                                                                     EXHIBIT 99E

                              ZENITH ELECTRONICS
                                  CORPORATION
                                REYNOSA, MEXICO


                 DATE OF INSPECTIONS: MARCH 22 - APRIL 10, 1998

                  EFFECTIVE DATE OF VALUATION: APRIL 1, 1998


                   APPRAISERS:  WILLIAM J. GARDNER, JR., ASA
                                MICHAEL J. DIPROSPERO, ASA
                                SCOTT C. LONKART
                                JAMES F. GARDNER
                                LEE ROBINETTE, ASA


                      GREENWICH INDUSTRIAL SERVICES, LLC.
                                611 ACCESS ROAD
                          STRATFORD, CONNECTICUT 06497
                                (203) 380-9367

                               TABLE OF CONTENTS
                               -----------------

                                                                               Pages
                                                                               -----
     1.   Letter of Transmittal                                                 1-5

     2.   Equipment                                                           1-120

     3.   Photographs                                                       121-123

     4.   Certification                                                           I

     5.   Statement of Limiting Conditions                                       II

     6.   Definition of Value                                                III-IV

     7.   Definition of Conditions                                                V

     8.   Statement Regarding the American Society of Appraisers                 VI

                    [LETTERHEAD OF GREENWICH APPEARS HERE]

May 14, 1998


Mr. Richard Lewis
Director, Quality
Zenith Electronics Corp.
1000 Milwaukee Avenue
Glenview, IL 60025-2493

Re:  Machinery and Equipment Appraisal
     Zenith Electronics Corporation
     Reynosa, Mexico

Dear Mr. Lewis:

In accordance with your recent request, Greenwich Industrial Services conducted detailed on-site inspections between March 22 and April 10, 1998 of the machinery and equipment belonging to Zenith Electronics Corporation, located at Melrose Park, IL, Glenview, IL, Chicago Warehouse Plant #5, Chicago Plant #6, Reynosa, MX, Chihuahua, MX, Ciudad Juarez, MX, and Matamoros, MX. The appraisal consisted of on-site inspections and subsequent office review, research and analysis. The purpose of the inspections was to determine the current Forced Liquidation Value, Fair Market Value and Fair Market In-Place Value for corporate decision making purposes. The effective date of this valuation is April 1, 1998.

Greenwich Industrial Services conducted a walk through inspection in February 1998, of the equipment at each of the facilities listed above. The current appraisal is mutually exclusive and supercedes any and all prior assessments. Based on the detailed nature of the current assignment and additional research conducted on the equipment, the values have been altered in numerous instances.

Zenith Electronics Corporation is an international manufacturer of televisions, cable boxes, remote controls and related products. The company has been a well-known producer of electronic components for many years and has significant name brand recognition.

The Reynosa, Mexico operation includes four primary locations (Plants #12, #13, #26, #27) contributing to the overall production, distribution, warehouse and repair of various size televisions. The total square footage for all of the buildings is approximately 1,125,000 feet, with all of the facilities located within a one-mile radius. Should the need

Zenith Electronics Corp.
May 14, 1998
Page 2

arise there are sufficient loading docks in each of the buildings to accommodate a smooth machinery removal process.

The plastics operation, Plant #27, contains a world class, state of the art injection molding area and spans approximately 220,000 square feet. The facility has incorporated a practical workflow pattern and is kept in very good condition. Departments include a production area, printing room, paint room, material handling system, common office area, cafeteria, and a large warehouse. The equipment include late model injection molders of various tonnage and shot size, a monorail inventory handing system, automatic industrial spray paint robots, pad printers and miscellaneous support equipment.

The main component production area Plant #12 include the assembly and surface mount lines. The machinery and equipment inspected consisted of late model sequencers, reflow ovens, DIP inserters, axial lead and chip shooters. The plant incorporated the latest printed circuit board surface mount and through hole technology and employed an up-to-date manufacturing process with a logical organizational flow. It is important to note that since the last walk-through appraisal, Plant #70 was transferred to the first floor within Plant #12.

Plant #13 contains the bobbin winding area as well as the Yoke assembly operation. The equipment included coil winding, reflow ovens, injection molding machines, a machine shop, cafeteria, office area, inspection, quality control and a computer room. The manual component assembly lines took up a significant portion of the space within the approximately 200,000 square foot facility.

The Rework and Repair department is located in Plant #26 and is housed in approximately 200,000 square feet. The facility has a circuit assembly and rework area, custom test systems, manual assembly lines, a customer service center, cafeteria, warehouse space and an automatic inventory retrieval system. Located in the same building is Plant #12A, which consisted of warehouse space and is accessible and connected with Plant #26.

The following report is a detailed break out of the equipment located at the above facility. The information contained herein is one segment in the valuation process and should be considered within the context of the overall assignment.

In appraising each of the facilities, Greenwich Industrial Services did not look at the overall business value of the corporation, nor the values of the real estate including land, building or site improvements. We did however, consider the following: workflow of the product, capability constraints, safety issues, quality controls, maintenance of the equipment, industry trends, location of the facility, current technology and overall working conditions and environment. Greenwich Industrial Services also considered all forms of obsolescence including, economic, functional and physical deterioration.

Zenith Electronics Corp.
May 14, 1998
Page 3

As part of our appraisal assignment, Zenith requested that we were to assist the company with a new asset identification system. The scope of that process was to tag individual pieces of equipment with an estimated liquidation value greater than $1,000. It should be noted that we were provided with stickers from the company and that not all of the equipment with values greater than $1,000 were tagged due to the nature of the equipment or the fact that it may have been in operation. The majority of office equipment was not tagged due to the inappropriate mark the stickers would make on the furniture. Upon our final review of each of the plants visited, we did notice that several of the stickers had already been removed. In the future we would suggest a stronger adhesive metal plate identification be utilized. We also left the remaining rolls of tags with each of the Zenith facilities for identification of future acquisitions.

Since the last Walk-Through Appraisal report was published, it is important to note that a significant amount of changes have taken place including equipment being transferred to other locations within Zenith, new equipment acquisitions, new departments being added or implemented and an entire plant (Plant #70) being moved.

It is also important to note that due to the detailed aspect of this appraisal report, new discoveries were uncovered including: operating efficiencies and inefficiencies, useful age/life findings on numerous key pieces of equipment and more detailed information on all forms of obsolescence present. Greenwich Industrial Services has also conducted further market analysis in order to find comparable sales of similar pieces of equipment.

The Forced Liquidation Value reflected, represents the gross amount in U.S. Dollars that, in our opinion, would be realized if the assets were sold in a forced situation at a properly advertised and conducted public sale within a 60-90 day time frame, under present economic trends. Conclusions taken into consideration are physical location, difficulty of removal, physical condition, adaptability, specialization, marketability, overall appearance and psychological appeal of the assets. Further, the ability of the asset group to draw sufficient prospective buyers to insure competitive offers is considered. All assets would be sold on a piecemeal basis "as is/where is" with purchasers responsible for removal of assets at their own risk and expense. Any deletions or additions to the package could change the psychological and/or monetary appeal necessary to obtain the value indicated.

The Fair Market Value reflected represents the most probable amount an asset should bring in a competitive and open market under all conditions requisite to a fair sale with the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus; (a) buyer and seller are typically motivated; (b) both parties are well informed or well advised, and acting in what they consider their own best interest; (c) a reasonable time is allowed for exposure to the open market; (d) payment is made in terms of cash in U.S. Dollars; and (e) the price represents the normal

Zenith Electronics Corp.
May 14, 1998
Page 4

consideration for the asset sold, unaffected by special or creative financing, or sales concessions granted by anyone associated with the sale.

The Fair Market In-Place Value reflected represents the value of the assets in their present location assuming the facility will continue in the manufacture of its present product at a profitable level. The values reflected take into consideration all costs associated with rigging, installation, wiring, plumbing, and dismantling. Greenwich Industrial Services has not taken into consideration the financial condition, goodwill, product lines, or the future markets of Zenith Electronics Corp.

                         ZENITH ELECTRONICS CORPORATION
                         ------------------------------

                                REYNOSA, MEXICO
                                ---------------

PLANT #27
---------

     TOTAL FORCED LIQUIDATION VALUE:              $8,962,350.00
     TOTAL FAIR MARKET VALUE:                     $10,496,950.00
     TOTAL FAIR MARKET IN-PLACE VALUE:            $12,565,950.00

PLANT #13
---------

     TOTAL FORCED LIQUIDATION VALUE:              $1,893,000.00
     TOTAL FAIR MARKET VALUE:                     $2,532,550.00
     TOTAL FAIR MARKET IN-PLACE VALUE:            $3,476,850.00

PLANT #12
---------

     TOTAL FORCED LIQUIDATION VALUE:              $7,600,400.00
     TOTAL FAIR MARKET VALUE:                     $9,520,050.00
     TOTAL FAIR MARKET IN-PLACE VALUE:            $11,788,200.00

PLANT #26
---------

     TOTAL FORCED LIQUIDATION VALUE:              $424,500.00
     TOTAL FAIR MARKET VALUE:                     $608,950.00
     TOTAL FAIR MARKET IN-PLACE VALUE:            $931,200.00

GRAND TOTAL
-----------

     TOTAL FORCED LIQUIDATION VALUE:              $18,880,250.00
     TOTAL FAIR MARKET VALUE:                     $23,158,500.00
     TOTAL FAIR MARKET IN-PLACE VALUE:            $28,762,200.00

Zenith Electronics Corp.
May 14, 1998
Page 5

This appraisal was conducted, and the report prepared, in accordance with the attached Appraisal Definitions and Conditions, which are considered an integral part thereof. This appraisal was conducted in accordance with customary appraisal practices and represents the best judgment of the appraiser. The appraisers further state that they have no direct or indirect, present or contemplated future interest in the property appraised and that the fee for services is in no way contingent on the value shown herein.

We hereby certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct and this report has been prepared in conformity with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation and the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers.

No responsibility is assumed by the appraiser for matters which are legal in nature nor is any opinion of the title rendered herewith. This appraisal assumes good title. Any liens or encumbrances which may exist have been disregarded, as well as any delinquency in the payment of general taxes or special assessments.

We will retain a copy of this report in our files with the original field notes for a period of seven years. This company considers these reports and notes confidential, and we do not permit access to them by anyone without your authorization.

We enclose herewith our billing for services rendered. We will maintain a work file should you have any further questions.

Very truly yours,

/s/ William J. Gardner                           /s/ Michael J. DiProspero
William J. Gardner, Jr. ASA                      Michael J. DiProspero, ASA
President                                        Appraiser


/s/ James F. Gardner                             /s/ Scott C. Lonkart
James F. Gardner                                 Scott C. Lonkart
Appraiser                                        Appraiser

                           [PLANT #27 APPEARS HERE]

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                   FLV                 FMV                 FMIPV
--------------------------------------------------------------------------------------------------------------------
                                   PLANT #27
PLASTICS/PLANT #27
---------------------------------------------------------------------------------------------------------------------
  1       213    NELMOR PORTABLE SCRAP GRANULATOR, PROP          $15,000.00          $18,000.00          $21,000.00
                 #19259, MO7, FLEET RO81 W/SOUND,
                 SUPPRESSION ENCLOSURE, APPROXIMATELY 15
                 HP

  2       229    NELMOR PORTABLE SCRAP GRANULATOR, PROP          $15,000.00          $18,000.00          $21,000.00
                 #19261, MO8, W/SOUND, SUPPRESSION
                 ENCLOSURE, APPROXIMATELY 15 HP

  3       243    NELMOR PORTABLE SCRAP GRANULATOR, PROP          $15,000.00          $18,000.00          $21,000.00
                 #19262 M10, W/SOUND, SUPPRESSION
                 ENCLOSURE, APPROXIMATELY 15 HP

  4       236    NELMOR PORTABLE SCRAP GRANULATOR, PROP          $15,000.00          $18,000.00          $21,000.00
                 #19260 MO9, W/SOUND, SUPPRESSION
                 ENCLOSURE, APPROXIMATELY 15 HP

  5       214    APPLICATION AUTOMATION PICK & PLACE             $30,000.00          $35,000.00          $40,000.00
                 ROBOT, MODEL TITAN EL-1650, W/BRADLEY PLC
                 CONTROL, S/N 9469087, PROP #18662, RA-01

  6       228    APPLICATION AUTOMATION PICK & PLACE ROBOT,      $30,000.00          $35,000.00          $40,000.00
                 MODEL TITAN EL-1650, W/BRADLEY PLC CONTROL,
                 S/N 94D9081, PROP #18649, RA-05

  7       218    APPLICATION AUTOMATION PICK & PLACE ROBOT,      $30,000.00          $35,000.00          $40,000.00
                 MODEL TITAN EL-1650, W/BRADLEY PLC CONTROL,
                 S/N 94J9109, PROP #18641, RA-02

  8       222    APPLICATION AUTOMATION PICK & PLACE ROBOT,      $30,000.00          $35,000.00          $40,000.00
                 MODEL TITAN EL-1650, W/BRADLEY PLC CONTROL,
                 S/N 94J9088, PROP #18665, RA-03

  9       231    APPLICATION AUTOMATION PICK & PLACE             $30,000.00          $35,000.00          $40,000.00
                 ROBOT, MODEL TITAN EL-1650, W/BRADLEY PLC
                 CONTROL, S/N 94E9102, PROP N/A, RA-06

---------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                     $210,000.00         $247,000.00         $284,000.00
---------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#            DESCRIPTION                                              FLV             FMV              FMIPV
---------------------------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
 10       237            APPLICATION AUTOMATION PICK & PLACE ROBOT,                $30,000.00      $35,000.00       $40,000.00
                         MODEL TITAN EL-1650, W/BRADLEY PLC CONTROL,
                         S/N 95A90911, PROP 318970, RA-08

 11       242            APPLICATION AUTOMATION PICK & PLACE ROBOT,                $30,000.00      $35,000.00       $40,000.00
                         MODEL TITAN EL-1650, W/BRADLEY PLC CONTROL,
                         S/N 94J9110, PROP N/A, RA-09

 12       246            APPLICATION AUTOMATION PICK & PLACE ROBOT,                $30,000.00      $35,000.00       $40,000.00
                         MODEL TITAN EL-1650, W/BRADLEY PLC CONTROL,
                         S/N 94D9082, PROP #18648, RA-13

 13       260            APPLICATION AUTOMATION PICK & PLACE ROBOT,                $30,000.00      $35,000.00       $40,000.00
                         MODEL TITAN EL-1650, W/BRADLEY PLC CONTROL,
                         S/N 95B9095, PROP #18995, RA-14

 14       215            BAUER NCU CONTROL CONSOLE, #7                             $10,000.00      $15,000.00       $19,000.00
                         W/ASSOCIATED EQUIPMENT, S/N N/A

 15       245            BAUER NCU CONTROL CONSOLE, #N/A,                          $10,000.00      $15,000.00       $19,000,00
                         W/ASSOCIATED EQUIPMENT, S/N N/A

 16       217            BAUER NCU CONTROL CONSOLE, #1,                            $10,000.00      $15,000.00       $19,000.00
                         W/ASSOCIATED EQUIPMENT, S/N N/A

 17       238            BAUER NCU CONTROL CONSOLE, #2,                            $10,000.00      $15,000.00       $19,000.00
                         W/ASSOCIATED EQUIPMENT, S/N N/A

 18       224            BAUER NCU CONTROL CONSOLE, #3                             $10,000.00      $15,000.00       $19,000.00
                         W/ASSOCIATED EQUIPMENT, S/N N/A

 19       234            BAUER NCU CONTROL CONSOLE, #5                             $10,000.00      $15,000.00       $19,000.00
                         W/ASSOCIATED EQUIPMENT, S/N N/A

 20       230            BAUER NCU CONTROL CONSOLE, #8                             $10,000.00      $15,000.00       $19,000.00
                         W/ASSOCIATED EQUIPMENT, S/N N/A

---------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                               $190,000.00     $245,000.00      $293,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#         DESCRIPTION                                      FLV                FMV               FMIPV
------------------------------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
21        241         BAUER NCU CONTROL CONSOLE, #4,                  $ 10,000.00        $ 15,000.00        $ 19,000.00
                      W/ASSOCIATED EQUIPMENT, S/N N/A

22        250         BAUER NCU CONTROL CONSOLE, #N/A,                $ 10,000.00        $ 15,000.00        $ 19,000.00
                      W/ASSOCIATED EQUIPMENT, S/N N/A

23        221         KONA 12 ZONE HOT-RUNNER CONTROL, MODEL          $  2,500.00        $  3,000.00        $  3,250.00
                      #MF-12, S/N 1194, #18

24        252         KONA 7 ZONE HOT-RUNNER CONTROL, MODEL           $  1,500.00        $  2,000.00        $  2,300.00
                      #12G, S/N 060490, #8

25        227         1996 GAIN ALLEN BRADLEY PANEL VIEW 1200         $ 12,500.00        $ 16,000.00        $ 23,000.00
                      CONTROL CONSOLE, MODEL #GT-JR-IV-A, S/N 280

26        256         KONA 9 ZONE HOT-RUNNER CONTROL, S/N N/A,        $  1,600.00        $  2,100.00        $  2,500.00
                      #6

27        259         KONA 12 ZONE HOT-RUNNER CONTROL, #24            $  2,500.00        $  3,000.00        $  3,250.00


28        216         1994 CINCINNATI MILACRON INJECTION MOLDING      $225,000.00        $260,000.00        $310,000.00
                      MACHINE, MODEL #VL-1000-178, 1000 TON, S/N
                      H21AO194016, PROP #18635, W/AEG VACUUM
                      FEEDER, CAMAC VEL CONTROL CONSOLE
                      W/ASSOCIATED EQUIPMENT

29        219         1994 CINCINNATI MILACRON INJECTION MOLDING      $225,000.00        $260,000.00        $310,000.00
                      MACHINE, MODEL #VL-1000-178, 1000 TON, S/N
                      H21AO194011, PROP #18634, W/AEG VACUUM
                      FEEDER, CAMAC VEL CONTROL CONSOLE
                      W/ASSOCIATED EQUIPMENT

30        220         1994 CINCINNATI MILACRON INJECTION MOLDING      $225,000.00        $260,000.00        $310,000.00
                      MACHINE, MODEL #VL-1000-178, 1000 TON, S/N
                      H21AO194013, PROP #18636, W/AEG VACUUM
                      FEEDER, CAMAC VEL CONTROL CONSOLE
                      W/ASSOCIATED EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
                      PAGE TOTAL                                      $745,600.00        $836,100.00      $1,002,300.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                       FLV              FMV              FMIPV
---------------------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
---------------------------------------------------------------------------------------------------------------------------

  31      223  1994 CINCINNATI MILACRON INJECTION MOLDING            $225,000.00      $260,000.00      $310,000.00
               MACHINE, MODEL #VL-1000-178, 1000 TON, S/N
               H21AO194017, PROP #18660, W/AEG VACUUM
               FEEDER, CAMAC VEL CONTROL CONSOLE
               W/ASSOCIATED EQUIPMENT

  32      226  1994 CINCINNATI MILACRON INJECTION MOLDING            $225,000.00      $260,000.00      $310,000.00
               MACHINE, ,MODEL #VL-1000-178, 1000 TON, S/N
               H21AO194007, PROP #18876, W/AEG VACUUM
               FEEDER, CAMAC VEL CONTROL CONSOLE
               W/ASSOCIATED EQUIPMENT

  33      232  1994 CINCINNATI MILACRON INJECTION MOLDING            $225,000.00      $260,000.00      $310,000.00
               MACHINE, MODEL #VL-1000-178, 1000 TON, S/N
               H21AO194004, PROP #18877, W/AEG VACUUM
               FEEDER, CAMAC VEL CONTROL CONSOLE
               W/ASSOCIATED EQUIPMENT

  34      233  1994 CINCINNATI MILACRON INJECTION MOLDING            $225,000.00      $260,000.00      $310,000.00
               MACHINE, MODEL #VL-1000-178, 1000 TON,S/N
               H21AO194003, PROP #18878, W/AEG VACUUM
               FEEDER, CAMAC VEL CONTROL CONSOLE
               W/ASSOCIATED EQUIPMENT

  35      240  1994 CINCINNATI MILACRON INJECTION MOLDING            $225,000.00      $260,000.00      $310,000.00
               MACHINE, MODEL #VL-1000-178, 1000 TON, S/N
               H21AO195002, PROP #18668, W/AEG VACUUM
               FEEDER, CAMAC VEL CONTROL CONSOL
               W/ASSOCIATED EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------
               PAGE TOTAL                                          $1,125,000.00    $1,300,000.00    $1,550,000.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
ITEM      ID#                      DESCRIPTION                   FLV                 FMV                 FMIPV
----------------------------------------------------------------------------------------------------------------------
PLASTIC CONT'D
----------------------------------------------------------------------------------------------------------------------
  36      225  APPLICATION ENGINEERING TITAN PICK & PLACE        $35,000.00          $40,000.00          $45,000.00
               ROBOT, MODEL EL-1800, S/N 95C9100, PROP
               #19087

  37      235  APPLICATION ENGINEERING TITAN PICK & PLACE        $34,000.00          $39,000.00          $44,000.00
               ROBOT, S/N 94E9101, PROP #N/A, RA07

  38      247  APPLICATION ENGINEERING TITAN PICK & PLACE        $35,000.00          $40,000.00          $45,000.00
               ROBOT, S/N 95C9101, PROP #18997, RA11

  39      251  APPLICATION ENGINEERING TITAN PICK & PLACE        $34,000.00          $39,000.00          $44,000.00
               ROBOT, S/N 94E9099, PROP #N/A, RA12

  40      253  APPLICATION ENGINEERING TITAN PICK & PLACE        $34,000.00          $39,000.00          $44,000.00
               ROBOT, S/N 94E9100, PROP #N/A, RA10

  41      261  APPLICATION ENGINEERING TITAN PICK & PLACE        $35,000.00          $40,000.00          $45,000.00
               ROBOT, S/N 95C9103, PROP #18996, RA15

  42      262  APPLICATION ENGINEERING TITAN PICK & PLACE        $34,000.00          $39,000.00          $44,000.00
               ROBOT, S/N 94G9082, PROP #18650, RA16

  43      239  1995 CINCINNATI MILACRON INJECTION MOLDING       $250,000.00         $290,000.00         $340,000.00
               MACHINE, MODEL VL-1000 W/P-179, 1000 TON
               W/CAMAC VEL CONTROL, AEC VACUUM FEEDER,
               ASSOCIATED EQUIPMENT, S/N H21A0195001,
               PROP #18669

  44      244  1994 CINCINNATI MILACRON INJECTION MOLDING       $300,000.00         $340,000.00         $385,000.00
               MACHINE, MODEL VL 1500-232, 1500 TON
               W/CAMAC VEL CONTROLS, AEC VACUUM FEEDER,
               ASSOCIATED EQUIPMENT, PROP #18879, S/N
               H23A0194009

----------------------------------------------------------------------------------------------------------------------
               PAGE TOTAL                                       $791,000.00         $906,000.00       $1,036,000.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------
ITEM#      ID#            DESCRIPTION                             FLV            FMV             FMIPV
-----------------------------------------------------------------------------------------------------------------
PLASTIC (CONT'D)
-----------------------------------------------------------------------------------------------------------------
 45        248            1994 CINCINNATI MILACRON                $300,000.00    $340,000.00     $385,000.00
                          INJECTION MOLDING MACHINE,
                          MODEL VL 1500-232, 1500
                          TON W/CAMAC VEL CONTROLS,
                          AEC VACUUM FEEDER,
                          ASSOCIATED EQUIPMENT, PROP
                          #18880, S/N H23A0194006

46         249            1994 CINCINNATI MILACRON                $300,000.00    $340,000.00     $385,000.00
                          INJECTION MOLDING MACHINE,
                          MODEL VL 1500-232, 1500
                          TON W/CAMAC VEL CONTROLS,
                          AEC VACUUM FEEDER,
                          ASSOCIATED EQUIPMENT, PROP
                          #18881, S/N H23A0194914

47         258            1994 CINCINNATI MILACRON                $300,000.00    $340,000.00     $385,000.00
                          INJECTION MOLDING MACHINE,
                          MODEL VL 1500-232, 1500
                          TON W/CAMAC VEL CONTROLS,
                          AEC VACUUM FEEDER,
                          ASSOCIATED EQUIPMENT, PROP
                          #18994, S/N H2310195010

48         257            1994 CINCINNATI MILACRON                $320,000.00    $360,000.00     $400,000.00
                          INJECTION MOLDING MACHINE,
                          MODEL VL 1500 W/P-232,
                          1500 TON W/CAMAC VEL
                          CONTROLS, AEC VACUUM
                          FEEDER, ASSOCIATED
                          EQUIPMENT, PROP #18684,
                          S/N H23A0194013

49         263            1994 CINCINNATI MILACRON                $300,000.00    $340,000.00     $385,000.00
                          INJECTION MOLDING MACHINE,
                          MODEL VL 1500-232, 1500
                          TON W/CAMVAC VEL CONTROLS,
                          AEC VACUUM FEEDER,
                          ASSOCIATED EQUIPMENT, PROP
                          #18992, S/N H23A0195012

50         264            1994 CINCINNATI MILACRON                $300,000.00    $340,000.00     $385,000.00
                          INJECTION MOLDING MACHINE,
                          MODEL VL 1500-232, 1500
                          TON W/CAMAC VEL CONTROLS,
                          AEC VACUUM FEEDER,
                          ASSOCIATED EQUIPMENT, PROP
                          #18993, S/N H23A0195011

51         212            DME 12 ZONE HOT RUNNER                    $2,000.00      $2,500.00       $3,000.00
                          CONTROL, MODEL MFP12G,
                          S/N W12659

-----------------------------------------------------------------------------------------------------------------
                          PAGE TOTAL                            $1,822,000.00  $2,062,500.00   $2,328,000.00
-----------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                   DESCRIPTION                        FLV              FMV             FMIPV
-------------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
-------------------------------------------------------------------------------------------------------------------
52          602        KONA 12 ZONE HOT-RUNNER CONTROLS, MODEL         $2,000.00        $2,500.00       $3,000.00
                       MF12, S/N N/A

53          605        DME 12 ZONE HOT-RUNNER CONTROLS, S/N            $1,500.00        $2,000.00       $2,500.00
                       163215

54          607        DME 12 ZONE HOT-RUNNER CONTROLS, S/N            $1,500.00        $2,000.00       $2,500.00
                       14001

55          611        KONA 12 ZONE HOT-RUNNER CONTROLS, MODEL         $2,000.00        $2,500.00       $3,000.00
                       MF 12, S/N 64428

56          615        KONA 12 ZONE HOT-RUNNER CONTROLS, S/N           $2,000.00        $2,500.00       $3,000.00
                       64436

57          210        APPLICATION AUTOMATION PICK & PLACE ROBOT,     $30,000.00       $35,000.00      $40,000.00
                       MODEL EL-1650, S/N 94M9089, ALLEN BRADLEY
                       PLC CONTROLS, PROP #18969 R-B01

58          603        APPLICATION AUTOMATION PICK & PLACE ROBOT,     $30,000.00       $35,000.00      $40,000.00
                       MODEL EL-1650, S/N 94K9088 BRADLEY
                       PLC CONTROLS, PROP#18640, R-B02

59          606        APPLICATION AUTOMATION PICK & PLACE ROBOT,     $30,000.00       $35,000.00      $40,000.00
                       MODEL EL-1650, S/N 94K9089 BRADLEY PLC
                       CONTROLS, PROP#18649

60          609        APPLICATION AUTOMATION PICK & PLACE ROBOT,     $30,000.00       $35,000.00      $40,000.00
                       MODEL EL-1650, S/N 94J9111 BRADLEY PLC
                       CONTROLS, PROP#18642

61          211        1994 CINCINNATI MILACRON MODEL VL1000-179,    $225,000.00      $260,000.00     $310,000.00
                       INJECTION MOLDING MACHINE, 1000 TON
                       CAPACITY, S/N H21A0194015, CAMAC VEL
                       CONTROLS, AEC VACUUM FEEDER, PROP #18637

-------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                    $354,000.00     $411,500.00     $484,000.00
-------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA,MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM#   ID#                    DESCRIPTION                             FLV               FMV                FMIPV
-------------------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
62      601              1994 CINCINNATI MILACRON MODEL VL1000-179,    $  225,000.00     $  260,000.00      $  310,000.00
                         INJECTION MOLDING MACHINE, 1000 TON
                         CAPACITY, S/N H21A0194012, CAMAC VEL
                         CONTROLS, AEC VACUUM FEEDER, PROP #18638

63      604              1994 CINCINNATI MILACRON MODEL VL1000-179,    $  225,000.00     $  260,000.00      $  310,000.00
                         INJECTION MOLDING MACHINE, 1000 TON
                         CAPACITY, S/N H21A0194014 CAMAC VEL
                         CONTROLS, AEC VACUUM FEEDER, PROP #18639

64      607              1994 CINCINNATI MILACRON MODEL VL1000-179,    $  225,000.00     $  260,000.00      $  310,000.00
                         INJECTION MOLDING MACHINE, 1000 TON
                         CAPACITY, S/N H21A0194018 CAMAC VEL
                         CONTROLS, AEC VACUUM FEEDER, PROP #18664

65      610              1997 CINCINNATI MILACRON MODEL VL1000-179,    $  285,000.00     $  310,000.00      $  340,000.00
                         INJECTION MOLDING MACHINE, 1000 TON
                         CAPACITY, S/N H21A0497012 CAMAC VEL
                         CONTROLS, AEC VACUUM FEEDER, PROP #19518

66      616              1997 CINCINNATI MILACRON MODEL VL1000-179,    $  285,000.00     $  310,000.00      $  340,000.00
                         INJECTION MOLDING MACHINE, 1000 TON
                         CAPACITY, S/N H21A0497014 CAMAC VEL
                         CONTROLS, AEC VACUUM FEEDER, PROP #19519

67      612              AEC APPLICATION AUTOMATION PICK & PLACE       $   20,000.00     $   24,000.00      $   28,000.00
                         ROBOT, MODEL INTERCEPTOR II-1800PC, S/N
                         97G9237, PROP #19575

68      613              AEC APPLICATION AUTOMATION PICK & PLACE       $   20,000.00     $   24,000.00      $   28,000.00
                         ROBOT, MODEL INTERCEPTOR II-1800PC, S/N
                         97G9238,PROP #19578

69      617              TAMPO PRINT RAPID 2000/130 PAD PRINTER        $    4,000.00     $    4,500.00      $    5,000.00

-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                    $1,289,000.00     $1,452,500.00      $1,671,000.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                   FLV                 FMV                 FMIPV
--------------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
--------------------------------------------------------------------------------------------------------------------
 70       618    TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-      $3,000.00         $3,250.00           $3,500.00
                 491

 71       619    TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-      $3,000.00         $3,250.00           $3,500.00
                 853

 72       620    TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-      $3,000.00         $3,250.00           $3,500.00
                 786

 73       621    1981 CINCINNATI MILACRON 500-70, 500 TON        $80,000.00       $100,000.00         $125,000.00
                 CAPACITY, INJECTION MOLDING MACHINE, S/N
                 4005A21/81-25R75, W/CAMAC VEL CONTROL, AEC
                 VACUUM FEEDER, PROP #19001

 74       622    1981 CINCINNATI MILACRON 500-700, 500 TON       $80,000.00       $100,000.00         $125,000.00
                 CAPACITY, INJECTION MOLDING MACHINE, S/N
                 4005A21/81-24R95, PROP #19002, W/CAMAC VEL
                 CONTROLS, AEC VACUUM FEEDER

 75       623    KONA 12 TON HOT-RUNNER CONTROL, MODEL            $2,000.00         $2,500.00           $3,000.00
                 MF12, S/N 64427

 76       625    DME 12 ZONE HOT-RUNNER CONTROL, MODEL            $2,000.00         $2,500.00           $3,000.00
                 MFP-12-G, S/N W12825

 77       627    DME 12 ZONE HOT-RUNNER CONTROL, MODEL            $2,000.00         $2,500.00           $3,000.00
                 MFP-12-G, S/N W12825

 78       630    DME 12 ZONE HOT-RUNNER CONTROL, MODEL            $2,000.00         $2,500.00           $3,000.00
                 MFP-12-G, S/N N/A

 79       632    KONA 12 ZONE HOT-RUNNER CONTROL, MODEL           $1,750.00         $2,000.00           $2,250.00
                 MF-12, S/N 63854

--------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                     $178,750.00       $221,750.00         $274,750.00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1, 1998


---------------------------------------------------------------------------------------------------------------
ITEMS #      ID #                     DESCRIPTION                       FLV             FMV           FMIPV
---------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
---------------------------------------------------------------------------------------------------------------
  80          637      KONA 12 ZONE HOT-RUNNER CONTROL, MODEL          $2,000.00      $2,250.00      $2,500.00
                       MF-12, S/N 64430

  81          638      KONA 12 ZONE HOT-RUNNER CONTROL, MODEL          $2,000.00      $2,250.00      $2,500.00
                       MF-12, S/N 64834

  82          624      VAN DORN 500 TON, INJECTION MOLDING            $70,000.00     $80,000.00     $90,000.00
                       MACHINE W/CRT PATHFINDER CONTROLS, W/AEC
                       VACUUM FEEDER

  83          626      1994 CINCINNATI MILACRON VH400-54 INJECTION   $125,000.00    $140,000.00    $160,000.00
                       MOLDING MACHINE, S/N H04A0194040, 400 TON
                       CAPACITY, W/CAMAC VEL CONTROLS, AEC
                       VACUUM FEEDER, PROP #18658

  84          628      1994 CINCINNATI MILACRON VH400-54 INJECTION   $125,000.00    $140,000.00    $160,000.00
                       MOLDING MACHINE, S/N H04A0194023, 400 TON
                       CAPACITY, W/CAMAC VEL CONTROLS, AEC
                       VACUUM FEEDER, PROP #18659

  85          631      1994 CINCINNATI MILACRON VH400-54 INJECTION   $125,000.00    $140,000.00    $160,000.00
                       MOLDING MACHINE, S/N H04A0194041, 400 TON
                       CAPACITY, W/CAMAC VEL CONTROLS, AEC
                       VACUUM FEEDER, PROP #18657

  86          633      1995 CINCINNATI MILACRON VH400-54 INJECTION   $150,000.00    $165,000.00    $175,000.00
                       MOLDING MACHINE, S/N H04A0195001, 400 TON
                       CAPACITY, W/CAMAC VEL CONTROLS, AEC
                       VACUUM FEEDER, PROP #N/A

  87          634      VAN DORN 400 TON INJECTION MOLDING             $70,000.00     $80,000.00     $90,000.00
                       MACHINE W/PATH-FINDER CONTROLS, W/AEC
                       VACUUM FEEDER, S/N N/A

  88          635      1979 CINCINNATI MILACRON 375 TON INJECTION     $55,000.00     $60,000.00     $65,000.00
                       MOLDING MACHINE, MODEL 375T-4802 IMM, S/N
                       4083A21/79-51 R95, PROP #18999, W/CONTROLS

----------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                    $724,000.00    $809,500.00    $905,000.00
----------------------------------------------------------------------------------------------------------------

                       GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA,MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------
ITEM#   ID#                    DESCRIPTION                               FLV               FMV                FMIPV
-------------------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
 89     636              1981 CINCINNATI MILACRON 375 TON INJECTION      $ 55,000.00       $ 60,000.00        $ 65,000.00
                         MOLDING MACHINE, MODEL 375T-4802 IMM, S/N
                         4083A21/81-43 R95, PROP #18998, W/CAMAC VEL
                         CONTROLS, W/AEC FEEDER

90      639              1995 CINCINNATI MILACRON 250 TON INJECTION      $115,000.00       $135,000.00        $170,000.00
                         MOLDING MACHINE, MODEL VH-250-21, S/N
                         H02A0195001, PROP #18666, W/CAMAC VEL
                         CONTROLS, AEC VACUUM FEEDER

91      640              1994 CINCINNATI MILACRON 250 TON INJECTION      $115,000.00       $135,000.00        $170,000.00
                         MOLDING MACHINE, MODEL VT-110-10, S/N
                         135A0194095, PROP #18667, W/CAMAC VEL
                         CONTROLS, AEC VACUUM FEEDER

92      270              CONAIR FRANKLIN, MODEL D01-A2000-300, S/N       $  5,000.00       $  6,000.00        $  7,000.00
                         OD2106, DESICCANT DRYER, W/COMPU-DRY
                         CD100 COMPUTERIZED CONTROLS, HOPPER,
                         VACUUM FEEDER

93      271              CLARK ELECTRIC FORKLIFT, 300 LB CAPACITY S/N    $  1,500.00       $  2,000.00        $  2,500.00
                         EC300CSG-88-952-768

94      641              TOYOTA ELECTRIC FORKLIFT, MODEL SFBE10          $ 10,000.00       $ 11,000.00        $ 12,000.00
                         W/SIDESHIFT, S/N 12393, EXCELLENT CONDITION

95      642              TOYOTA ELECTRIC FORKLIFT, MODEL SFBE10          $ 10,000.00       $ 11,000.00        $ 12,000.00
                         W/SIDESHIFT, S/N 12396, EXCELLENT CONDITION

96      643              YALE ELECTRIC FORKLIFT, W/SIDESHIFT, MODEL      $  1,000.00       $  1,250.00        $  1,500.00
                         ERC055FAN485T083, S/N N338603

97      644              YALE ELECTRIC FORKLIFT, W/SIDESHIFT, MODEL      $  1,500.00       $  1,750.00        $  2,000.00
                         M40, S/N 23N652

98      645              TOYOTA ELECTRIC FORKLIFT, 2000 LB CAPACITY,     $  2,500.00       $  3,000.00        $  3,500.00
                         W/SIDESHIFT, MODEL SFBE10, S/N 11102
-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                      $316,500.00       $366,000.00        $445,500.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA,MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM#   ID#                    DESCRIPTION                               FLV               FMV                FMIPV
-------------------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 99     262              DME 12 ZONE, HOT-RUNNER CONTROL, S/N 16852,      $2,000.00         $2,500.00           $2,750.00
                         #3, (1986)

100     265              DME 12 NONE, HOT-RUNNER CONTROL, S/N 7282,       $2,000.00         $2,500.00           $2,750.00
                         #13

101     267              PHD DEMAG, 20 TON BRIDGE CRANE, TOP             $35,000.00        $45,000.00          $70,000.00
                         RUNNING W/HOIST, PENDANT CONTROL,
                         TROLLEY, ASSOCIATED EQUIPMENT, S/N 96394

102     272              PHD DEMAG, 20 TON BRIDGE CRANE, TOP             $35,000.00        $45,000.00          $70,000.00
                         RUNNING W/HOIST, PENDANT CONTROL,
                         TROLLEY, ASSOCIATED EQUIPMENT, S/N A1192195

103     292              PHD DEMAG, 20 TON BRIDGE CRANE, TOP             $35,000.00        $45,000.00          $70,000.00
                         RUNNING W/HOIST, PENDANT CONTROL,
                         TROLLEY, ASSOCIATED EQUIPMENT, S/N N/A

104     294              PHD DEMAG, 20 TON BRIDGE CRANE, TOP             $35,000.00        $45,000.00          $70,000.00
                         RUNNING W/HOIST, PENDANT CONTROL,
                         TROLLEY, ASSOCIATED EQUIPMENT, S/N 103694

105     293              CUSTOM PORTABLE SCRAP GRANULATOR,                $4,000.00         $5,000.00           $6,000.00
                         APPROXIMATELY 20 HP, W/ASSOCIATED
                         EQUIPMENT, S/N N/A

106                      MISCELLANEOUS PLASTICS SUPPORT                  $80,000.00       $120,000.00         $150,000.00
                         EQUIPMENT INCLUDING: AEC MOLD
                         TEMPERATURE CONTROLS, MOTOR BELT,
                         CONVEYORS W/DAYTON SCR CONTROLS,
                         PORTABLE TOOL CARTS, SYSCON BELT
                         CONVEYOR, (8) PALLET DUMPERS, GLUE
                         DISPENSERS, WORK BENCHES, AERIAL LIFT,
                         SPARE BARREL, DIE LIFT TABLES, YALE
                         FORKLIFT, (SCRAP PARTS), HOT RUNNER
                         CONTROLS, MAGNETIC SEPARATORS, HOSE,
                         PIPES
-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                     $228,000.00        $310,000.00        $441,600.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                          FLV            FMV           FMIPV
------------------------------------------------------------------------------------------------------------
PLASTIC CONT'D
------------------------------------------------------------------------------------------------------------
 107      269       CUSTOM FABRICATED, MONORAIL/CONVEYOR           $ 5,000.00     $20,000.00    $ 50,000.00
                    SYSTEM W/APPROXIMATELY 10,000 LINEAR FEET,
                    DRIVE MOTORS, CARRIERS, ASSOCIATED
                    EQUIPMENT

------------------------------------------------------------------------------------------------------------
MACHINE SHOP
------------------------------------------------------------------------------------------------------------
 108      273       BRIDGEPORT VERTICAL MILLING MACHINE,           $ 4,000.00     $ 4,500.00     $ 5,000.00
                    SERIES 1, 2 HP, 9 X 42" POWER FEED, RISER,
                    2 AXIS DRO, S/N 185913

 109      274       BRIDGEPORT VERTICAL MILLING MACHINE,           $ 4,000.00     $ 4,500.00     $ 5,000.00
                    SERIES 1, 2 HP, 9 X 42" POWER FEED, RISER,
                    2 AXIS DRO, S/N 147985

 110      280       BRIDGEPORT VERTICAL MILLING MACHINE, VARI-     $ 4,000.00     $ 4,500.00     $ 5,000.00
                    SPEED , 2 HP, 9 X 42" POWER FEED, RISER, 2
                    AXIS DRO, S/N N/A

 111      275       WEIL SETTING, VERTICAL MILLING MACHINE, 2 HP,  $ 3,000.00     $ 3,500.00     $ 4,000.00
                    9 X 42" TABLE, LUBE, #8, S/N N/A

 112       276       VANTAGE 1740 ENGINE LATHE, 17" X 40"          $ 8,000.00     $10,000.00     $11,500.00
                    W/TAILSTOCK, 3-JAW CHUCK, TOOLPOST, S/N 867

 113      277       HARDINGE SECONDARY OPERATION LATHE,            $ 6,000.00     $ 7,000.00     $ 8,000.00
                    MODEL HLV-H, W/TAILSTOCK, QUICK CHANGE
                    COLLET GRINDER, S/N 7395-S, #2

 114      279       HARDINGE SECONDARY OPERATION LATHE,            $ 6,000.00     $ 7,000.00     $ 8,000.00
                    MODEL HLV-H, W/TAILSTOCK, QUICK CHANGE
                    COLLET, GRINDER, S/N N/A, #3

 115      278       VANTAGE VERTICAL MILLING MACHINE, MODEL        $ 4,000.00     $ 4,500.00     $ 5,000.00
                    V1054-1, 9 X 42" TABLE, S/N 93298, #4, PROP
                    #18708

 116      281       DOALL SURFACE GRINDER, 6 X 12" CHUCK,          $ 2,500.00     $ 3,000.00     $ 3,500.00
                    MODEL DH612, S/N 138-682717, PROP #1242

------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                     $46,500.00     $68,500.00     $105,000.00
------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------
ITEM #    ID#       DESCRIPTION                                  FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------
MACHINE SHOP (CONT'D)
----------------------------------------------------------------------------------------------------------
 117      282       OKAMOTO SURFACE GRINDER, MODEL 6-12          $ 5,000.00     $ 5,750.00      $ 6,500.00
                    LINEAR, W/WALKER 6 X 12" CHUCK, #11,
                    S/N N/A

 118      283       DOALL GRANITE SURFACE PLATE,                 $ 1,500.00     $ 2,000.00      $ 2,500.00
                    48 X 60 X 6", PROP #12558, S/N 2236-7

 119      285       TRINCO DRY BLAST CABINET, W/SHOT             $ 1,000.000    $ 1,400.00      $ 1,800.00
                    BLAST UNIT, S/N 34737-0

 120      286       CINCINNATI VERTICAL MILLING MACHINE,         $ 2,500.00     $ 3,000.00      $ 3,500.00
                    MODEL TOOLMASTER W/ROTARY TABLE,
                    9 X 42" TABLE, #21, S/N 6JWV5T-167

 121      284       BROWN & SHARP HITE-TRONICS MICRO             $ 2,000.00     $ 2,600.00      $ 3,100.00
                    HEIGHT GAUGE W/GRANITE SURFACE
                    PLATE

 122      287       DOALL VERTICAL BAND SAW, W/BLADE             $ 4,000.00     $ 5,000.00      $ 6,000.00
                    WELDER GRINDER, MODEL 5612-3, S/N
                    153-68937

 123      288       GIOVANNI BREDA RADIAL ARM DRILL, MODEL       $ 6,000.00     $ 6,750.00      $ 7,500.00
                    R1200L-30-540, S/N N/A, PROP #11768

 124      289       BROWN & SHARP AUTOMATIC SURFACE GRINDER,     $10,000.00     $12,000.00      $14,000.00
                    MODEL MICROMASTER 1224, W/12 X 24"
                    ELECTRO MAGNETIC CHUCK, S/N 523-1224-378,
                    PROP #1339

 125      290       DR JIB FRAME W/COFFING 5 TON CHAIN HOIST,    $ 1,000.00     $ 1,250.00      $ 1,500.00
                    PENDANT CONTROL

 126      291       DEMAG BRIDGE CRANE 20 TON, TOP RUNNING,      $30,000.00     $40,000.00      $60,000.00
                    S/N 81185, W/PENDANT CONTROL, HOIST
                    TROLLEY, ASSOCIATED EQUIPMENT

----------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                   $63,000.00     $79,750.00     $106,400.00
----------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------
ITEM#     ID#            DESCRIPTION                             FLV           FMV             FMIPV
-----------------------------------------------------------------------------------------------------------
MACHINE SHOP (CONT'D)
-----------------------------------------------------------------------------------------------------------
  127            MISCELLANEOUS SUPPORT EQUIPMENT                 $27,500.00     $35,000.00      $45,000.00
                 INCLUDING BUT LIMITED TO: STEADY REST,
                 GRANITE SURFACE PLATE, CHUCKS, STEEL
                 SURFACE PLATE, ABRASIVE CUT OFF SAW, LAB
                 OVEN, BENCH VISE, STORAGE CABINETS, MILLING
                 VISE, DISC SANDER, DIE LIFT, FANS, COVER
                 KNOTCHER, DE GRINDER, FILE CABINETS, WORK
                 BENCHES, TOOL BOXES, ROCKWELL HARDNESS
                 TESTERS, BLUE PRINT FILE, SHOT BLAST UNIT,
                 CRIMPER, PARKER START COMPRESSES, H-
                 FRAME SHOP PRESS ARBOR PRESS, BENCH TOP
                 OVENS, DRILL PRESS HORIZONTAL
                 BAND SAW, STORAGE CABINETS, WELDER,
                 CANTILEVER, STORAGE SHELVES, HOT RUNNER
                 CONTROLS, TEMPERATURE CONTROLLER,
                 HYDRAULIC UNIT, HAND TOOLS, ROLLER, CP-200
                 ARC WELDER, ROLLER SYNCROWAVE 250 ARC
                 WELDER, CHAINS, RIGGING SUPPLIES

-----------------------------------------------------------------------------------------------------------
GRINDING ROOM
-----------------------------------------------------------------------------------------------------------
  128   295      NELMORE PORTABLE SCRAP GRANULATOR,              $30,000.00     $35,000.00      $40,000.00
                 APPROXIMATELY 50 HP, COMPLETE W/INCLINE,
                 BELT CONVEYOR FEEDER, MODEL G16295 PL, S/N
                 9404-34330, M-05

  129   661      NELMORE PORTABLE SCRAP GRANULATOR,              $30,000.00     $35,000.00      $40,000.00
                 APPROXIMATELY 50 HP, COMPLETE W/INCLINE,
                 BELT CONVEYOR FEEDER, MODEL G16295 PL, S/N
                 N/A, M-01

  130   296      STERLING BAG HOUSE DUST COLLECTOR, S/N N/A       $2,000.00      $3,000.00       $4,250.00

  131   297      STERLING BAG HOUSE DUST COLLECTOR, S/N N/A       $2,000.00      $3,000.00       $4,250.00

  132   298      STERLING BAG HOUSE DUST COLLECTOR, S/N N/A       $2,000.00      $3,000.00       $4,250.00

-----------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                      $93,500.00    $114,000.00     $137,750.00
-----------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                   FLV                 FMV               FMIPV
--------------------------------------------------------------------------------------------------------------------
GRINDING ROOM (CONT'D)
--------------------------------------------------------------------------------------------------------------------
133       662    CUSTOM DESIGNED DUST COLLECTOR SYSTEM,          $ 1,500.00          $ 2,500.00        $  3,000.00
                 W/BLOWER, HOPPER FEEDER

134       300    CUSTOM SCRAP GRANULATOR, APPROXIMATELY          $20,000.00          $27,500.00        $ 35,000.00
                 40 HP, W/TEC INCLINE CLEATED CONVEYOR
                 BLOWER ASSOCIATED EQUIPMENT

135       299    CUSTOM SCRAP GRANULATOR, APPROXIMATELY          $20,000.00          $27,500.00        $ 35,000.00
                 40 HP, W/TEC INCLINE CLEATED CONVEYOR
                 BLOWER, ASSOCIATED EQUIPMENT, M-02

136       663    POWERMATIC VERTICAL BAND SAW, 20" THROAT,       $ 1,500.00          $ 2,000.00        $  2,500.00
                 MODEL 87, BLADE WELDER/GRINDER, S/N 987133

137              MISCELLANEOUS SUPPORT EQUIPMENT                 $   500.00          $   600.00        $    800.00
                 INCLUDING BUT NOT LIMITED TO: LOCKERS,
                 PORTABLE STAIRCASE, GRANULATOR (SCRAP),
                 PALLET JACK

--------------------------------------------------------------------------------------------------------------------
STORE ROOM
--------------------------------------------------------------------------------------------------------------------
138              MEDIUM DUTY STORAGE SHELVES, METAL DESK,        $ 5,000.00          $ 6,500.00        $  7,500.00
                 METAL STORAGE SHELVES, PEDESTAL FAN,
                 INDEX FILE, HAND TRUCK, SPARE PARTS

--------------------------------------------------------------------------------------------------------------------
MATERIAL FEED ROOM
--------------------------------------------------------------------------------------------------------------------
139       664    POWERMATIC VERTICAL BAND SAW, 20" THROAT,       $ 1,500.00          $ 2,000.00        $  2,500.00
                 MODEL 87, S/N 8187119, W/BLADE WELDER &
                 GRINDER

140       665    AEC DEHUMIDIFYING DRYING SYSTEM, WD             $25,000.00          $30,000.00        $ 40,000.00
                 SERIES, COMPLETE W/HOPPER, BLOWER,
                 CONTROL CONSOLE, ASSOCIATED EQUIPMENT, D-1,
                 S/N N/A

--------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                      $75,000.00          $98,600.00        $126,300.00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                   FLV                 FMV                 FMIPV
--------------------------------------------------------------------------------------------------------------------
MATERIAL FEED ROOM (CONT'D)
--------------------------------------------------------------------------------------------------------------------
141       667    AEC DEHUMIDIFYING DRYING SYSTEM, WD             $15,000.00          $20,000.00          $30,000.00
                 SERIES, COMPLETE W/HOPPER, BLOWER,
                 CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                 D-3, S/N N/A

142       666    CONAIR DEHUMIDIFYING DRYING SYSTEM,             $12,500.00          $17,500.00          $25,000.00
                 COMPLETE W/HOPPER BLOWER, CONTROL
                 CONSOLE, ASSOCIATED EQUIPMENT, D-2, S/N
                 20132, MODEL D-800A

143       678    WHITLOCK AEC, VT POWER UNIT FEEDER, MODEL        $1,000.00           $1,250.00           $1,500.00
                 VTP-7.50, W/VACUUM FEEDER, ASSOCIATED
                 EQUIPMENT

144       679    WHITLOCK AEC, VT POWER UNIT FEEDER, MODEL        $1,000.00           $1,250.00           $1,500.00
                 VTP-7.50, W/VACUUM FEEDER, ASSOCIATED
                 EQUIPMENT

145       680    WHITLOCK AEC, VT POWER UNIT FEEDER, MODEL        $1,000.00           $1,250.00           $1,500.00
                 VTP-7.50, W/VACUUM FEEDER, ASSOCIATED
                 EQUIPMENT

146       681    WHITLOCK AEC, VT POWER UNIT FEEDER, MODEL        $1,000.00           $1,250.00           $1,500.00
                 VTP-7.50, W/VACUUM FEEDER, ASSOCIATED
                 EQUIPMENT

147       682    WHITLOCK AEC, VT POWER UNIT FEEDER, MODEL        $1,000.00           $1,250.00           $1,500.00
                 VTP-7.50, W/VACUUM FEEDER, ASSOCIATED
                 EQUIPMENT

148       683    WHITLOCK AEC, VT POWER UNIT FEEDER, MODEL        $1,000.00           $1,250.00           $1,500.00
                 VTP-7.50, W/VACUUM FEEDER, ASSOCIATED
                 EQUIPMENT

149       684    WHITLOCK AEC, VT POWER UNIT FEEDER, MODEL        $1,000.00           $1,250.00           $1,500.00
                 VTP-7.50, W/VACUUM FEEDER, ASSOCIATED
                 EQUIPMENT

--------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                      $34,500.00          $46,250.00          $65,500.00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------
ITEM#    ID#              DESCRIPTION                        FLV                  FMV            FMIPV
--------------------------------------------------------------------------------------------------------------
MATERIAL FEED ROOM (CONT'D)
--------------------------------------------------------------------------------------------------------------
 150     685    WHITLOCK AEC, VT POWER UNIT FEEDER,          $ 1,000.00            $1,250.00     $ 1,500.00
                MODEL VTP-7.50, W/VACUUM FEEDER,
                ASSOCIATED EQUIPMENT

 151     686    WHITLOCK AEC, VT POWER UNIT FEEDER,          $ 1,000.00           $ 1,250.00     $ 1,500.00
                MODEL VTP-7.50, W/VACUUM FEEDER,
                ASSOCIATED EQUIPMENT

 152     687    WHITLOCK AEC, VT POWER UNIT FEEDER,          $ 1,000.00           $ 1,250.00     $ 1,500.00
                MODEL VTP-7.50, W/VACUUM FEEDER,
                ASSOCIATED EQUIPMENT

 153     688    WHITLOCK AEC, VT POWER UNIT FEEDER,          $ 1,000.00           $ 1,250.00     $ 1,500.00
                MODEL VTP-7.50, W/VACUUM FEEDER,
                ASSOCIATED EQUIPMENT, PROP #19168

 154     689    WHITLOCK AEC, VT POWER UNIT FEEDER,          $ 1,000.00           $ 1,250.00     $ 1,500.00
                MODEL VTP-7.50, W/VACUUM FEEDER,
                ASSOCIATED EQUIPMENT, PROP #19167

 155     690    WHITLOCK AEC, VT POWER UNIT FEEDER,          $ 1,000.00           $ 1,250.00     $ 1,500.00
                MODEL VTP-7.50, W/VACUUM FEEDER,
                ASSOCIATED EQUIPMENT, PROP #19517

 156     673    GAIN TECHNOLOGIES COMPUTER CONTROL,          $ 5,000.00           $ 7,500.00     $13,000.00
                MODEL GT-SR-IV-A, W/ALLEN BRADLEY
                PANEL VIEW 1200, S/N 308, (1996)

 157     674    GAIN TECHNOLOGIES COMPUTER CONTROL,          $ 5,000.00           $ 7,500.00     $13,000.00
                MODEL GT-SR-IV-A, W/ALLEN BRADLEY
                PANEL VIEW 1200, S/N 309, (1996)

 158     677    GAIN TECHNOLOGIES COMPUTER CONTROL,          $ 5,000.00           $ 7,500.00     $13,000.00
                MODEL GT-SR-IV-A, W/ALLEN BRADLEY
                PANEL VIEW 1200, S/N N/A (1996)

 159     675    GAIN OXYGEN ANALYZER, CONTROL CABINET,       $ 4,500.00           $ 7,000.00     $12,000.00
                MODEL GT-N2G-A, S/N 306 (1996)
--------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                   $25,500.00           $37,000.00     $60,000.00
--------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------
ITEM#     ID#           DESCRIPTION                          FLV               FMV           FMIPV
---------------------------------------------------------------------------------------------------------
MATERIAL FEED ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------
 160      676     GAIN OXYGEN ANALYZER, CONTROL CABINET,     $ 4,500.00        $7,000.00     $12,000.00
                  MODEL GT-N2G-A, S/N 299, (1996)

 161      691     AEC WHITLOCK COMPUTERIZED CONVEYING        $ 4,500.00        $7,000.00     $12,000.00
                  SYSTEM, VACTRAC SERIES, MODEL VTC-1813,
                  CONTROL CONSOLE, S/N 94-DO387

 162      692     AEC WHITLOCK COMPUTERIZED CONVEYING        $ 4,500.00        $7,000.00     $12,000.00
                  SYSTEM, VACTRAC SERIES, MODEL VTC-1813,
                  CONTROL CONSOLE, S/N 94-KO586

 163      693     AEC WHITLOCK COMPUTERIZED CONVEYING        $ 4,500.00        $7,000.00     $12,000.00
                  SYSTEM, VACTRAC SERIES, MODEL VTC-1813,
                  CONTROL CONSOLE, S/N 94-KO587

 164      694     AEC WHITLOCK COMPUTERIZED CONVEYING        $ 5,000.00        $7,500.00     $12,500.00
                  SYSTEM, VACTRAC SERIES, MODEL VTC-1813,
                  CONTROL CONSOLE, S/N 95-BO575

 165      695     AEC WHITLOCK COMPUTERIZED CONVEYING        $ 6,000.00        $8,500.00     $14,000.00
                  SYSTEM, VACTRAC SERIES, MODEL VTC-1813,
                  CONTROL CONSOLE, S/N 97-D1031

 166      668     CONAIR DESICCANT DRYER, MODEL CD100-       $ 6,000.00        $7,000.00     $ 8,000.00
                  DO1A2000300, S/N DD2105, W/HOPPER,
                  COMPUTERIZED DRYER CONTROL, PROP #9847

 167      669     AEC DEHUMIDIFYING DRYER, WID SERIES,       $12,500.00       $18,000.00    $ 30,000.00
                  COMPLETE W/HOPPER, CONTROL CONSOLE,
                  BLOWER, ASSOCIATED EQUIPMENT

 168      670     MCS CUSTOM DESIGNED BAG HOUSE, DUST        $ 5,000.00       $ 6,500.00    $  8,000.00
                  COLLECTION SYSTEM W/ASSOCIATED
                  EQUIPMENT

 169      671     CONAIR FRANKLIN DESICCANT DRYER, MODEL     $ 3,500.00       $ 4,250.00    $  5,000.00
                  DO2A-800-0000, S/N OD1613

---------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                 $56,500.00       $78,750.00    $125,500.00
---------------------------------------------------------------------------------------------------------

                                    Page 19

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              ZENITH ELECTRONICS
                                REYNOSA, MEXICO

                                 April 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                                DESCRIPTION                        FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
MATERIAL FEED ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------------------------
  170      672  CONAIR FRANKLIN DESICCANT DRYER, MODEL                          $3,500.00      $4,250.00      $6,000.00
                DO2A-800-0000, S/N 0D1608

  171      706  AEC CHILLER STORAGE TANKS, C-2000-D, S/N                        $2,000.00      $2,500.00      $3,250.00
                9400351

  172      705  AEC CHILLER STORAGE TANKS, C-2000-D, S/N                        $2,000.00      $2,500.00      $3,250.00
                9400351

  173      707  TENNENT RIDE-ON ELECTRIC FLOOR SWEEPER,                         $8,500.00     $10,000.00     $12,000.00
                MODEL 51DE, BATTERY CHARGER, PROP #19017

  174           MISCELLANEOUS SUPPORT EQUIPMENT                                $15,000.00     $25,000.00     $35,000.00
                INCLUDING: PALLET DUMPERS, CONAIR DRYER,
                MATERIAL FEEDERS, PALLET JACKS, STORAGE
                SHELVES, (4) HOT-RUNNER CONTROLS,
                TEMPERATURE CONTROLS, POLY PRO STORAGE
                TANKS, WATER FILTERS, STORAGE CAGE, TOOL
                BOXES

---------------------------------------------------------------------------------------------------------------------------
OFFICE AREA
---------------------------------------------------------------------------------------------------------------------------
  175           FORMICA TOP DESKS, CALCULATORS, SWIVEL                          $5,000.00      $6,500.00      $8,000.00
                CHAIR, LINCOLN WELDER PERSONAL COMPUTER,
                PALLET RACKING, METRO SHELVES, PRINTER

---------------------------------------------------------------------------------------------------------------------------
WAREHOUSE
---------------------------------------------------------------------------------------------------------------------------
  176           APPROXIMATELY (1660) SECTIONS OF HEAVY                        $100,000.00    $120,000.00    $150,000.00
                DUTY PALLET RACKING, MISCELLANEOUS
                WAREHOUSE/OFFICE SUPPLIES & EQUIPMENT
                INCLUDING: PALLET JACKS, APPROXIMATELY (6)
                PERSONAL COMPUTERS, W/MONITORS,
                PRINTERS, METAL DESKS, METAL & CLOTH
                CHAIRS, METAL FILING CABINETS, (2) HI JACKER
                PORTABLE TELESCOPING WORK PLATFORMS,
                CUTTERMAN MAXILIFT PORTABLE TELESCOPING
                WORK PLATFORMS W/CHARGER

---------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                    $136,000.00    $170,750.00    $217,500.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                             FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
WAREHOUSE (CONT'D)
---------------------------------------------------------------------------------------------------------------------------

  177     648  COBRA III SHRINK-WRAP PALLET WRAPPING                       $3,000.00      $3,500.00      $4,000.00
               MACHINE

  178     649  COBRA III SHRINK-WRAP PALLET WRAPPING                       $3,000.00      $3,500.00      $4,000.00
               MACHINE

  179     646  TOYOTA ELECTRIC FORKLIFT, 1,000 LB CAPACITY,                $7,000.00      $8,000.00      $9,000.00
               MODEL 5FBE10, W/SIDESHIFT, S/N 12369,
               EXCELLENT CONDITION

  180     647  TOYOTA ELECTRIC FORKLIFT, 1,000 LB CAPACITY,                $7,000.00      $8,000.00      $9,000.00
               MODEL N/A, W/SIDESHIFT, S/N 11228,
               EXCELLENT CONDITION

  181     651  TOYOTA ELECTRIC FORKLIFT, 2,000 LB CAPACITY,                $5,000.00      $6,000.00      $7,000.00
               MODEL N/A, W/SIDESHIFT, S/N 11109, FAIR
               CONDITION

  182     650  PORTABLE 2 TON GANTRY W/COFFING CHAIN                       $1,000.00      $1,250.00      $1,500.00
               HOIST

  183     652  STATIONARY GANTRY W/2 TON MANUAL CHAIN                        $750.00      $1,000.00      $1,250.00
               HOIST
---------------------------------------------------------------------------------------------------------------------------
CAFETERIA
---------------------------------------------------------------------------------------------------------------------------
  184          APPROXIMATELY (15) FORMICA TOP TABLES,                      $5,000.00      $5,500.00      $6,000.00
               APPROXIMATELY (120) PLASTIC CHAIRS, "L"
               SHAPED BUFFET STYLE SERVING STATIONS,
               METRO SHELVING, VARIOUS POTS, PANS,
               KITCHEN ACCESSORIES, INTERNATIONAL MIXER,
               (2) VULCAN FRYOLATORS, STAR FRYING STATION,
               WOLF RANGE COOLERS
---------------------------------------------------------------------------------------------------------------------------
               PAGE TOTAL                                                 $31,750.00     $36,750.00     $41,750.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS
                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------
 ITEM#    ID#            DESCRIPTION                                  FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------
CAFETERIA (CONT'D)
---------------------------------------------------------------------------------------------------------------
  185     653       TRAULSEN 2-DOOR REFRIGERATOR                       $ 1,000.00     $ 1,250.00     $ 1,500.00

  186     654       (2) GARLAND INDUSTRIAL OVENS                       $ 1,500.00     $ 1,750.00     $ 2,000.00

  187     655       VULCAN INDUSTRIAL OVEN W/STOVE TOP, MODEL          $ 1,000.00     $ 1,500.00     $ 2,000.00
                    636, S/N 481067464

---------------------------------------------------------------------------------------------------------------
FINISH DEPARTMENT
---------------------------------------------------------------------------------------------------------------
  188     656       (1993) TAMPO PRINT HERMETIC 90 PAD PRINTER,        $ 3,000.00     $ 3,250.00     $ 3,500.00
                    S/N H-696

  189     657       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-        $ 3,000.00     $ 3,250.00     $ 3,500.00
                    857

  190     658       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-        $ 2,500.00     $ 2,750.00     $ 3,000.00
                    442

  191     659       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N EM        $ 4,000.00     $ 4,250.00     $ 4,500.00
                    629

  192     660       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-        $ 3,000.00     $ 3,250.00     $ 3,500.00
                    858

  193     761       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N EM        $ 4,000.00     $ 4,250.00     $ 4,500.00
                    700

  194     762       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-        $ 3,000.00     $ 3,250.00     $ 3,500.00
                    505

  195     763       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-        $ 3,500.00     $ 3,750.00     $ 4,000.00
                    1807

  196     764       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-        $ 3,500.00     $ 3,750.00     $ 4,000.00
                    1802

  197     765       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N EM        $ 3,000.00     $ 3,250.00     $ 3,500.00
                    627

---------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                         $36,000.00     $39,500.00     $43,000.00
---------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                             FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------
FINISH DEPARTMENT (CONT'D)
----------------------------------------------------------------------------------------------------------------------
  198     766       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $3,000.00     $3,250.00     $3,500.00
                    683

  199     767       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $3,000.00     $3,250.00     $3,500.00
                    686

  200     768       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $4,000.00     $4,250.00     $4,500.00
                    626

  201     769       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $3,000.00     $3,250.00     $3,500.00
                    494

  202     770       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $3,000.00     $3,250.00     $3,500.00
                    860

  203     771       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $3,000.00     $3,250.00     $3,500.00
                    787

  204     772       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $3,000.00     $3,250.00     $3,500.00
                    694

  205     773       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $3,500.00     $3,750.00     $4,000.00
                    1801

  206     774       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $3,000.00     $3,250.00     $3,500.00
                    856

  207     775       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $4,000.00     $4,250.00     $4,500.00
                    630

  208     776       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $3,000.00     $3,250.00     $3,500.00
                    496

  209     777       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $4,000.00     $4,250.00     $4,500.00
                    251

----------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                        $39,500.00   $42,500.00    $45,500.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                             FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------
FINISH DEPARTMENT (CONT'D)
----------------------------------------------------------------------------------------------------------------------
210                 MISCELLANEOUS SUPPORT EQUIPMENT                   $ 7,500.00     $ 8,500.00     $10,000.00
                    INCLUDING BUT NOT LIMITED TO:
                    APPROXIMATELY (8) SPRAY PAINT BOOTHS,
                    W/MASTER HEAT GUN, SPRAY PAINT NOZZLE,
                    HOSES, OVERHEAD LIGHTING, TOOLCARTS,
                    ROLLAROUND WOODEN MATERIAL/INVENTORY
                    CARTS, WORK BENCHES, (5) POWER BELT
                    CONVEYORS, APPROXIMATELY 25 YARDS EACH,
                    LADDERS, (5) SECTIONS 7' HIGH PALLET RACKING,
                    RAW MATERIAL, PERSONAL COMPUTER W/COLOR
                    MONITOR

211       778       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $ 3,000.00     $ 3,250.00     $ 3,500.00
                    493

212       779       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $ 3,000.00     $ 3,250.00     $ 3,500.00
                    854

213       780       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $ 3,000.00     $ 3,250.00     $ 3,500.00
                    488

214       781       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $ 3,000.00     $ 3,250.00     $ 3,500.00
                    859

215       782       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $ 3,000.00     $ 3,250.00     $ 3,500.00
                    685

216       783       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $ 3,000.00     $ 3,250.00     $ 3,500.00
                    884

217       784       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N H-       $ 3,000.00     $ 3,250.00     $ 3,500.00
                    495

218       785       TAMPO PRINT HERMETIC 90 PAD PRINTER, S/N EM       $ 4,000.00     $ 4,250.00     $ 4,500.00
                    717

----------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                        $32,500.00     $35,500.00     $39,000.00
----------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998


-----------------------------------------------------------------------------------------------------------------------------------
ITEM#            ID#                  DESCRIPTION                          FLV                      FMV                 FMPV
-----------------------------------------------------------------------------------------------------------------------------------
PAINT & FINISH DEPARTMENT
-----------------------------------------------------------------------------------------------------------------------------------
219                       APPROXIMATELY 20,000 LINEAR FEET OF CUSTOM       $5,000.00              $10,000.00         $27,500.00
                          FABRICATED MONORAIL INVENTORY HANDLING
                          SYSTEM

-----------------------------------------------------------------------------------------------------------------------------------
PAINT DEPARTMENT
-----------------------------------------------------------------------------------------------------------------------------------
220              738      LINE #1 INCLUDES: (2) PAINT ROBOTS, MODEL 014   $5,000.00               $8,000.00          $12,000.00
                          12187-11, 60-80 PSI, W/FLEXIBLOK PRESSURE
                          GAUGES, PAINT POT, FANUC SYSTEM R-H
                          CONTROLS, ROOM ENCLOSURE, (2) MANUAL
                          SPRAY PAINT BOOTHS, W/SPRAYER,
                          GUNS/NOZZLES, PAINT POTS, ASSOCIATED
                          EQUIPMENT

221              737      LINE #4 INCLUDES: (2) PAINT ROBOTS, MODEL 014   $5,000.00               $8,000.00          $12,000.00
                          12187-11, 60-80 PSI, W/FLEXIBLOK PRESSURE
                          GAUGES, PAINT POT, FANUC SYSTEM R-H
                          CONTROLS, ROOM ENCLOSURE, (2) MANUAL
                          SPRAY PAINT BOOTHS, W/SPRAYER,
                          GUNS/NOZZLES, PAINT POTS, ASSOCIATED
                          EQUIPMENT

222              736      LINE #3 INCLUDES: (2) PAINT ROBOTS, MODEL 014   $5,000.00               $8,000.00          $12,000.00
                          12187-11, 60-80 PSI, W/FLEXIBLOK PRESSURE
                          GAUGES, PAINT POT, FANUC SYSTEM R-H
                          CONTROLS, ROOM ENCLOSURE, (2) MANUAL
                          SPRAY PAINT BOOTHS, W/SPRAYER,
                          GUNS/NOZZLES, PAINT POTS INCLUDED 1 ROBOT,
                          ASSOCIATED EQUIPMENT, (NOT IN SERVICE)

223              735      LINE #2 INCLUDES: (4) MANUAL SPRAY PAINT        $1,000.00               $1,500.00          $2,500.00
                          BOOTHS, W/SPRAYER GUNS/NOZZLES, PAINT
                          POTS, ASSOCIATED EQUIPMENT

-----------------------------------------------------------------------------------------------------------------------------------
                          PAGE TOTAL                                     $21,000.00              $35,500.00         $66,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV             FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
PAINT DEPARTMENT (CONT'D)
---------------------------------------------------------------------------------------------------------------------------
 224                     MISCELLANEOUS EQUIPMENT INCLUDING BUT                   $10,000.00      $15,000.00     $25,000.00
                         NOT LIMITED TO: (2) CAN-AM TURBO CONAIR
                         SYSTEM, COMPLETE W/MOTORS, ASSOCIATED
                         EQUIPMENT, PERSONAL COMPUTER W/COLOR
                         MONITOR, TOOL CARTS, FANS, (4) POWER BELT
                         CONVEYORS, SPRAY GUNS, NOZZLES, PAINT
                         MIXERS, PALLET RACKING, LOCKERS, STAINLESS
                         STEEL PAINT POTS/PRESSURE CYLINDERS

 225      696            BAUER PACKAGE NITROGEN COMPRESSORS,                     $45,000.00      $55,000.00     $75,000.00
                         MODEL BNG-7/98/60, S/N 0003, 460
                         VAC/60HZ/3PH/25 SCFM, 6000PSI

 226      697            BAUER PACKAGE NITROGEN COMPRESSORS,                     $45,000.00      $55,000.00     $75,000.00
                         MODEL BNG-7/98/60, S/N 0003, 460
                         VAC/60HZ/3PH/25 SCFM, 6000PSI

 227      698            SULLAIR ROTARY SCREW PACKAGE AIR                        $20,000.00      $25,000.00     $30,000.00
                         COMPRESSORS, MODEL IS-20,1001-ACAC, SN
                         OB51103-141388, 100 MAX RPM

 228      699            SULLAIR ROTARY SCREW PACKAGE AIR                        $20,000.00      $25,000.00     $30,000.00
                         COMPRESSORS, MODEL IS-20,1001-ACAC-24, S/N
                         003-141536, 100 MAX RPM

 229      700            SULLAIR ROTARY SCREW PACKAGE AIR                        $20,000.00      $25,000.00     $30,000.00
                         COMPRESSORS, MODEL IS-20, 1001-ACAC-24, S/N
                         003-141535, 100 MAX RPM

 230      701            SULLAIR REFRIGERATED COMPRESSED AIR                      $3,000.00       $3,500.00      $4,000.00
                         DRYER, MODEL #SRD-630-AC, S/N 003-D9838, R22
                         REFRIGERANT

 231      702            SULLAIR REFRIGERATED COMPRESSED AIR                      $3,000.00       $3,500.00      $4,000.00
                         DRYER, MODEL #SRD-630-AC, S/N 003-D9838, R22
                         REFRIGERANT

---------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $166,000.00     $207,000.00    $273,000.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                       DESCRIPTION                                FLV             FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
PAINT DEPARTMENT (CONT'D)
---------------------------------------------------------------------------------------------------------------------------
 232      703            SULLAIR REFRIGERATED COMPRESSED AIR                   $ 2,500.00       $ 3,000.00     $ 4,000.00
                         DRYER, MODEL #SRD-630-AC, S/N 003-D9838, R22
                         REFRIGERANT

 233      703            SULLAIR REFRIGERATED COMPRESSED AIR                   $ 2,500.00       $ 3,000.00     $ 4,000.00
                         DRYER, MODEL #SRD-630-AC, S/N 003-D9838, R22
                         REFRIGERANT
---------------------------------------------------------------------------------------------------------------------------
OUTSIDE
---------------------------------------------------------------------------------------------------------------------------
 234      708            CARRIER LIQUID CHILLER W/4 COMPRESSORS,               $ 3,000.00       $ 5,000.00     $10,000.00
                         ASSOCIATED EQUIPMENT, R-22

 235      709            CARRIER LIQUID CHILLER W/4 COMPRESSORS,               $ 3,000.00       $ 5,000.00     $10,000.00
                         ASSOCIATED EQUIPMENT, R-22

 236      710            CARRIER LIQUID CHILLER W/4 COMPRESSORS,               $ 3,000.00       $ 5,000.00     $10,000.00
                         ASSOCIATED EQUIPMENT, R-22

 237      711            CARRIER LIQUID CHILLER W/4 COMPRESSORS,               $ 3,000.00       $ 5,000.00     $10,000.00
                         ASSOCIATED EQUIPMENT, R-22

 238      712            CARRIER LIQUID CHILLER W/4 COMPRESSORS,               $ 3,000.00       $ 5,000.00     $10,000.00
                         ASSOCIATED EQUIPMENT, R-22

 239      713            CARRIER LIQUID CHILLER W/4 COMPRESSORS,               $ 3,000.00       $ 5,000.00     $10,000.00
                         ASSOCIATED EQUIPMENT, R-22

 240      714            CARRIER SPLIT CHILLER W/ASSOCIATED                    $ 2,000.00       $ 3,000.00     $ 6,000.00
                         EQUIPMENT

 241      715            CARRIER SPLIT CHILLER W/ASSOCIATED                    $ 2,000.00       $ 3,000.00     $ 6,000.00
                         EQUIPMENT

 242      716            CARRIER SPLIT CHILLER W/ASSOCIATED                    $ 2,000.00       $ 3,000.00     $ 6,000.00
                         EQUIPMENT

 243      717            CARRIER SPLIT CHILLER W/ASSOCIATED                    $ 2,000.00       $ 3,000.00     $ 6,000.00
                         EQUIPMENT

 244      718            CARRIER SPLIT CHILLER W/ASSOCIATED                    $ 2,000.00       $ 3,000.00     $ 6,000.00
                         EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                            $33,000.00       $51,000.00    $98,000.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------
ITEM#    ID#        DESCRIPTION                        FLV              FMV          FMIPV
------------------------------------------------------------------------------------------------
OUTSIDE (CONT'D)
------------------------------------------------------------------------------------------------
245      722   CARRIER SPLIT SYSTEM CHILLER            $2,000.00       $3,000.00      $6,000.00
               W/ASSOCIATED EQUIPMENT

246      724   CARRIER SPLIT SYSTEM CHILLER            $2,000.00       $3,000.00      $6,000.00
               W/ASSOCIATED EQUIPMENT

247      725   CARRIER SPLIT SYSTEM CHILLER            $2,000.00       $3,000.00      $6,000.00
               W/ASSOCIATED EQUIPMENT

248      727   CARRIER SPLIT SYSTEM CHILLER            $2,000.00       $3,000.00      $6,000.00
               W/ASSOCIATED EQUIPMENT

249      719   (4) GALVANIZED STEEL BOLTED            $12,000.00      $25,000.00     $50,000.00
               CONSTRUCTION AGGREGATE STORAGE
               SILOS, COMPLETE W/VACUUM FEEDER,
               PIPES, STAIRCASES, BLOWERS

250      721   (4) LIPP SYSTEM ALUMINUM STORAGE       $18,000.00      $35,000.00     $75,000.00
               SILOS, COMPLETE W/WELDED
               CONSTRUCTION, ASSOCIATED PIPES,
               BLOWERS

251      720   AEC WHITLOCK POWER FEED MATERIAL        $6,000.00       $7,000.00      $8,000.00
               HANDLING UNIT, MODEL CVP-20,
               S/N 97H1414

252      723   AEC WHITLOCK POWER FEED MATERIAL        $6,000.00       $7,000.00      $8,000.00
               HANDLING UNIT, MODEL CVP-20,
               S/N 97H1416

253      728   KOHLER POWER SYSTEM GEN-SET,           $20,000.00      $25,000.00     $30,000.00
               150 KW POWER GENERATOR,
               W/ASSOCIATED EQUIPMENT

254      726   PHELPS INDUSTRIES DOCK LEVELING        $10,000.00      $12,000.00     $15,000.00
               UNLOADING SYSTEM, MODEL A221FB63,
               S/N 97-1049-D01, W/HYDRAULIC UNIT,
               ASSOCIATED EQUIPMENT

255            MISCELLANEOUS OUTSIDE EQUIPMENT         $4,000.00       $5,000.00      $6,000.00
               INCLUDING BUT NOT LIMITED TO:
               ENGINE HOIST, FANS, VERTICAL BAND
               SAWS, HAND TOOLS, RAW MATERIAL, LIFT
               MECHANISMS, WELDING EQUIPMENT, (2)
               TOLEDO HOIST, PLATES, SCALES

------------------------------------------------------------------------------------------------
               PAGE TOTAL                             $84,000.00     $128,000.00    $216,000.00
------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#            DESCRIPTION                            FLV                FMV              FMIPV
-------------------------------------------------------------------------------------------------------------------------
MAINTENANCE
-------------------------------------------------------------------------------------------------------------------------
 256      729    MEC-SCISSOR LIFT AERIAL WORK PLATFORM          $6,000.00          $7,000.00        $8,000.00

 257      730    LINCOLN ELECTRIC RANGER 8, PORTABLE ARC        $1,000.00          $1,250.00        $1,500.00
                 WELDER, GAS OPERATED

 258      731    SULLAIR PACKAGE AIR COMPRESSOR,                $3,000.00          $3,500.00        $4,000.00
                 APPROXIMATELY 15 HP, W/ASSOCIATED
                 EQUIPMENT

 259             MISCELLANEOUS MAINTENANCE EQUIPMENT            $6,000.00          $7,000.00        $8,000.00
                 INCLUDING BUT NOT LIMITED TO: DRILL PRESS,
                 FLAMMABLE CABINETS, HOPPER, RIGID
                 THREADER, BENCH VISE, LAWN MOWER,
                 PRESSURE WASHER, FLOOR POLISHER, TOOL
                 BOXES, MILLER WELDER, DBL ENDED GRINDER,
                 HAND TRUCK, POWER TOOLS, HOLE PUNCH,
                 STORAGE CABINET, SHELVING, ROBINAIR
                 REFRIGERANT RECOVERY SYSTYEM
----------------------------------------------------------------------------------------------------------------------------
OFFICE AREA
----------------------------------------------------------------------------------------------------------------------------
 260             MISCELLANEOUS OFFICE EQUIPMENT INCLUDING:     $13,000.00         $15,000.00       $17,000.00
                 EXECUTIVE OFFICE FURNITURE, METAL DESKS,
                 VERTICAL & LATERAL FILING CABINETS,
                 FAX/PRINTER, APPROXIMATELY (12) PERSONAL
                 COMPUTERS, PRINTERS, MONITORS,
                 KEYBOARDS, REFRIGERATORS, MICROWAVE, COAT
                 RACK, PLOTTERS, MATCHING CLOTH CHAIRS,
                 CONFERENCE ROOM TABLE, MATCHING CHAIRS
----------------------------------------------------------------------------------------------------------------------------
STORAGE AREA
----------------------------------------------------------------------------------------------------------------------------
 261      732    CUSTOM DESIGNED ULTRASONIC WELDER,             $5,000.00          $8,000.00       $15,000.00
                 COMPLETE W/DUKANE CONTROL CONSOLES,
                 POWER SUPPLY CONTROLS, ENCLOSURE,
                 ASSOCIATED EQUIPMENT

 262      733    CUSTOM DESIGNED ULTRASONIC WELDER,             $5,000.00          $8,000.00       $15,000.00
                 COMPLETE W/DUKANE CONTROL CONSOLES,
                 POWER SUPPLY, CONTROLS, ENCLOSURE,
                 ASSOCIATED EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                    $39,000.00         $49,750.00       $68,500.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                      DESCRIPTION                   FLV                      FMV                 FMIPV
-----------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA (CONT'D)
-----------------------------------------------------------------------------------------------------------------------------------
263           734        CUSTOM DESIGNED ULTRASONIC WELDER,           $    5,000.00             $     8,000.00      $    15,000.00
                         COMPLETE W/DUKANE CONTROL CONSOLES,
                         POWER SUPPLY CONTROLS, ENCLOSURE,
                         ASSOCIATED EQUIPMENT

264                      MISCELLANEOUS PACKAGING SUPPORT              $      750.00             $     1,000.00      $     1,200.00
                         EQUIPMENT INCLUDING: HAND TRUCKS, PALLET
                         JACKS, WORK TABLES

-----------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                   $    5,750.00             $     9,000.00      $    16,200.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                         GRAND TOTAL  PANT #27                        $8,962,350.00             $10,496,950.00      $12,566,950.00
-----------------------------------------------------------------------------------------------------------------------------------

                                  [PLANT #13]

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#            DESCRIPTION                                       FLV           FMV            FMIPV
------------------------------------------------------------------------------------------------------------------------------------
BOBBIN DEPARTMENT        PLANT #13
------------------------------------------------------------------------------------------------------------------------------------
265       301            CUSTOM DESIGNED HORIZONTAL BOBBIN                 $8,000.00     $12,000.00     $20,000.00
                         WINDING MACHINE W/ALLEN BRADLEY CONTROL
                         DL20, FEEDER, AIR HYDRAULIC GAP FRAME
                         PRESS, MIDWEST AUTOMATION, ASSOCIATED
                         EQUIPMENT, #26, S/N N/A

266       303            CUSTOM DESIGNED HORIZONTAL BOBBIN                 $8,000.00     $12,000.00     $20,000.00
                         WINDING MACHINE W/ALLEN BRADLEY CONTROL
                         DL20, FEEDER, AIR HYDRAULIC GAP FRAME
                         PRESS, MIDWEST AUTOMATION, ASSOCIATED
                         EQUIPMENT, #25, S/N N/A

267       304            CUSTOM DESIGNED HORIZONTAL BOBBIN                 $8,000.00     $12,000.00     $20,000.00
                         WINDING MACHINE W/ALLEN BRADLEY CONTROL
                         DL20, FEEDER, AIR HYDRAULIC GAP FRAME
                         PRESS, MIDWEST AUTOMATION, ASSOCIATED
                         EQUIPMENT, #19, S/N N/A

268       318            CUSTOM DESIGNED HORIZONTAL BOBBIN                 $8,000.00     $12,000.00     $20,000.00
                         WINDING MACHINE W/ALLEN BRADLEY CONTROL
                         DL20, FEEDER, AIR HYDRAULIC GAP FRAME
                         PRESS, MIDWEST AUTOMATION, ASSOCIATED
                         EQUIPMENT, #X27, S/N N/A

269       319            CUSTOM DESIGNED HORIZONTAL BOBBIN                 $8,000.00     $12,000.00     $20,000.00
                         WINDING MACHINE W/ALLEN BRADLEY CONTROL
                         DL20, FEEDER, AIR HYDRAULIC GAP FRAME
                         PRESS, MIDWEST AUTOMATION, ASSOCIATED
                         EQUIPMENT, #T24, S/N N/A

270       320            CUSTOM DESIGNED HORIZONTAL BOBBIN                 $8,000.00     $12,000.00     $20,000.00
                         WINDING MACHINE W/ALLEN BRADLEY CONTROL
                         DL20, FEEDER, AIR HYDRAULIC GAP FRAME
                         PRESS, MIDWEST AUTOMATION, ASSOCIATED
                         EQUIPMENT, #L23, S/N N/A

-----------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                       $48,000.00     $72,000.00    $120,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
ITEM#    ID#           DESCRIPTION                                        FLV                       FMV                 FMIPV
----------------------------------------------------------------------------------------------------------------------------------
BOBBIN DEPARTMENT (CONT'D)
----------------------------------------------------------------------------------------------------------------------------------
271      331     CUSTOM DESIGNED HORIZONTAL BOBBIN                       $ 8,000.00                $12,000.00           $20,000.00
                 WINDING MACHINE W/ALLEN BRADLEY CONTROL
                 DL20, FEEDER, AIR HYDRAULIC GAP FRAME
                 PRESS, MIDWEST AUTOMATION, ASSOCIATED
                 EQUIPMENT, #V8, S/N N/A

272     332      CUSTOM DESIGNED HORIZONTAL BOBBIN                       $ 8,000.00                $12,000.00           $20,000.00
                 WINDING MACHINE W/ALLEN BRADLEY CONTROL
                 DL20, FEEDER, AIR HYDRAULIC GAP FRAME
                 PRESS, MIDWEST AUTOMATION, ASSOCIATED
                 EQUIPMENT, #K11, S/N N/A

273     374      CUSTOM DESIGNED HORIZONTAL BOBBIN                       $10,000.00                $14,500.00           $22,000.00
                 WINDING MACHINE W/ALLEN BRADLEY CONTROL
                 DL20, FEEDER, AIR HYDRAULIC GAP FRAME
                 PRESS, MIDWEST AUTOMATION, ASSOCIATED
                 EQUIPMENT, #N/A, S/N N/A

274     335      CUSTOM DESIGNED HORIZONTAL BOBBIN                       $ 6,000.00                $ 7,000.00           $ 9,000.00
                 WINDING MACHINE W/PH PRESS, FEEDER,
                 MIDWEST AUTOMATION, ASSOCIATED
                 EQUIPMENT #B30, S/N31004, (NEW)

275     336      CUSTOM DESIGNED HORIZONTAL BOBBIN                       $ 6,000.00                $ 7,000.00           $ 9,000.00
                 WINDING MACHINE W/PH PRESS, FEEDER
                 MIDWEST AUTOMATION, ASSOCIATED
                 EQUIPMENT, #A29, S/N 31003

276     337      CUSTOM DESIGNED HORIZONTAL BOBBIN                       $ 6,000.00                $ 7,000.00           $ 9,000.00
                 WINDING MACHINE W/PH PRESS, FEEDER,
                 MIDWEST AUTOMATION, ASSOCIATED
                 EQUIPMENT, #B56, S/N 31002

277     338      CUSTOM DESIGNED HORIZONTAL BOBBIN                       $ 6,000.00                $ 7,000.00           $ 9,000.00
                 WINDING MACHINE W/PH PRESS, FEEDER,
                 MIDWEST AUTOMATION, ASSOCIATED
                 EQUIPMENT, #A5, S/N 31001

------------------------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                              $50,000.00                $66,500.00           $98,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------
BOBBIN DEPARTMENT (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 278      305            CUSTOM DESIGNED HORIZONTAL BOBBIN                     $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #H1, ASSOCIATED EQUIPMENT, S/N N/A

 279      306            CUSTOM DESIGNED HORIZONTAL BOBBIN                     $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #R2, ASSOCIATED EQUIPMENT, S/N N/A

 280      307            CUSTOM DESIGNED HORIZONTAL BOBBIN                     $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #13, ASSOCIATED EQUIPMENT, S/N N/A

 281      308            CUSTOM DESIGNED HORIZONTAL BOBBIN                     $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #E4, ASSOCIATED EQUIPMENT, S/N N/A

 282      309            CUSTOM DESIGNED HORIZONTAL BOBBIN                     $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #F5, ASSOCIATED EQUIPMENT, S/N N/A

 283      310            CUSTOM DESIGNED HORIZONTAL BOBBIN                     $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #G6, ASSOCIATED EQUIPMENT, S/N N/A

 284      311            CUSTOM DESIGNED HORIZONTAL BOBBIN                     $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #A7, ASSOCIATED EQUIPMENT, S/N N/A

 285      312            CUSTOM DESIGNED HORIZONTAL BOBBIN                     $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #U2, ASSOCIATED EQUIPMENT, S/N N/A

-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $32,000.00     $40,000.00     $64,000.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------
BOBBIN DEPARTMENT (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 286      313            CUSTOM DESIGNED HORIZONTAL BOBBIN                       $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #16, ASSOCIATED EQUIPMENT, S/N N/A

 287      314            CUSTOM DESIGNED HORIZONTAL BOBBIN                       $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #D15, ASSOCIATED EQUIPMENT, S/N N/A

 288      315            CUSTOM DESIGNED HORIZONTAL BOBBIN                       $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #J14, ASSOCIATED EQUIPMENT, S/N N/A

 289      316            CUSTOM DESIGNED HORIZONTAL BOBBIN                       $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #W13, ASSOCIATED EQUIPMENT, S/N N/A

 290      317            CUSTOM DESIGNED HORIZONTAL BOBBIN                       $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #C12, ASSOCIATED EQUIPMENT, S/N N/A

 291      333            CUSTOM DESIGNED HORIZONTAL BOBBIN                       $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #S18, ASSOCIATED EQUIPMENT, S/N N/A

 292      334            CUSTOM DESIGNED HORIZONTAL BOBBIN                       $4,000.00      $5,000.00      $8,000.00
                         WINDING MACHINE COMPLETE W/CONTROL
                         CONSOLE, DYNA HANNIFIN PNEUMATIC PRESS,
                         #22, ASSOCIATED EQUIPMENT, S/N N/A

 293      352            TAGA HORIZONTAL BOBBIN WINDER, MODEL 181-              $20,000.00     $25,000.00     $35,000.00
                         III RP; W/POWER SUPPLY FEEDER, W/CONTROL
                         CONSOLE, ASSOCIATED EQUIPMENT, S/N 1900215,
                         (1991), PROP #83575

-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $48,000.00     $60,000.00     $91,000.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA,MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#   ID#                    DESCRIPTION                          FLV              FMV               FMIPV
--------------------------------------------------------------------------------------------------------------------
BOBBIN DEPARTMENT (CONT'D)
--------------------------------------------------------------------------------------------------------------------
294     321              UNIVERSAL 4 STATION VERTICAL BOBBIN         $5,000.00        $7,500.00         $11,000.00
                         WINDING MACHINE, MODEL 3TVW4MP,
                         W/CONTROL CONSOLE FEEDER, ASSOCIATED
                         EQUIPMENT, #X38, (1984)

295     322              UNIVERSAL 4 STATION VERTICAL BOBBIN         $5,000.00        $7,500.00         $11,000.00
                         WINDING MACHINE, MODEL 3TVW4MP,
                         W/CONTROL CONSOLE FEEDER, ASSOCIATED
                         EQUIPMENT, #T35, (1990), PROP #17547

296     323              UNIVERSAL 4 STATION VERTICAL BOBBIN         $5,000.00        $7,500.00         $11,000.00
                         WINDING MACHINE, MODEL 3TVW4MP,
                         W/CONTROL CONSOLE FEEDER, ASSOCIATED
                         EQUIPMENT, #L54, PROP #N/A

297     324              UNIVERSAL 4 STATION VERTICAL BOBBIN         $5,000.00        $7,500.00         $11,000.00
                         WINDING MACHINE, MODEL 3TVW4MP,
                         W/CONTROL CONSOLE FEEDER, ASSOCIATED
                         EQUIPMENT, #N51, PROP #N/A

298     325              UNIVERSAL 4 STATION VERTICAL BOBBIN         $5,000.00        $7,500.00         $11,000.00
                         WINDING MACHINE, MODEL 3TVW4MP,
                         W/CONTROL CONSOLE FEEDER, ASSOCIATED
                         EQUIPMENT, #Q33, PROP #N/A

299     326              UNIVERSAL 4 STATION VERTICAL BOBBIN         $5,000.00        $7,500.00         $11,000.00
                         WINDING MACHINE, MODEL 3TVW4MP,
                         W/CONTROL CONSOLE FEEDER, ASSOCIATED
                         EQUIPMENT, #Z34, PROP #N/A

300     327              UNIVERSAL 4 STATION VERTICAL BOBBIN         $5,000.00        $7,500.00         $11,000.00
                         WINDING MACHINE, MODEL 3TVW4MP,
                         W/CONTROL CONSOLE FEEDER, ASSOCIATED
                         EQUIPMENT, #V48, PROP #N/A

301     328              UNIVERSAL 4 STATION VERTICAL BOBBIN         $5,000.00        $7,500.00         $11,000.00
                         WINDING MACHINE, MODEL 3TVW4MP,
                         W/CONTROL CONSOLE FEEDER, ASSOCIATED
                         EQUIPMENT, #M47, PROP #N/A

-------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                 $40,000.00       $60,000.00         $88,000.00
-------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                      DESCRIPTION                                  FLV            FMV            FMIPV
------------------------------------------------------------------------------------------------------------------------------------
BOBBIN DEPARTMENT (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  302          329            UNIVERSAL 4 STATION VERTICAL BOBBIN                    $5,000.00      $7,500.00      $11,000.00
                              WINDING MACHINE, MODEL 3TVW4MP,
                              W/CONTROL CONSOLE FEEDER, ASSOCIATED
                              EQUIPMENT, #S46, PROP #N/A

  303          330            UNIVERSAL 4 STATION VERTICAL BOBBIN                    $5,000.00      $7,500.00      $11,000.00
                              WINDING MACHINE, MODEL 3TVW4MP,
                              W/CONTROL CONSOLE FEEDER, ASSOCIATED
                              EQUIPMENT, #B45, PROP #N/A

  304          339            UNIVERSAL 4 STATION VERTICAL BOBBIN                    $5,000.00      $7,500.00      $11,000.00
                              WINDING MACHINE, MODEL 3TVW4MP,
                              W/CONTROL CONSOLE FEEDER, ASSOCIATED
                              EQUIPMENT, #W50, PROP #N/A, (1987)

  305          340            UNIVERSAL 4 STATION VERTICAL BOBBIN                    $5,000.00      $7,500.00      $11,000.00
                              WINDING MACHINE, MODEL 3TVW4MP,
                              W/CONTROL CONSOLE FEEDER, ASSOCIATED
                              EQUIPMENT, #P52, PROP #N/A, (1983)

  306          342            UNIVERSAL 4 STATION VERTICAL BOBBIN                    $5,000.00      $7,500.00      $11,000.00
                              WINDING MACHINE, MODEL 3TVW4MP,
                              W/CONTROL CONSOLE FEEDER, ASSOCIATED
                              EQUIPMENT, #F44, PROP #N/A

  307          343            UNIVERSAL 4 STATION VERTICAL BOBBIN                    $5,000.00      $7,500.00      $11,000.00
                              WINDING MACHINE, MODEL 3TVW4MP,
                              W/CONTROL CONSOLE FEEDER, ASSOCIATED
                              EQUIPMENT, #H55, PROP #N/A

  308          344            UNIVERSAL 4 STATION VERTICAL BOBBIN                    $5,000.00      $7,500.00      $11,000.00
                              WINDING MACHINE, MODEL 3TVW4MP,
                              W/CONTROL CONSOLE FEEDER, ASSOCIATED
                              EQUIPMENT, #R43, PROP #N/A, (1987)

  309          345            UNIVERSAL 4 STATION VERTICAL BOBBIN                    $5,000.00      $7,500.00      $11,000.00
                              WINDING MACHINE, MODEL 3TVW4MP,
                              W/CONTROL CONSOLE FEEDER, ASSOCIATED
                              EQUIPMENT, #U49, PROP #N/A

------------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                            $40,000.00     $60,000.00      $88,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------
ITEM #    ID#            DESCRIPTION                                  FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------
BOBBIN DEPARTMENT (CONT'D)
---------------------------------------------------------------------------------------------------------------
 310      346       UNIVERSAL 4 STATION VERTICAL BOBBIN               $5,000.00      $7,500.00      $11,000.00
                    WINDING MACHINE, MODEL 3TVW4MP,
                    W/CONTROL CONSOLE FEEDER, ASSOCIATED
                    EQUIPMENT, #D39, PROP #N/A

 311      347       UNIVERSAL 4 STATION VERTICAL BOBBIN               $5,000.00      $7,500.00      $11,000.00
                    WINDING MACHINE, MODEL 3TVW4MP,
                    W/CONTROL CONSOLE FEEDER, ASSOCIATED
                    EQUIPMENT, #36, PROP #N/A, (1984)

 312      348       UNIVERSAL 4 STATION VERTICAL BOBBIN               $5,000.00      $7,500.00      $11,000.00
                    WINDING MACHINE, MODEL 3TVW4MP,
                    W/CONTROL CONSOLE FEEDER, ASSOCIATED
                    EQUIPMENT, #G41, PROP #N/A

 313      349       UNIVERSAL 4 STATION VERTICAL BOBBIN               $5,000.00      $7,500.00      $11,000.00
                    WINDING MACHINE, MODEL 3TVW4MP,
                    W/CONTROL CONSOLE FEEDER, ASSOCIATED
                    EQUIPMENT, #J40, PROP #N/A, (1986)

 314      350       UNIVERSAL 4 STATION VERTICAL BOBBIN               $5,000.00      $7,500.00      $11,000.00
                    WINDING MACHINE, MODEL 3TVW4MP,
                    W/CONTROL CONSOLE FEEDER, ASSOCIATED
                    EQUIPMENT, #E53, PROP #N/A

 315      351       UNIVERSAL 4 STATION VERTICAL BOBBIN               $5,000.00      $7,500.00      $11,000.00
                    WINDING MACHINE, MODEL 3TVW4MP,
                    W/CONTROL CONSOLE FEEDER, ASSOCIATED
                    EQUIPMENT, #C37, PROP #N/A

 316                MISCELLANEOUS SUPPORT EQUIPMENT                   $2,000.00      $3,000.00       $4,000.00
                    INCLUDING BUT NOT LIMITED TO: WABAS 1
                    WINDER COUNTER, INDUCTION HEATER,
                    BOBBINS, WORK BENCHES, STOOLS, PALLET
                    JACKS

---------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                       $32,000,00     $48,000.00      $70,000.00
---------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                   DESCRIPTION                                         FLV                FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------------
BOBBIN DEPARTMENT (CONT'D)
-----------------------------------------------------------------------------------------------------------------------------------
317       373         CUSTOM DESIGNED & FABRICATED LG YOKE                          $5,000.00          $10,000.00       $15,000.00
                      COMPONENT, ASSEMBLY LINE COMPLETE W/2
                      TIER BELT CONVEYOR WORK STATIONS,
                      IMPEDANCE METER, DIES, DISPENSER
                      COUNTERS, LIFT UNIT, SOLDER POT WORK
                      STATIONS, WORK TABLES, AIR CLEANER, ARBOR
                      PRESS

------------------------------------------------------------------------------------------------------------------------------------
YOKES ASSEMBLY
------------------------------------------------------------------------------------------------------------------------------------
318       788         YOKES LINE #2 INCLUDING BUT NOT LIMITED TO:                   $1,000.00           $1,250.00        $3,000.00
                      (NOT IN SERVICE) 10" POWER BELT CONVEYOR
                      TEST EQUIPMENT, YOKE TEST STATIONS,
                      CONVERGENCE TESTERS, VOLTMETERS,
                      FUNCTION GENERATORS, OSCILLOSCOPE

319       789         LINE #3: MISCELLANEOUS EQUIPMENT FOR LINE                     $4,000.00           $6,000.00       $14,000.00
                      #3 INCLUDING BUT NOT LIMITED TO: MASTER
                      HEAT GUNS, TEST EQUIPMENT INCLUDING:
                      VOLTMETERS, MULTIMETERS, IMPEDANCE
                      METER, AUDIO SIGNAL GENERATOR, YOKE
                      INDUSTRIAL TEST STATION, OSCILLOSCOPE,
                      SOLDERING STATION, HOT MELT APPLICATORS,
                      RUSH WIRE STRIPPERS, OVEN, G E SPECTRA
                      DUST COLLECTOR, MODEL #700, POWER BELT 10"
                      CONVEYOR, CONVERGENCE TESTER, TAPE MACHINES

320       790         LINE #4: MISCELLANEOUS EQUIPMENT FOR LINE                     $4,000.00           $6,000.00       $14,000.00
                      #4 INCLUDING BUT NOT LIMITED TO: MASTER
                      HEAT GUNS, TEST EQUIPMENT INCLUDING:
                      VOLTMETERS, MULTIMETERS, IMPEDANCE
                      METER, AUDIO SIGNAL GENERATOR, YOKE
                      INDUSTRIAL TEST STATION, OSCILLOSCOPE,
                      SOLDERING STATION, HOT MELT APPLICATORS,
                      RUSH WIRE STRIPPERS, OVEN, G E SPECTRA
                      DUST COLLECTOR, MODEL #700, POWER BELT 10"
                      CONVEROR, CONVERGENCE TESTER, TAPE
                      MACHINES, LITTLE SQUIRT HOT MELT APPLICATOR

-----------------------------------------------------------------------------------------------------------------------------------
                      PAGE TOTAL                                                   $14,000.00          $23,250.00       $46,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                       GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                        FLV                 FMV                 FMIPV
---------------------------------------------------------------------------------------------------------------------------
YOKES ASSEMBLY (CONT'D)
---------------------------------------------------------------------------------------------------------------------------
  321     791  YOKES LINES #5 INCLUDING BUT NOT LIMITED TO:           $3,000.00           $5,500.00           $10,000.00
               LCR METERS, 10" POWER BELT CONVEYOR,
               HEATERS, IMPEDANCE METERS, WIRE
               STRIPPERS, GLUE GUNS, LITTLE SQUIRT HOT
               MELT APPLICATORS, VOLTMETERS, SOLDERING
               STATIONS, GEOMETRY TESTER, OSCILLOSCOPES

  322     792  YOKES LINE #6 INCLUDING BUT NOT LIMITED TO:            $2,500.00           $4,000.00            $9,000.00
               HEAT GUNS, CONVERGENCE TESTERS,
               MULTIMETERS, VOLTMETERS, GLUE GUNS, WIRE
               STRIPPERS, HI POT, DUST COLLECTOR

  323     793  YOKES LINE #7 INCLUDING BUT NOT LIMITED TO:            $3,000.00           $5,000.00           $10,000.00
               (2) WIRE CRIMPING MACHINES, 6" POWER BELT
               CONVEYOR, (2) JST WIRE CRIMPING MACHINES,
               MECHANICAL FORCE GAUGE, CONVERGENCE
               TESTERS

  324     794  YOKES LINE #8 INCLUDING BUT NOT LIMITED TO:            $8,000.00          $11,000.00           $18,500.00
               CONVERGENCE TESTERS, 6" POWER BELT
               CONVEYOR, VOLTMETERS, MULTIMETERS,
               OSCILLOSCOPES, (7) UNIVERSAL MODEL GLS
               WINDERS, W/IKEGAMI DISPLAY, (2) CLW MODEL
               990 WINDERS, W/DIGITAL DISPLAY, AUTOMATIC
               CRIMPERS

---------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA
---------------------------------------------------------------------------------------------------------------------------
  325     353  ATL CUSTOM AUTOMATION ROTARY ASSEMBLY                 $80,000.00         $120,000.00          $190,000.00
               MACHINE, MODEL #1558, S/N 693160, COMPLETE
               PUMPS, ASYMTEK FRAME FEEDER, VIBRATORY
               FEEDER ENCLOSURE, LIGHT CURTAIN, OPTICS
               CONTROLS, ASSOCIATED EQUIPMENT

  326     354  AZONICS PRODUCTS, MODEL #5500, WIRE                    $1,500.00           $2,250.00            $3,000.00
               INSERTION MACHINE, W/CONTROL CONSOLE,
               ASSOCIATED EQUIPMENT, S/N N/A
---------------------------------------------------------------------------------------------------------------------------
               PAGE TOTAL                                            $98,000.00         $147,750.00          $240,500.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM#      ID#         DESCRIPTION                          FLV              FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 327       356         AZONICS PRODUCTS, MODEL #5500,       $1,500.00        $2,250.00           $3,000.00
                       WIRE INSERTION MACHINE, w/CONTROL
                       CONSOLE, ASSOCIATED EQUIPMENT,
                       S/N N/A

 328       357         AZONICS PRODUCTS, MODEL #5500,       $1,500.00        $2,250.00           $3,000.00
                       WIRE INSERTION MACHINE, w/CONTROL
                       CONSOLE, ASSOCIATED EQUIPMENT,
                       S/N N/A

 329       355         BACHI #6 BOBBIN MULTIPLE WIRE        $12,500.00       $16,000.00          $22,500.00
                       FEEDER WINDER, TAPE DRIVE, CONTROL
                       CONSOLE, MODEL #160, W/ASSOCIATED
                       EQUIPMENT, S/N 249

 330       375         BACHI #3 BOBBIN MULTIPLE WIRE        $12,500.00       $16,000.00          $22,500.00
                       FEEDER WINDER, TAPE DRIVE, CONTROL
                       CONSOLE MODEL #160, W/ASSOCIATED
                       EQUIPMENT, S/N 57

 331       376         BACHI #N/A BOBBIN MULTIPLE WIRE      $12,500.00       $16,000.00          $22,500.00
                       FEEDER WINDER, TAPE DRIVE, CONTROL
                       CONSOLE, MODEL #160, W/ASSOCIATED
                       EQUIPMENT, S/N 177

 332       380         BACHI #1, BOBBIN MULTIPLE WIRE       $12,500.00       $16,000.00          $22,500.00
                       FEEDER WINDER, TAPE DRIVE,
                       CONTROL CONSOLE, MODEL #160,
                       W/ASSOCIATED EQUIPMENT, S/N 182

 333       388         BACHI #245, BOBBIN MULTIPLE WIRE     $12,500.00       $16,000.00          $22,500.00
                       FEEDER WINDER, TAPE DRIVE, CONTROL
                       CONSOLE, MODEL #160, W/ASSOCIATED
                       EQUIPMENT, S/N 178

 334       377         BACHI #2, BOBBIN MULTIPLE WIRE       $16,000.00       $21,000.00          $27,000.00
                       FEEDER WINDER, TAPE DRIVE, CONTROL
                       CONSOLE, MODEL #160, W/ASSOCIATED
                       EQUIPMENT, S/N 50, W/COMPUTER
                       CONTROLLED PROP #A533

---------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                           $81,500.00      $105,500.00         $145,500.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1988

-----------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                  DESCRIPTION                               FLV          FMV              FMIPV
-----------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
-----------------------------------------------------------------------------------------------------------------------
  335       378           BACHI BOBBIN MULTIPLE WIRE FEEDER WINDER,      $16,000.00      $21,000.00      $ 27,000.00
                          TAPE DRIVE CONTROL CONSOLE, MODEL #160,
                          W/ASSOCIATED EQUIPMENT, S/N N/A,
                          W/COMPUTER CONTROLLED, PROP #19534

  336       379           BACHI BOBBIN MULTIPLE WIRE FEEDER WINDER,      $16,000.00     $ 21,000.00      $ 27,000.00
                          TAPE DRIVE CONTROL CONSOLE, MODEL #160,
                          W/ASSOCIATED EQUIPMENT, S/N 250,
                          W/COMPUTER CONTROLLED, PROP #N/A

  337       412           BACHI #5, BOBBIN MULTIPLE WIRE FEEDER          $16,000.00     $ 21,000.00      $ 27,000.00
                          WINDER, TAPE DRIVE CONTROL CONSOLE,
                          MODEL #160, W/ASSOCIATED EQUIPMENT, S/N
                          17621, W/COMPUTER CONTROLLED, PROP #17621

  338       414           BACHI #8, BOBBIN MULTIPLE WIRE FEEDER          $16,000.00     $ 21,000.00      $ 27,000.00
                          WINDER, TAPE DRIVE CONTROL CONSOLE,
                          MODEL #160, W/ASSOCIATED EQUIPMENT, S/N
                          309, W/COMPUTER CONTROLLED, PROP #N/A

  339       358           CUSTOM DESIGNED & FABRICATED THERMAL           $ 1,500.00     $  2,000.00      $  2,500.00
                          TRANSFER LABEL PRINTER, MODEL #77, S/N
                          8077839, W/WEB FEED, CONTROL UNIT

  340       364           CUSTOM DESIGNED & FABRICATED THERMAL           $ 1,500.00     $  2,000.00      $  2,500.00
                          TRANSFER LABEL PRINTER, MODEL #77, S/N
                          8077839,  W/WEB FEED, CONTROL UNIT

  341       359           ARTOS WIRE CUT-TO-LENGTH MACHINE,              $ 3,000.00     $  4,000.00      $  5,000.00
                          W/FEEDER, ASSOCIATED EQUIPMENT, #4

  342       360           ARTOS WIRE CUT-TO-LENGTH MACHINE,              $ 2,000.00     $  2,500.00      $  3,250.00
                          W/FEEDER, ASSOCIATED EQUIPMENT, #1, S/N
                          22693

  343       361           ARTOS WIRE CUT-TO-LENGTH MACHINE,              $ 3,000.00     $  4,000.00      $  5,000.00
                          W/FEEDER, ASSOCIATED EQUIPMENT, #2, S/N
                          47452

  344       362           ARTOS WIRE CUT-TO-LENGTH MACHINE,              $ 2,000.00     $  2,500.00      $  3,250.00
                          W/FEEDER, ASSOCIATED EQUIPMENT, #5, S/N N/A

-----------------------------------------------------------------------------------------------------------------------
                          PAGE TOTAL                                     $77,000.00     $101,000.00      $129,500.00
-----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA,MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#               ID#                      DESCRIPTION                       FLV                 FMV            FMIPV
------------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
 345               363       ARTOS WIRE CUT-TO-LENGTH MACHINE,                 $2,000,00           $2,500.00      $3,250.00
                             W/FEEDER, ASSOCIATED EQUIPMENT, #6, S/N N/A

 346               366       ARTOS WIRE CUT-TO-LENGTH MACHINE,                 $2,000,00           $2,500.00      $3,250.00
                             W/FEEDER, ASSOCIATED EQUIPMENT, #N/A, S/N
                             15944

 347               365       ARTOS COMPUTER CONTROLLED CUT-TO-                $14,000.00          $18,000.00     $23,000.00
                             LENGTH LINE, MODEL #CS'26, W/FEEDER,
                             CRIMPER, COUNTER, ASSOCIATED EQUIPMENT

 348               367       ARTOS WIRE CUT-TO-LENGTH LINE, MODEL #CS-        $10,000.00          $12,000.00     $14,500.00
                             26-A, COMPLETE W/FEEDER, SOFT GRIP FEEDER,
                             (2) STAMPING PRESSES, ASSOCIATED
                             EQUIPMENT, ID #16324, #03

 349               381       EPM COIL WINDING MACHINE, MODEL #VT-2, S/N        $5,500.00           $9,000.00     $13,000.00
                             110622, W/PWT PROGRAM PANEL, ASSOCIATED
                             EQUIPMENT, #VT2-6

 350               382       EPM COIL WINDING MACHINE, MODEL #VT-2, S/N        $5,500.00           $9,000.00     $13,000.00
                             0961-22, W/PWT PROGRAM PANEL, ASSOCIATED
                             EQUIPMENT, #VT2-3

 351               383       EPM COIL WINDING MACHINE, MODEL #VT-2, S/N        $5,500.00           $9,000.00     $13,000.00
                             0930-ZZ, W/PWT PROGRAM PANEL, ASSOCIATED
                             EQUIPMENT, #VT2-2

 352               384       EPM COIL WINDING MACHINE, MODEL #VT-2, S/N        $5,500.00           $9,000.00     $13,000.00
                             0729-ZZ, W/PWT PROGRAM PANEL, ASSOCIATED
                             EQUIPMENT, #VT2-5

 353               385       EPM COIL WINDING MACHINE, MODEL #VT-2, S/N        $5,500.00           $9,000.00     $13,000.00
                             1039-ZZ, W/PWT PROGRAM PANEL, ASSOCIATED
                             EQUIPMENT, #VT2-4

 354               386       EPM COIL WINDING MACHINE, MODEL #VT-2, S/N        $5,500.00           $9,000.00     $13,000.00
                             0937-ZZ, W/PWT PROGRAM PANEL, ASSOCIATED
                             EQUIPMENT, #VT2-7

------------------------------------------------------------------------------------------------------------------------------------
                             PAGE TOTAL                                       $61,000.00          $89,000.00    $122,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
ITEM#  ID#                     DESCRIPTION                              FLV              FMV               FMIPV
----------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CON'T)
----------------------------------------------------------------------------------------------------------------------
 355     387            EPM BOBBIN ASSEMBLY STATION, MODEL #BK-6,        $2,000.00        $2,750.00         $3,500.00
                        S/N 0203-00, #276, W/ASSOCIATED EQUIPMENT

 356     389            EPM BOBBIN FEEDER, MODEL #BK-2, S/N 0416-08,     $1,500.00        $2,000.00         $2,500.00
                        W/CONTROL UNIT, ASSOCIATED EQUIPMENT

 357     390            EPM BOBBIN FEEDER, MODEL #BK-2, S/N 0158-08,     $1,500.00        $2,000.00         $2,500.00
                        W/CONTROL UNIT, ASSOCIATED EQUIPMENT

 358     391            EPM BOBBIN FEEDER, MODEL #BK-2, S/N 0166-08      $1,500.00        $2,000.00         $2,500.00
                        W/CONTROL UNIT, ASSOCIATED EQUIPMENT

 359     392            EPM BOBBIN FEEDER, MODEL #BK-2, S/N 0160-08      $1,500.00        $2,000.00         $2,500.00
                        W/CONTROL UNIT, ASSOCIATED EQUIPMENT

 360     393            BRANSON ULTRASONIC WELDER, SERIES 800            $1,750.00        $2,250.00         $2,750.00
                        W/ASSOCIATED EQUIPMENT, S/N N/A

 361     394            BOBBIN PRODUCTION ASSEMBLY LINE #8,              $4,500.00        $6,000.00        $10,000.00
                        COMPLETE W/THE FOLLOWING: WORK BENCHES,
                        LIGHTS, STOOLS, (13) BENCH TOP WINDERS,
                        COUNTERS, BELT CONVEYOR, LOAD ANALYZER,
                        SOLDER POT, POLARITY TEST FIXTURE, HYPOT
                        TESTER, ASSOCIATED METERS & EQUIPMENT

 362     395            BOBBIN PRODUCTION ASSEMBLY LINE #6 & 7,          $4,500.00        $6,000.00        $10,000.00
                        COMPLETE W/THE FOLLOWING: WORK BENCHES,
                        LIGHTS, STOOLS, (18) BENCH TOP WINDERS,
                        COUNTERS, BELT CONVEYOR, LOAD ANALYZER,
                        SOLDER POT, POLARITY TEST FIXTURE, HYPOT
                        TESTER, ASSOCIATED METERS & EQUIPMENT

----------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                      $18,750.00       $25,000.00        $38,250.00
----------------------------------------------------------------------------------------------------------------------

                       GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                 DESCRIPTION                                         FLV            FMV                FMIPV
---------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
 363      396            BOBBIN PRODUCTION ASSEMBLY LINE #4 & 9,                   $4,500.00      $6,000.00         $10,000.00
                         COMPLETE W/THE FOLLOWING: WORK BENCHES,
                         LIGHTS, STOOLS, (18) BENCH TOP WINDERS,
                         COUNTERS, BELT CONVEYOR, LOAD ANALYZER,
                         SOLDER POT, POLARITY TEST FIXTURE, HYPOT
                         TESTER, ASSOCIATED METERS & EQUIPMENT,
     `                   W/STAMPING PRESS

 364      397            LINE #2 TRANSFORMER SUPER PROJECTION                      $3,000.00      $4,500.00          $6,000.00
                         ASSEMBLY LINE COMPLETE W/THE FOLLOWING:
                         BELT CONVEYOR, SOLDER POT, (4) FINAL TESTER
                         FIXTURES, (2) BJ STRESS TEST, DIGITAL
                         CONVERTER IMPEDANCE METER, PNEUMATIC
                         PRESS, POLARITY TEST FIXTURE, TEKTRONIC 465
                         OSCILLOSCOPE, ZENITH TEST FIXTURE,
                         ASSOCIATED EQUIPMENT

 365      398            LINE #3 TRANSFORMER ASSEMBLY LINE                         $3,000.00      $4,000.00          $5,500.00
                         COMPLETE W/THE FOLLOWING: BELT
                         CONVEYOR, SOLDER POT, (4) FINAL TESTERS, (3)
                         C3 STRESS TEST UNITS, LABEL APPLICATOR,
                         PNEUMATIC PRESS, TUBE CUTTER, TEST FIXTURES,
                         ASSOCIATED EQUIPMENT

 366      399            LINE #6S & 5S TRANSFORMER ASSEMBLY LINE                   $2,250.00      $3,500.00          $4,250.00
                         COMPLETE W/THE FOLLOWING: BELT
                         CONVEYOR, SOLDER POT, (2) FINAL TESTERS.
                         (3) C3 STRESS TEST

 367      400            LINE #8S & #7S PRODUCTION ASSEMBLY LINE                   $4,500.00      $7,000.00         $10,000.00
                         COMPLETE W/(2) CUSTOM WINDING STATIONS,
                         STAMPING UNITS, BELT CONVEYOR, (2) MICRO
                         SWEEPS COMPUTER, FINAL TESTER, SOLDER POT,
                         PERSONAL COMPUTER, MULTIMETER, FLUID DISPENSERS,
                         ASSOCIATED EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                               $17,250.00     $25,000.00         $35,750.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                        FLV                 FMV            FMIPV
-----------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
-----------------------------------------------------------------------------------------------------------------
  368     401     ASSEMBLY LINE #10S & #9S COMPLETE W/BELT      $4,500.OO           $7,000.00       $10,000.00
                  CONVEYOR, (3) MICRO SWEEPS COMPUTER FINAL
                  TESTER, (4) MICRO MINI SWEEPS STRESS
                  TESTERS, STOOLS, WORK BENCHES, TEST
                  FIXTURES, PNEUMATIC PRESS

  369     402     ASSEMBLY LINE #5 & #3 COMPLETE W/BELT         $2,000.00           $2,750.00        $3,500.00
                  CONVEYOR, DRILL PRESS, CRIMPING PRESS,
                  HEAT GUN, ARBOR PRESS, HIPOT TESTER,
                  ASSOCIATED EQUIPMENT

  370     403     ASSEMBLY LINE #8 TEST BOX, COMPLETE W/BELT    $1,250.00           $1,600.00        $2,200.00
                  CONVEYOR, STOOLS, ARBOR PRESS, GLUE
                  DISPENSER, TEST FIXTURES, CRIMPER,
                  ASSOCIATED EQUIPMENT

  371     408     AUTOMATION PROCESS CONTROL #2 FLUID           $4,000.00           $5,500.00        $8,000.00
                  DISPENSER, MODEL #MOOV, S/N 79M3, W/MIXER
                  CONTROL CONSOLE, ASSOCIATED EQUIPMENT

  372     409     AUTOMATION PROCESS CONTROL #3 FLUID           $4,000.00           $5,500.00        $8,000.00
                  DISPENSER, MODEL #MOOV, S/N 780807, W/MIXER
                  CONTROL CONSOLE, ASSOCIATED EQUIPMENT

  373     410     AUTOMATION PROCESS CONTROL #4 FLUID           $3,500.00           $5,000.00        $7,500.00
                  DISPENSER, MODEL #MOOV, S/N N/A, W/MIXER
                  CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                  (NOT IN SERVICE)

  374     411     AUTOMATION PROCESS CONTROL #1 FLUID           $4,000.00           $5,500.00        $8,000.00
                  DISPENSER, MODEL #MOOV, S/N 790709, W/MIXER,
                  CONTROL CONSOLE, ASSOCIATED EQUIPMENT

  375     405     BLUE M DOUBLE DOOR OVEN, MODEL #DOM-966       $5,000.00           $6,500.00        $7,500.00
                  REG X, 600 DEGREES F, S/N P6-2417, DIGITAL
                  CONTROL
-----------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                    $28,250.00          $39,350.00      $54,700.00
-----------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                        DESCRIPTION                          FLV                      FMV                FMIPV
------------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
 376        404    BLUE M DOUBLE DOOR OVEN, MODEL #DOM-966                  $5,000.00                $6,500.00          $7,500.00
                   REG X, 600 DEGREES F, S/N N/A, DIGITAL
                   CONTROL

 377        407    WISCONSIN NO.2, 78" TUNNEL CONVEYOR OVEN,                $25,000.00               $35,000.00         $50,000.00
                   COMPLETE W/AUTOMATIC SIGNAL SCANNER,
                   TEMPERATURE CONTROL 310W, S/N 028978,
                   ASSOCIATED EQUIPMENT, 400 DEGREES F.

 378        406    WISCONSIN NO.2, 78" TUNNEL CONVEYOR OVEN,                $25,000.00               $35,000.00         $50,000.00
                   COMPLETE W/AUTOMATIC SIGNAL SCANNER,
                   TEMPERATURE CONTROL 310W, S/N N/A,
                   ASSOCIATED EQUIPMENT, 400 DEGREES F.

 379        413    BRANSON/IPC SERIES, 7000 PLASMA COATER,                  $10,000.00               $14,500.00         $19,000.00
                   W/RF GENERATOR, CONTROL CONSOLE, STOKES
                   VACUUM, MILLER CHILLER

 380        416    BRANSON/IPC SERIES, 7000 PLASMA COATER,                   $8,000.00               $12,000.00         $17,000.00
                   W/RF GENERATOR, CONTROL CONSOLE, STOKES
                   VACUUM, MILLER CHILLER, IP 4000

 381        415    CUSTOM BUILT SHORT TESTER, W/VIDEO                        $1,000.00               $1,200.00          $1,400.00
                   CAMERA, ASSOCIATED EQUIPMENT

 382        417    CUSTOM DESIGNED ASSEMBLY LINE, (LINE #16 &               $30,000.00               $45,000.00         $90,000.00
                   ENCAPULE), COMPLETE W/CARRIER CONVEYOR
                   SYSTEM, LOCTITE GLUE DISPENSING SYSTEM,
                   COMPUTER CONTROLLED TEST FIXTURES, BELT
                   CONVEYOR, HYTROL ROLLER CONVEYOR,
                   ELEVATOR, WORK STATIONS, WORK FIXTURES,
                   RAPISTAN POWER BELT CONVEYOR, SOLDER
                   GUNS, GAP FRAME PRESSES, ROTARY SOLDER
                   APPLICATION SYSTEM, ASSOCIATED EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
                   PAGE TOTAL                                               $104,000.00              $149,200.00        $234,900.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
 ITEM#    ID#                 DESCRIPTION                                  FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------
 PRODUCTION AREA (CONT'D)
----------------------------------------------------------------------------------------------------------------------
  383     418   IHEI COMPUTERIZED DUAL TUNNEL OVEN, W/3                    $120,000.00    $180,000.00    $225,000.00
                LAMPS, S/N 4630, COMPLETE W/COMPUTER
                CONTROL CONSOLE, CHART RECORDER, ALLEN
                BRADLEY PANEL VIEW 550 PLC CONTROL, 120
                VAC CONTROL, TEMPERATURE INDICATORS,
                HUBERS INSULATION FILLING STATION,
                W/CONTROL CONSOLE, MIXERS, PUMPS,
                ASSOCIATED EQUIPMENT, PROP #19530/19531


  384           MISCELLANEOUS SUPPORT EQUIPMENT                            $  7,500.00    $ 12,000.00    $ 20,000.00
                INCLUDING BUT NOT LIMITED TO: AZONIC
                FEEDERS, TABLE, METRO STORAGE SHELVES,
                HOOPER STRIP, CUT OFF UNIT, CUSTOM DIE CUT
                UNIT, PAD PRINTER, PILLAR HOUSE BOBBIN
                ASSEMBLY UNIT, AZONIC 1 GAP FRAME
                STAMPER, SOLDER POT, MANUAL WINDING
                STATION

----------------------------------------------------------------------------------------------------------------------
MOLDING AREA
----------------------------------------------------------------------------------------------------------------------
  385     368   MIR INJECTION MOLDING MACHINE, MODEL                       $ 55,000.00    $ 62,500.00    $ 67,500.00
                #RGLIM-65-1145, S/N 75111 (1991), COMPLETE
                W/CAPTROL CONTROL CONSOLE, PICK & PLACE
                ROBOT, ASSOCIATED EQUIPMENT

  386     369   MIR INJECTION MOLDING MACHINE, MODEL                       $ 55,000.00    $ 62,500.00    $ 67,500.00
                #RGLIM-65-1145, S/N 7510 (1991), COMPLETE
                W/CAPTROL CONTROL CONSOLE, PICK & PLACE
                ROBOT, ASSOCIATED EQUIPMENT

  387     370   NOVA CHILLER UNIT W/CONTROL CONSOLE,                       $  5,000.00    $  6,000.00    $  7,000.00
                MODEL #R-15, S/N M-11H03001

  388     371   DOPAG DISPENSING SYSTEM, 2KM SYSTEM,                       $  9,000.00    $ 12,000.00    $ 18,000.00
                W/FEEDER

----------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                 $251,500.00    $335,000.00    $405,000.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS
                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------
 ITEM#     ID#                  DESCRIPTION                              FLV           FMV           FMIPV
----------------------------------------------------------------------------------------------------------------
CONSTRUCTION/PROTOTYPES
----------------------------------------------------------------------------------------------------------------
 389                MISCELLANEOUS SUPPORT EQUIPMENT                      $2,000.00      $2,750,00     $3,500.00
                    INCLUDING BUT NOT LIMITED TO: DESK CHAIRS,
                    STORAGE CABINETS, PRINTER, SPARE PARTS,
                    TOOL BOXES, (2) BLUE M OVENS

 390      372       SYSTEM ATRON BETA 500 INDUCTION HEATING              $3,000.00      $4,000.00     $5,000.00
                    UNIT W/SQUARE D SYLMAX CONTROL CONSOLE,
                    VENTILATION UNIT, ASSOCIATED EQUIPMENT

 391                MISCELLANEOUS EQUIPMENT INCLUDING BUT               $10,000.00     $14,000.00    $18,000.00
                    NOT LIMITED TO: DRILL PRESS, HI TESTER, DBL
                    END GRINDER, POWER SUPPLY, PIPE THREADER,
                    GM-9 & GM-7 LEAD FORMERS, USM EYELET
                    INSERTERS, APPROXIMATELY (6) PERSONAL
                    COMPUTERS, COLOR MONITORS, PRINTERS,
                    ELECTRIFIED WORK STATIONS, AUTOMATIC
                    CRIMPING MACHINES, SOLDERING STATIONS,
                    OSCILLOSCOPES, FLAMMABLE CABINET,
                    INVENTORY CARTS, METRO CARTS, LOCKERS,
                    MICROSCOPE

 392      795       UNIVERSAL SEQEUENCER, S/N 2596A-24400-CEHS-          $2,500.00      $3,000.00     $3,500.00
                    2071, (NOT IN SERVICE)

 393      796       UNIVERSAL DIP INSERTION MACHINE S/N 6295-206         $1,000.00      $1,250.00     $1,500.00
                    80D-CDH-1382 (NOT IN SERVICE)

 394      797       UNIVERSAL COORDINATE MACHINE, (NOT IN SERVICE),      $2,000.00      $2,500.00     $3,000.00
                    S/N N/A

 395      798       UNIVERSAL AXIAL LEAD INSERTER, (NOT IN SERVICE),     $3,000.00      $4,000.00     $5,000.00
                    S/N N/A

 396      799       UNIVERSAL AUTOMATIC SCREEN PRINTER, (NOT IN          $6,000.00      $7,500.00     $9,000.00
                    SERVICES), W/(2)BOARD FLO STACKER,
                    W/JAVELIN ELECTRONICS, S/N 4733D15506-1-43232101

----------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                           $29,500,00     $39,000.00   $48,500.00
----------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#      ID#                            DESCRIPTION                              FLV                FMV             FMIPV
------------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/PROTOTYPES (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
 397       800           (1994) MYDATA SURFACE MOUNT MACHINE, 16                   $40,000.00         $50,000.00      $60,000.00
                         FEEDERS PER MAGAZINE, 6 MAGAZINES, MODEL
                         TP9, S/N 9471 (NOT IN SERVICE)

 398       801           UNIVERSAL CURING OVEN, S/N N/A                             $1,000.00          $1,500.00       $2,000.00

 399       802           NU/ERA WAVE SOLDERER, W/DIGITAL CONTROLS                  $15,000.00         $17,000.00      $20,000.00
                         FOR CONVEYOR, SOLDER POT, TEMPERATURE
                         CONTROL

-----------------------------------------------------------------------------------------------------------------------------------
SUPER "A" OFFICES/HUMAN RESOURCES
-----------------------------------------------------------------------------------------------------------------------------------
 400                     METAL DESKS, SWIVEL CHAIRS, BOOKCASES,                    $14,000.00         $17,500.00      $20,000.00
                         VERTICAL METAL FILING CABINETS,
                         APPROXIMATELY (24) PERSONAL COMPUTERS,
                         MONITORS, PRINTERS, METRO SHELVES,
                         WOODEN DESKS

 401       803           UNIX COMPUTER NET WORKING SYSTEM, W/JBM                   $35,000.00         $50,000.00      $80,000.00
                         MODEL #6000, RISC SYSTEM, 900 GB HARD DRIVE,
                         2.5 GB RAM, W/(6) IBM PROCESSORS, MODEL
                         #7133-010, POWERWARE PRESTIGE, 6000 UPS,
                         SMART UNISON UPS, CISCO 4000 ROUTERS,
                         ALLIED TEKSIS ETHERNET, HC MEMORY CARD,
                         ASSOCIATED HARDWARE

------------------------------------------------------------------------------------------------------------------------------------
MODEL SHOP
------------------------------------------------------------------------------------------------------------------------------------
 402       804           MONARCH ENGINE LATHE, 10" SWING, 20" CC, S/N               $4,000.00          $4,500.00       $5,000.00
                         13414, W/TAILSTOCK, TOOLPOST

 403       805           HARDINGE TOOLROOM LATHE, W/DOVETAIL BED,                   $4,000.00         $4,5000.00       $5,000.00
                         TAILSTOCK, TOOLPOST

 404       806           BRIDGEPORT VERTICAL MIILING MACHINE, 1 1/2                 $4,500.00          $5,000.00       $5,500.00
                         HP, 9" X 42" TABLE, POWER FEED, ACCURITE DRO,
                         S/N N/A

------------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                               $117,500.00        $150,000.00     $197,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                    FLV                 FMV                 FMIPV
--------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
--------------------------------------------------------------------------------------------------------------------
 405      807    BRIDGEPORT VERTICAL MILING MACHINE, 1 1/2         $4,000.00         $4,500.00           $5,000.00
                 HP, 9" X 42" TABLE, POWER FEED, ACCURITE DRO,
                 S/N 130654

 406      808    BRIDGEPORT VERTICAL MILING MACHINE, 1 HP,         $3,500.00         $4,000.00           $4,500.00
                 9" X 42" TABLE, POWER FEED, ACCURITE DRO, S/N
                 97147

 407      809    BRIDGEPORT VERTICAL MILING MACHINE, 1 1/2         $4,000.00         $4,500.00           $5,000.00
                 HP, 9" X 42" TABLE, POWER FEED, ACCURITE DRO,
                 S/N N/A

 408      810    BRIDGEPORT VERTICAL MILING MACHINE, 1 1/2         $4,500.00         $5,000.00           $5,500.00
                 HP, 9" X 42" TABLE, POWER FEED, ACCURITE DRO,
                 S/N N/A

 409      811    SHELDON ENGINE LATHE, S/N 31609, 18" SWING,       $8,000.00         $9,000.00          $10,000.00
                 34" CC

 410      812    HARIG SURFACE GRINDER, SUPER 612, W/6" X 12"      $1,000.00         $1,250.00           $1,500.00
                 CERAMAX PERMANENT MAGNETIC CHUCK

 411      813    DOALL VERTICAL BAND SAW, MODEL #1612-0, S/N       $1,500.00         $1,750.00           $2,000.00
                 209-63282, W/16" THROAT, WELDING ATTACHMENT

 412      815    MILLER SYNCROWAVE 500 ARC WELDER                  $1,750.00         $2,000.00           $2,250.00

 413      814    LEBLOND MAKINO ELECTRIC DISCHARGE                $20,000.00        $25,000.00          $30,000.00
                 MACHINE (EDM), MODEL #FNC-74, S/N N/A,
                 W/FANUC SYSTEM 6M CONTROLS, W/20 POSITION
                 ATC

 414      816    SODICK ELECTRIC DISCHARGE MACHINE (EDM),         $25,000.00        $30,000.00          $35,000.00
                 MODEL #A3C-R, W/SODICK MARK V CONTROLS,
                 W/OILMATIC OIL TEMPERATURE REGULATOR, 16
                 POSITION ATC

--------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                       $73,250.00        $87,000.00         $100,750.00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                    DESCRIPTION                           FLV                 FMV              FMIPV
-------------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
  415               MISCELLANEOUS SUPPORT EQUIPMENT                    $7,000.00          $8,5000.00        $10,000.00
                    INCLUDING BUT NOT LIMITED TO: WILSON
                    ROCKWELL HARDNESS TESTERS, OVEN, ARBOR
                    PRESS, DRILL PRESS, MILLING VISE, BENCH VISE,
                    RAW MATERIAL, CHUCKS, COLLETS, MILLS,
                    ASSORTED TOOLING, TOOLCARTS, DBL END
                    GRINDERS, (2) PERSONAL COMPUTERS, BOBBIN
                    WIND MACHINE (SCRAP), GRANITE SURFACE
-------------------------------------------------------------------------------------------------------------------------
CAFETERIA
-------------------------------------------------------------------------------------------------------------------------
  416               APPROXIMATELY (30) FORMICA TOP TABLES, 240         $6,000.00          $8,0000.00        $10,000.00
                    PLASTIC CHAIRS, "L" SHAPED SERVING STATIONS,
                    PERSONAL COMPUTER, METAL DESK, SHELVING,
                    (5) STAR TABLE TOP BURNERS, FRYOLATORS, (2)
                    STAINLESS DISPENSING TANKS, (2) BLODGET
                    OVENS, WORK TABLES, ASSORTED POTS/PANS,
                    UTENCILS HOBART MIXER, (3) WOLF RANGES

  417       818     HOBART INDUSTRIAL DISHWASHER                       $2,000.00          $3,000.00          $4,000.00

  418       819     VULCAN INDUSTRIAL OVEN, MODEL #E-36, S/N           $1,000.00          $1,250.00          $1,500.00
                    481041391RR

-------------------------------------------------------------------------------------------------------------------------
MATERIAL IN PROCESS AREA
-------------------------------------------------------------------------------------------------------------------------
  419       817     (1998) J.A.M. AUTOMATIC WIRE CRIMPING              $6,000.00         $8,000.000         $10,000.00
                    MACHINE, MODEL #C403W11359, W/WIRE FEED
                    ATTACHMENT CONTROLS, DUAL SPINDLE

  420       820     (1989) J.A.M. AUTOMATIC WIRE CRIMPING              $6,000.00         $8,000.000         $10,000.00
                    MACHINE, MODEL #C403W11359, W/WIRE FEED
                    ATTACHMENT CONTROLS, DUAL SPINDLE

  421       821     (1992) JST AUTOMATIC INSULATION                   $15,000.00         $19,000.00         $23,000.00
                    DISPLACEMENT MACHINE, MODEL SCO-M158, S/N
                    92014, DUAL HOPPERS, W/WIRE FEED
                    ATTACHMENT, 24 ROLL CAPACITY, SCD-M15B
                    CONTROLS
-------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                        $43,000.00         $55,750.00         $68,500.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#            DESCRIPTION                                       FLV             FMV            FMIPV
-----------------------------------------------------------------------------------------------------------------------------------
MATERIAL IN PROCESS AREA (CONT'D)
-----------------------------------------------------------------------------------------------------------------------------------
  422       822          JST AUTOMATIC LEAD MAKING MACHINE, MODEL          $14,000.00      $16,000.00     $18,000.00
                         #BCD-M5-B2N, W/DUAL HOPPERS, WIRE FEED
                         ATTACHMENT, 24 ROLL CAPACITY, BCD-M5B
                         CONTROLS, S/N 63010

  423       823          JST AUTOMATIC LEAD MAKING MACHINE, MODEL          $12,000.00      $15,000.00     $17,000.00
                         #BCD-M5-B2N, W/DUAL HOPPERS, WIRE FEED
                         ATTACHMENT, 24 ROLL CAPACITY, BCD-M5B
                         CONTROLS, S/N N/A

  424       824          (1989) JST AUTOMATIC LEAD MAKING MACHINE,         $12,000.00      $15,000.00     $17,000.00
                         MODEL #BCD-M5-B2N, W/DUAL HOPPERS, WIRE
                         FEED ATTACHMENT, 24 ROLL CAPACITY, BCD-M5B
                         CONTROLS, S/N 89020

  425       825          (1987) JST AUTOMATIC LEAD MAKING MACHINE,         $12,000.00      $15,000.00     $17,000.00
                         MODEL #BCD-M5-B2N, W/DUAL HOPPERS, WIRE
                         FEED ATTACHMENT, 24 ROLL CAPACITY, BCD-M5B
                         CONTROLS, S/N 62002

  426       826          (1991) JST AUTOMATIC LEAD MAKING MACHINE,         $14,000.00      $16,000.00     $18,000.00
                         MODEL #BCD-M5-B2N, W/DUAL HOPPERS, WIRE
                         FEED ATTACHMENT, 24 ROLL CAPACITY, BCD-M5B
                         CONTROLS, S/N91030

  427       827          WIRE FEEDER W/MULTI DRIVE MOTOR, W/ARTOS           $1,000.00       $1,500.00      $2,000.00
                         CUT-TO-LENGTH SPLICING MACHINE

  428       828          WIRE FEEDER W/MULTI DRIVE MOTOR, W/ARTOS           $1,000.00       $1,500.00      $2,000.00
                         CUT-TO-LENGTH SPLICING MACHINE

  429       829          WIRE FEEDER W/MULTI DRIVE MOTOR, W/ARTOS           $1,000.00       $1,500.00      $2,000.00
                         CUT-TO-LENGTH SPLICING MACHINE
-----------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                        $67,000.00      $81,500.00     $93,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------------
ITEM #  ID #                                 DESCRIPTION                            FLV              FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------------
SUB ASSEMBLY/MATERIAL IN PROCESS (CONT'D)
-------------------------------------------------------------------------------------------------------------------------------
 430                            MISCELLANEOUS EQUIPMENT INCLUDING BUT               $2,000.00        $2,750.00      $3,500.00
                                NOT LIMITED TO: EYELET INSERTERS, WIRE
                                CRIMPERS, PALLET RACKING, WORK TABLES,
                                PORTABLE STAIRCASE, RIVETER, DRILL PRESS,
                                (2) WINDSOR FLOOR SCRUBBERS, BENCH VISE,
                                TEEL AIR COMPRESSOR

---------------------------------------------------------------------------------------------------------------------------------
SUB ASSEMBLY/MATERIAL IN PROCESS
---------------------------------------------------------------------------------------------------------------------------------
 431     831                     LINE #1 INCLUDES: 10" POWER BELT CONVEYOR,         $2,000.00        $2,250.00      $2,500.00
                                 WIRE CUTTING MACHINES, EYELET INSERTING
                                 MACHINES

 432     834                     LINE #2 INCLUDES: 20" POWER BELT CONVEYOR,         $4,000.00        $4,250.00      $4,500.00
                                 WIRE CUTTING MACHINES, EYELET INSERTING
                                 MACHINES, JST WIRE CRIMPING MACHINES

 433     835                     LINE #3 INCLUDES: 10" POWER BELT CONVEYOR,         $2,000.00        $3,000.00      $4,000.00
                                 TAPE/LABEL MACHINES, SOLDERING STATIONS,
                                 WIRE CUTTERS, HEAT GUNS, GAD FORMERS,
                                 HAND TOOLS

 434     836                     LINE #4 INCLUDES: 10" POWER BELT CONVEYOR,         $1,000.00        $1,250.00      $2,000.00
                                 SOLDERING STATIONS, ASSOCIATED EQUIPMENT

 435     837                     LINE #5 & #6 INCLUDES: WIRE CUTTERS, HEAT          $4,000.00        $5,000.00      $6,000.00
                                 GUNS, (16) LEAD INSERTERS, FOOT ACTIVATED,
                                 HERBERT STRECK, LEAD STAMPING CUTTERS,
                                 CF7 COMPONENT FORMERS, SCALE, MOLEX WIRE
                                 CRIMPERS, HOT MELT APPLICATORS

------------------------------------------------------------------------------------------------------------------------------------
                                 PAGE TOTAL                                        $15,000.00       $18,500.00     $22,500.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                           DESCRIPTION                             FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------
STORE ROOM
----------------------------------------------------------------------------------------------------------------------------
 436                MISCELLANEOUS TEST EQUIPMENT IN STORAGE                     $7,000.00      $10,000.00     $13,000.00
                    INCLUDING BUT NOT LIMITED TO: SIGNAL
                    GENERATORS, ANALYZERS, MULTIMETERS,
                    OSCILLATOR, OSCILLOSCOPE, VIDEO BRIDGE,
                    AUDIO GENERATOR ELECTRONIC LEAD
                    ANALYZER, VOLT METER, HIPOT TESTERS, DC
                    POWER SUPPLIES, YOKE FLYBACK TESTERS

----------------------------------------------------------------------------------------------------------------------------
HEAT TREAT AREA
----------------------------------------------------------------------------------------------------------------------------
  437     419       DISPATCH OVEN, PREHEAT & VARNISH BAKE,                      $5,000.00       $7,500.00     $10,000.00
                    W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    350 DEGREES F, MODEL #V-39-STD, S/N 126298


  438     420       DISPATCH OVEN, PREHEAT & VARNISH BAKE,                      $5,000.00      $7,500.00      $10,000.00
                    W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    350 DEGREES F, MODEL #V-39-STD, S/N 126299

  439     421       DISPATCH OVEN, PREHEAT & VARNISH BAKE,                      $5,000.00      $7,500.00      $10,000.00
                    W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    350 DEGREES F, MODEL #V-39-STD, S/N 117298

  440     422       DISPATCH OVEN, PREHEAT & VARNISH BAKE,                      $5,000.00      $7,500.00      $10,000.00
                    W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    350 DEGREES F, MODEL #V-39-STD, S/N 117300

  441     423       DISPATCH OVEN, PREHEAT & VARNISH BAKE,                      $5,000.00      $7,500.00      $10,000.00
                    W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    350 DEGREES F, MODEL #V-39-STD, S/N 117299

  422     424       DISPATCH OVEN, PREHEAT & VARNISH BAKE,                      $5,000.00      $7,500.00      $10,000.00
                    W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    350 DEGREES F, MODEL #V-39-STD, S/N 117297
-----------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                 $37,000.00     $55,000.00      $73,000.00
-----------------------------------------------------------------------------------------------------------------------------

                           GREENWICH INDUSTRIAL, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                 DESCRIPTION                                       FLV            FMV            FMIPV
------------------------------------------------------------------------------------------------------------------------------------
HEAT TREAT AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  443          425            DISPATCH OVEN, PREHEAT & VARNISH BAKE,                 $5,000.00      $7,500.00      $10,000.00
                              W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                              350 DEGREES F, MODEL #V-39-STD, S/N 133873

  444          426            IMPREX PRESSURE COATING CHAMBER,                       $1,500.00      $2,500.00       $4,000.00
                              W/ASSOCIATED EQUIPMENT

  445          427            IMPREX PRESSURE COATING CHAMBER,                       $1,500.00      $2,500.00       $4,000.00
                              W/ASSOCIATED EQUIPMENT

  446          428            IMPREX PRESSURE COATING CHAMBER,                       $1,500.00      $2,500.00       $4,000.00
                              W/ASSOCIATED EQUIPMENT

  447                         MISCELLANEOUS SUPPORT EQUIPMENT                        $3,000.00      $4,500.00       $6,000.00
                              INCLUDING BUT NOT LIMITED TO: (3) PRESSURE
                              CYLINDERS, CHAIN HOIST, STORAGE RACK,
                              PALLET JACK, BLOWER

------------------------------------------------------------------------------------------------------------------------------------
ENGINEERING OFFICES
------------------------------------------------------------------------------------------------------------------------------------
  448                         METAL DESKS, APPROXIMATELY (40) PERSONAL              $15,000.00     $20,000.00      $30,000.00
                              COMPUTERS, COLOR MONITORS, PRINTERS,
                              SWIVEL CHAIRS, LAPTOPS, FILE CABINETS,
                              ARTWORK CABINETS, LOCKERS, FANS,
                              BOOKSHELVES, FORMICA TOP TABLES, PLASTIC
                              CHAIRS, OVERHEAD PROJECTOR, CONFERENCE
                              ROOM TABLES

------------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                            $27,500.00     $39,500.00      $58,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                   DESCRIPTION                                         FLV           FMV             FMIPV
---------------------------------------------------------------------------------------------------------------------------------
LABORATORY SUPPORT TESTING
---------------------------------------------------------------------------------------------------------------------------------
 449                          MISCELLANEOUS LAB EQUIPMENT INCLUDING                $10,000.00    $14,000.00      $18,000.00
                              BUT NOT LIMITED TO: OSCILLOSCOPES, PATTERN
                              GENERATORS, NCL METERS, VOLTMETERS,
                              CONVERTERS, SCOPES, MULTIMETERS, WORK
                              BENCHES, FORCE GAGES, ELECTRIFIED WORK
                              BENCHES, CAPACITORS, CURVE TRACERS,
                              SOLDERING GUNS, OVENS, SARTORIUS DIGITAL
                              SCALE, SOLDER POT, APPROXIMATELY (15)
                              PERSONAL COMPUTERS, COLOR MONITORS,
                              PRINTERS

 450      830                 NIKON MODEL #6C, 14" OPTICAL COMPARATOR,              $2,000.00     $2,250.00       $2,500.00
                              S/N 43210
---------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA
---------------------------------------------------------------------------------------------------------------------------------
 451      838                 (1997) LG ELECTRONICS NARAC CUSTOM                   $40,000.00    $50,000.00      $65,000.00
                              DESIGNED BOBBIN WINDING MACHINE,
                              W/NITTOKU CONTROLS, 80 U HR., W/FEEDERS

 452      839                 (1997) LG ELECTRONICS NARAC CUSTOM                   $40,000.00    $50,000.00      $65,000.00
                              DESIGNED BOBBIN WINDING MACHINE,
                              W/NITTOKU CONTROLS, W/FEEDERS

 453      840                 (1997) LG ELECTRONICS NARAC CUSTOM                   $40,000.00    $50,000.00      $65,000.00
                              DESIGNED BOBBIN WINDING MACHINE,
                              W/NITTOKU CONTROLS, W/FEEDERS

 454      841                 (1997) LG ELECTRONICS NARAC CUSTOM                   $40,000.00    $50,000.00      $65,000.00
                              DESIGNED BOBBIN WINDING MACHINE,
                              W/NITTOKU CONTROLS, W/FEEDERS

 455      842                 (1997) LG ELECTRONICS NARAC CUSTOM                   $40,000.00    $50,000.00      $65,000.00
                              DESIGNED BOBBIN WINDING MACHINE,
                              W/NITTOKU CONTROLS, W/FEEDERS
---------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                          $212,000.00   $266,250.00     $345,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                      DESCRIPTION                                  FLV            FMV            FMIPV
------------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  456          843            (1997) LG ELECTRONICS NARAC CUSTOM                     $40,000.00    $50,000.00      $65,000.00
                              DESIGNED BOBBIN WINDING MACHINE,
                              W/NITTOKU CONTROLS, W/FEEDERS

  457          844            (1997) LG ELECTRONICS NARAC CUSTOM                     $40,000.00    $50,000.00      $65,000.00
                              DESIGNED BOBBIN WINDING MACHINE,
                              W/NITTOKU CONTROLS, W/FEEDERS

  458          845            (1997) LG ELECTRONICS NARAC CUSTOM                     $40,000.00    $50,000.00      $65,000.00
                              DESIGNED BOBBIN WINDING MACHINE,
                              W/NITTOKU CONTROLS, W/FEEDERS
                              S/N 70101-436

------------------------------------------------------------------------------------------------------------------------------------
MAINTENANCE CAGE
------------------------------------------------------------------------------------------------------------------------------------
  459                         MISCELLANEOUS EQUIPMENT INCLUDING BUT                   $4,500.00     $5,500.00       $6,500.00
                              NOT LIMITED TO: OSCILLOSCOPES, SOLDERING
                              GUNS, TOOLING, MULTIMETERS, VOLTMETERS,
                              HEAT GUNS, POWER SUPPLIES, DRILL PRESSES,
                              WORK BENCHES, BENCH VISES, SLAUTERBACK
                              GLUE DISPENSERS, METAL DESKS, ARBOR
                              PRESS, MICROSCOPES, OVENS

------------------------------------------------------------------------------------------------------------------------------------
MATERIAL CAGE
------------------------------------------------------------------------------------------------------------------------------------
  460                         METAL SHELVING, PARTS BINS, SUPPLIES,                  $5,000.00      $6,000.00       $7,000.00
                              PERSONAL COMPUTER, CUTTERS, TOOLS, METAL
                              LOCKERS, HAND TRUCK

  461          846            HARIG SURFACE GRINDER, W/6"X 12"                       $2,000.00      $2,500.00       $3,000.00
                              PERMANENT MAGNETIC CHUCK

------------------------------------------------------------------------------------------------------------------------------------
SWEEPS TEMPERATURE CONTROL
------------------------------------------------------------------------------------------------------------------------------------
  462          847            THERMOTRON INDUSTRIAL OVEN                             $1,000.00      $1,250.00       $1,500.00

  463          848            THERMOTRON INDUSTRIAL OVEN                             $1,000.00      $1,250.00       $1,500.00

  464          849            BLUE M INDUSTRIAL OVEN                                   $750.00      $1,000.00       $1,250.00

------------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                           $134,250.00    $167,500.00     $215,750.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------
 ITEM #   ID#            DESCRIPTION                                  FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------
SWEEPS TEMPERATURE CONTROL (CONT'D)
----------------------------------------------------------------------------------------------------------------
  465     850       BLUE M INDUSTRIAL OVEN                               $750.00      $1,000.00       $1,250.00

  466     851       WEBER MODEL #4010 INDUSTRIAL OVEN                  $2,000.00      $3,000.00      $10,000.00
                    W/CONTROL PANEL

  467     852       WEBER MODEL #4010 INDUSTRIAL OVEN                  $2,000.00      $3,000.00      $10,000.00
                    W/CONTROL PANEL

  468     853       WEBER MODEL #4010 INDUSTRIAL OVEN                  $2,000.00      $3,000.00      $10,000.00
                    W/CONTROL PANEL

  469     854       WEBER MODEL #4010 INDUSTRIAL OVEN                  $2,000.00      $3,000.00      $10,000.00
                    W/CONTROL PANEL

  470               MISCELLANEOUS SUPPORT EQUIPMENT                   $1,0000.00      $1,500.00       $2,000.00
                    INCLUDING BUT NOT LIMITED TO: STRESS
                    TESTER, RESISTANCE EQUIPMENT, HIPOT
                    TESTER, LCR METER

----------------------------------------------------------------------------------------------------------------
OFFICE AREA 2ND FLOOR
----------------------------------------------------------------------------------------------------------------
  471               WOODEN & METAL DESKS, BOOKCASES, FILING            $1,500.00      $2,000.00       $2,500.00
                    CABINETS, FORMICA TOP TABLES, PERSONAL
                    COMPUTERS, MONITORS, PRINTERS

----------------------------------------------------------------------------------------------------------------
WAREHOUSE
----------------------------------------------------------------------------------------------------------------
  472               MISCELLANEOUS EQUIPMENT INCLUDING BUT              $8,000.00     $10,000.00      $12,500.00
                    NOT LIMITED TO: STEEL CAGE, PALLET JACKS,
                    HAND TRUCKS, PORTABLE STAIRCASE, (64)
                    SECTIONS MEDIUM DUTY PALLET RACKING,
                    HEAVY DUTY STAPLING MACHINES, WORK
                    BENCHES, OFFICE FURNITURE INCLUDING:
                    METAL DESKS, PERSONAL COMPUTERS,
                    MONITORS, PRINTERS, DIGITAL SCALE, PORTABLE
                    GANTRY W/CHAIN HOIST, FORKLIFTS, (SCRAP
                    CONDITION)

----------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                        $19,250.00     $26,500.00      $58,250.00
----------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------
ITEM#   1D#              DESCRIPTION                             FLV           FMV         FMIPV
----------------------------------------------------------------------------------------------------------
WAREHOUSE (CONT'D)
----------------------------------------------------------------------------------------------------------
  473  855  TOYOTA ELECTRIC FORKLIFT                             $2,000.00    $2,250.00      $2,500.00

  474  856  TOYOTA ELECTRIC FORKLIFT, 5994 HOURS                 $2,000.00    $2,250.00      $2,500.00

----------------------------------------------------------------------------------------------------------
OFFICE AREA/FINANCE
----------------------------------------------------------------------------------------------------------
  475       EXECUTIVE OFFICE FURNITURE, MATCHING                 $7,000.00    $9,000.00     $11,000.00
            CONFERENCE ROOM CIRCULAR TABLE,
            MATCHING CLOTH SIDE CHAIRS, METALS DESKS,
            SWIVEL CHAIRS, WOODEN BOOKCASE, 8'
            CONFERENCE TABLE, W/(8) MATCHING VINYL
            SWIVEL CHAIRS, (4) CLOTH SIDE CHAIRS, MARKER
            BOARD, COAT RACK, APPROXIMATELY (5)
            PERSONAL COMPUTERS, MONITORS, PRINTERS,
            FAX MACHINE, INCLUDING RECEPTION AREA
            COUCHES, RECEPTIONIST DESK, MATCHING SIDE
            CHAIRS

----------------------------------------------------------------------------------------------------------
LABOR RELATIONS OFFICE
----------------------------------------------------------------------------------------------------------
  476       METAL DESKS, SWIVEL CHAIRS, VERTICAL METAL           $4,000.00    $5,000.00     $6,000.000
            FILING CABINETS, WOODEN CABINETS,
            APPROXIMATELY (5) PERSONAL COMPUTERS,
            PRINTERS, COLOR MONITORS, FORMICA TOP
            TABLES, MEDICAL SUPPLIES

----------------------------------------------------------------------------------------------------------
OUTSIDE
----------------------------------------------------------------------------------------------------------
  477  433  SULLAIR ROTARY SCREW PACKAGE AIR                    $10,000.00   $13,500.00     $18,000.00
            COMPRESSORS, MODEL#20-100 S/N 003-643

  478  434  SULLAIR ROTARY SCREW PACKAGE AIR                    $10,000.00   $13,500.00     $18,000.00
            COMPRESSORS, MODEL #20-100F, S/N 003-74954

  479  435  SULLAIR ROTARY SCREW PACKAGE AIR                    $10,000.00   $13,500.00     $18,000.00
            COMPRESSORS, MODEL #20-100F, S/N 003-74753,
            PROP #16623

----------------------------------------------------------------------------------------------------------
            PAGE TOTAL                                          $45,000.00   $59,000.00     $76,000.00
----------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------
 ITEM#    ID#        DESCRIPTION                                FLV              FMV              FMIPV
----------------------------------------------------------------------------------------------------------------
 OUTSIDE (CONT'D)
----------------------------------------------------------------------------------------------------------------
   480    436   SULLAIR ROTARY SCREW PACKAGE AIR                $   12,500.00    $   16,000.00    $   20,000.00
                COMPRESSORS, MODEL #20-100F, S/N 003-140107,
                PROP #16623

   481    439   KOHLER GENSET FAST RESPONSE POWER               $   15,000.00    $   19,000.00    $   23,500.00
                GENERATOR SYSTEM 100 KW, W/AUTOMATIC
                BATTERY CHARGER, ASSOCIATED EQUIPMENT

   482          MISCELLANEOUS SUPPORT EQUIPMENT LOCATED         $    4,000.00    $    5,500.00    $    7,000.00
                OUTSIDE INCLUDING: CONCRETE MIXER,
                CONTROL CONSOLES, BENDING BRAKE,
                CRIMPER, STORAGE SHELVES, SURFACE
                GRINDER, LIFT UNIT, FILE CABINETS, SHARE,
                PRESSES

----------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                      $   31,500.00    $   40,500.00    $   50,500.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                GRAND TOTAL PLANT #13                           $1,893,000.00    $2,532,550.00    $3,476,850.00
----------------------------------------------------------------------------------------------------------------

                                  PLANT #12

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------
 ITEM #     ID#              DESCRIPTION                              FLV               FMV              FMIPV
---------------------------------------------------------------------------------------------------------------------
                              PLANT #12
 COMPONENT ASSEMBLY
---------------------------------------------------------------------------------------------------------------------
 483        001      UNIVERSAL IN-LINE SEQUENCER COMPLETE             $5,000.00         $6,500.00        $8,000.00
                     W/100 STATION FEEDER, ASSOCIATED
                     EQUIPMENT, S/N N/A, B02

 484        002      UNIVERSAL IN-LINE SEQUENCER COMPLETE             $5,000.00         $6,500.00        $8,000.00
                     W/100 STATION FEEDER, ASSOCIATED
                     EQUIPMENT, S/N N/A, B09

 485        007      ID #007 UNIVERSAL IN-LINE SEQUENCER              $6,000.00         $8,000.00        $9,500.00
                     COMPLETE W/120 STATION FEEDER, ASSOCIATED
                     EQUIPMENT, S/N 2596R-21900CEHS-1321, B04

 486        012      ID #012 UNIVERSAL IN-LINE SEQUENCER              $6,000.00         $8,000.00        $9,500.00
                     COMPLETE W/120 STATION FEEDER, ASSOCIATED
                     EQUIPMENT, S/N N/A, B14

 487        006      UNIVERSAL IN-LINE SEQUENCER MODEL               $40,000.00        $46,000.00       $52,500.00
                     SEQUENCE 6, COMPLETE W/80 STATION FEEDER,
                     CONTROL CONSOLE, ASSOCIATED EQUIPMENT,

 488        011      UNIVERSAL IN-LINE SEQUENCER MODEL               $40,000.00        $46,000.00       $52,500.00
                     SEQUENCE 6, COMPLETE W/80 STATION FEEDER,
                     CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                     S/N N/A, B016

 489        003      UNIVERSAL DUAL HEAD DIP INSERTION MACHINE        $3,000.00         $4,000.00        $5,000.00
                     W/ASSOCIATED EQUIPMENT, S/N N/A, JW4

 490        004      UNIVERSAL DUAL HEAD DIP INSERTION MACHINE        $3,000.00         $4,000.00        $5,000.00
                     W/ASSOCIATED EQUIPMENT, S/N N/A, JW3

 491        005      UNIVERSAL DUAL HEAD DIP INSERTION MACHINE        $3,000.00         $4,000.00        $5,000.00
                     W/ASSOCIATED EQUIPMENT, S/N N/A, JW5

 492        013      UNIVERSAL DUAL HEAD DIP INSERTION MACHINE        $3,000.00         $4,000.00        $5,000.00
                     W/ASSOCIATED EQUIPMENT, S/N N/A, JW1

---------------------------------------------------------------------------------------------------------------------
                     PAGE TOTAL                                     $114,000.00       $137,000.00      $160,000.00
---------------------------------------------------------------------------------------------------------------------

                                    Page 61

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
ITEM #     ID#                DESCRIPTION                      FLV                FMV                FMIPV
----------------------------------------------------------------------------------------------------------------------
COMPONENT ASSEMBLY (CONT'D)
----------------------------------------------------------------------------------------------------------------------
  493     010       UNIVERSAL DUAL HEAD INSERTION MACHINE      $  2,250.00        $  3,000.00        $  3,750.00
                    W/ASSOCIATED EQUIPMENT, S/N N/A, G04

  494     015       UNIVERSAL DUAL HEAD DIP INSERTION MACHINE  $  2,750.00        $  3,750.00        $  4,250,00

  495     009       UNIVERSAL DUAL HEAD RIVET INSERTION        $  2,000.00        $  2,500.00        $  3,000.00
                    MACHINE, W/ASSOCIATED EQUIPMENT, Z06

  496     014       UNIVERSAL DUAL HEAD RIVET INSERTION        $  2,000.00        $  2,500.00        $  3,000.00
                    MACHINE, W/ASSOCIATED EQUIPMENT, Z08

  497     008       HI-CNC REPAIR AND REWORK STATION,          $  1,500.00        $  2,000.00        $  2,500.00
                    W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    S/N N/A

  498     016       UNIVERSAL MULTI-HEAD INSERTION MACHINE,    $ 50,000.00        $ 60,000.00        $ 70,000.00
                    MODEL #JWI-DH3, COMPLETE W/BOARD LOADER &
                    UNLOADER, S/N 6299B06230646224901, PROP
                    #19231, JW6

  499     017       UNIVERSAL MULTI-HEAD INSERTION MACHINE,    $ 50,000.00        $ 60,000.00        $ 70,000.00
                    MODEL #JWI-DH3, COMPLETE W/BOARD LOADER &
                    UNLOADER, S/N 6299B06213646224901, PROP
                    #192312, JW7

  500     018       INGERSOLL & RAND PORTABLE AIR COMPRESSOR   $  1,200.00        $  1,600.00        $  1,900.00
                    2 STAGE, 5 HP

  510     092       INGERSOLL & RAND PORTABLE AIR COMPRESSOR   $  1,200.00        $  1,600.00        $  1,900.00
                    2 STAGE, 5 HP

----------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                 $112,900.00        $136,950.00        $160,300.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
ITEM#      ID#                DESCRIPTION                      FLV              FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------
LINE #4 AREA
----------------------------------------------------------------------------------------------------------------------
502            SMD ASSEMBLY LINE COMPLETE W/THE                $ 10,000.00       $ 17,500.00       $ 28,000.00
               FOLLOWING: BOARD LOADERS, CONVEYORS,
               WORK STATIONS, UNIVERSAL PASS-THROUGHS,
               PERSONAL COMPUTERS, OPTICAL INSPECTION
               STATION, STATIC GUARDS, FOOT CONTROLS,
               DRYER, SOLDER GUNS, TRANSFER UNITS, ETC.

503    019     UNIVERSAL DIP INSERTER SINGLE HEAD,             $  3,000.00       $  3,500.00       $  4,000.00
               W/ASSOCIATED EQUIPMENT, AX10

504    020     UNIVERSAL DIP INSERTER SINGLE HEAD,             $  3,000.00       $  3,500.00       $  4,000.00
               W/ASSOCIATED EQUIPMENT, AX14

505    021     UNIVERSAL DIP INSERTER SINGLE HEAD,             $  3,000.00       $  3,500.00       $  4,000.00
               W/ASSOCIATED EQUIPMENT, AX2

506    022     UNIVERSAL DIP INSERTER SINGLE HEAD,             $  3,000.00       $  3,500.00       $  4,000.00
               W/ASSOCIATED EQUIPMENT, AX5

507    023     TDK AVISERT, MODEL VC-5280R, W/CONTROLS,        $ 40,000.00       $ 50,000.00       $ 60,000.00
               OPTICS, 40 STATION FEEDER, LIGHT CURTAIN,
               ASSOCIATED EQUIPMENT, S/N 8120 (1990)

508    026     TDK AVISERT, MODEL VC-7240R, W/CONTROLS,        $ 65,000.00       $ 80,000.00       $100,000.00
               OPTICS, 40 STATION FEEDER, LIGHT CURTAIN,
               ASSOCIATED EQUIPMENT, S/N 8120 (1996)

509    025     TDK AVISERT, MODEL VC-7280R, W/CONTROLS,        $ 60,000.00       $ 75,000.00       $ 95,000.00
               OPTICS, 40 STATION FEEDER, LIGHT CURTAIN,
               ASSOCIATED EQUIPMENT, S/N 8120 (1995), TDK 35

510    024     TDK AVISERT, MODEL N/A, W/CONTROLS, OPTICS,     $ 35,000.00       $ 42,500.00       $ 48,000.00
               40 STATION FEEDER, LIGHT CURTAIN, ASSOCIATED
               EQUIPMENT, S/N N/A

511    028     (1996) NITTO CHIP SHOOTER, MODEL #STM-Y II,     $120,000.00       $160,000.00       $200,000.00
               W/NEC PC, CONTROL CONSOLE, ASSOCIATED
               EQUIPMENT, S/N 7960432, PROP #19271

----------------------------------------------------------------------------------------------------------------------
               PAGE TOTAL                                      $342,000.00       $439,000.00       $547,000.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                        FLV            FMV            FMPV
----------------------------------------------------------------------------------------------------------
LINE #4 AREA (CONT'D)
----------------------------------------------------------------------------------------------------------
 512      029       UNITHERM SMR-800 CURE OVEN, VITRONICS,       $45,000.00     $50,000.00     $ 55,000.00
                    W/CONVEYOR, PC, UPS, ASSOCIATED EQUIPMENT

 513      027       NITTO SCREEN PRINT MACHINE, S/N N/A          $10,000.00     $12,500.00     $ 15,000.00

 514      030       CUSTOM WAVE SOLDER MACHINE, W/CONTROL        $ 8,000.00     $12,000.00     $ 17,000.00
                    CONSOLE, CONVEYOR, ASSOCIATED EQUIPMENT

 515      031       CUSTOM BUILT BOARD TEST STATION,             $ 3,000.00     $ 4,000.00     $  5,000.00
                    W/ASSOCIATED EQUIPMENT

 516      032       CUSTOM BUILT BOARD TEST STATION,             $ 3,000.00     $ 4,000.00     $  5,000.00
                    W/ASSOCIATED EQUIPMENT

 517      033       CUSTOM BUILT BOARD TEST STATION,             $ 3,000.00     $ 4,000.00     $  5,000.00
                    W/ASSOCIATED EQUIPMENT

 518      034       CUSTOM BUILT BOARD TEST STATION,             $ 3,000.00     $ 4,000.00     $  5,000.00
                    W/ASSOCIATED EQUIPMENT

 519      035       CUSTOM BUILT BOARD TEST STATION,             $ 3,000.00     $ 4,000.00     $  5,000.00
                    W/ASSOCIATED EQUIPMENT

 520      036       CUSTOM C-FRAME BOARD MOUNTING                $ 1,000.00     $ 1,500.00     $  2,000.00
                    MECHANISM, W/FEEDER, ASSOCIATED
                    EQUIPMENT
----------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                   $79,000.00     $96,000.00     $114,000.00
----------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------
ITEM#     ID#            DESCRIPTION                             FLV            FMV            FMIPV
------------------------------------------------------------------------------------------------------------
LINE# 3
------------------------------------------------------------------------------------------------------------
 521                SMD #3 ASSEMBLY LINE COMPLETE W/THE          $ 10,000.00     $ 17,500.00     $ 28,000.00
                    FOLLOWING: BOARD LOADERS, CONVEYORS,
                    WORK STATIONS, UNIVERSAL PASS THROUGHS
                    PERSONAL COMPUTERS, OPTICAL INSPECTION
                    STATIONS, STATIC GUARDS, FOOT CONTROL
                    DRYER, TRANSFER UNITS, COMPUTYPE REWORK,
                    BOARD FLIPPER, ECT.

 522      037       UNIVERSAL DIP INSERTER SINGLE HEAD,          $  3,000.00     $  3,500.00     $  4,000.00
                    W/ASSOCIATED EQUIPMENT, AX6

 523      038       UNIVERSAL DIP INSERTER SINGLE HEAD,          $  3,000.00     $  3,500.00     $  4,000.00
                    W/ASSOCIATED EQUIPMENT, AX16

 524      039       UNIVERSAL DIP INSERTER SINGLE HEAD,          $  3,000.00     $  3,500.00     $  4,000.00
                    W/ASSOCIATED EQUIPMENT, AX3

 525      040       UNIVERSAL DIP INSERTER SINGLE HEAD,          $  3,000.00     $  3,500.00     $  4,000.00
                    W/ASSOCIATED EQUIPMENT, AX1

 526      044       TDK AVISERT, MODEL #VC-5240R, W/CONTROLS,    $ 25,000.00     $ 32,000.00     $ 35,500.00
                    OPTICS, FEEDER, LIGHT CURTAIN, ASSOCIATED
                    EQUIPMENT, (1988), #15

 527      043       TDK AVISERT, MODEL #VC-7980R, W/CONTROLS,    $ 47,500.00     $ 52,500.00     $ 57,500.00
                    OPTICS, FEEDER, LIGHT CURTAIN, ASSOCIATED
                    EQUIPMENT, (1994), #30

 528      041       TDK AVISERT, MODEL #VC-7980R, W/CONTROLS,    $ 50,000.00     $ 55,000.00     $ 60,000.00
                    OPTICS, FEEDER, LIGHT CURTAIN, ASSOCIATED
                    EQUIPMENT, (1995) #31

 529      042       TDK AVISERT, MODEL #VC-5040R, W/CONTROLS,    $ 15,000.00     $ 18,000.00     $ 22,500.00
                    OPTICS, FEEDER, LIGHT CURTAIN, ASSOCIATED
                    EQUIPMENT, (1986), #13
--------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                   $159,500,00     $189,500.00     $219,500.00
--------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV             FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
LINE #3 (CONT'D)
---------------------------------------------------------------------------------------------------------------------------
 530      046            (1995) NITTO CHIP SHOOTER, MODEL #STM-YII,              $85,000.00     $110,000.00    $140,000.00
                         W/NEC PC CONTROL CONSOLE, S/N 3951129,
                         PROP #19161

 531      047            (1990) NITTO STM CHIP SHOOTER, W/CONTROL                $40,000.00      $47,500.00     $55,000.00
                         CONSOLE, LINE N#8

 532      045            STM NITTO SCREEN PRINTER MACHINE                        $10,000.00      $15,000.00     $20,000.00

 533      048            CUREFLOW CURING OVEN, MODEL #2540-06-03,                $15,000.00      $20,000.00     $25,000.00
                         S/N 50422, PROP #19017

 534      049            CUSTOM DESIGNED WAVE SOLDER MACHINE,                     $8,000.00      $12,000.00     $17,000.00
                         W/CONTROL CONSOLE, CONVEYOR, ASSOCIATED
                         EQUIPMENT

 535      050            CUSTOM DESIGNED PC BOARD TEST UNITS,                     $3,000.00       $4,000.00      $5,000.00
                         W/COMPUTER CONTROL, ASSOCIATED EQUIPMENT

 536      051            CUSTOM DESIGNED PC BOARD TEST UNITS,                     $3,000.00       $4,000.00      $5,000.00
                         W/COMPUTER CONTROL, ASSOCIATED EQUIPMENT

 537      052            CUSTOM DESIGNED PC BOARD TEST UNITS,                     $3,000.00       $4,000.00      $5,000.00
                         W/COMPUTER CONTROL, ASSOCIATED EQUIPMENT

 538      053            CUSTOM DESIGNED PC BOARD TEST UNITS,                     $3,000.00       $4,000.00      $5,000.00
                         W/COMPUTER CONTROL, ASSOCIATED EQUIPMENT

 539      054            CUSTOM C FRAME BOARD MOUNTING                            $1,000.00       $1,500.OO      $2,000.00
                         MECHANISM, W/FEEDER, ASSOCIATED
                         EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $171,000.00     $222,000.00    $279,000.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV             FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
LINE #2
---------------------------------------------------------------------------------------------------------------------------
 540                     SMD ASSEMBLY LINE COMPLETE W/THE                      $10,000.00      $ 17,500.00    $ 28,000.00
                         FOLLOWING: BOARD LOADERS, CONVEYORS,
                         WORK STATIONS, UNIVERSAL PASS-THROUGHS,
                         PERSONAL COMPUTERS, OPTICAL INSPECTION
                         STATIONS, STATIC GUARDS, FOOT CONTROLS
                         DRYERS, SOLDER GUNS, TRANSFER UNITS,
                         COMPUTYPE REWORK UNIT, ECT.

 541      055            UNIVERSAL DIP INSERTER SINGLE HEAD,                   $ 3,000.00      $  3,500.00    $  4,000.00
                         W/ASSOCIATED EQUIPMENT, AX-4

 542      056            UNIVERSAL DIP INSERTER SINGLE HEAD,                   $ 3,000.00      $  3,500.00    $  4,000.00
                         W/ASSOCIATED EQUIPMENT, AX-7

 543      057            UNIVERSAL DIP INSERTER SINGLE HEAD,                   $ 3,000.00      $  3,500.00    $  4,000.00
                         W/ASSOCIATED EQUIPMENT, AX-8

 544      058            UNIVERSAL DIP INSERTER SINGLE HEAD,                   $ 3,000.00      $  3,500.00    $  4,000.00
                         W/ASSOCIATED EQUIPMENT, AX-13

 545      059            TDK AVISERT, MODEL #VC-7080R, W/CONTROL               $50,000.00      $ 60,000.00    $ 70,000.00
                         CONSOLE, OPTICS, FEEDER, LIGHT CURTAIN,
                         ASSOCIATED EQUIPMENT, (1995) #32

 546      060            TDK AVISERT, MODEL #VC-7080R, W/CONTROL               $40,000.00      $ 47,500.00    $ 52,500.00
                         CONSOLE, OPTICS, FEEDER, LIGHT CURTAIN,
                         ASSOCIATED EQUIPMENT, (1994) #29

 547      061            TDK AVISERT, MODEL #VC-5040, W/CONTROL                $12,500.00      $ 16,000.00    $ 21,000.00
                         CONSOLE, OPTICS, FEEDER, LIGHT CURTAIN,
                         ASSOCIATED EQUIPMENT, (1986) TDK10

 548      062            TDK AVISERT, MODEL #VC-7080R, W/CONTROL               $12,500.00      $ 16,000.00    $ 21,000.00
                         CONSOLE, OPTICS, FEEDER, LIGHT CURTAIN,
                         ASSOCIATED EQUIPMENT, (1986), #14

 549      063            NITTO MASKING STATION, W/CONTROL CONSOLE,             $10,000.00      $ 15,000.OO    $ 20,000.00
                         S/N N/A

---------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                            $147,000.00     $186,000.00    $228,500.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV             FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
LINE #2 (CONT'D)
---------------------------------------------------------------------------------------------------------------------------
 550      064            (1996) NITTO CHIP SHOOTER, MODEL #STM-Y II,            $120,000.00     $160,000.00    $200,000.00
                         W/PC, CONTROL CONSOLE, ASSOCIATED
                         EQUIPMENT, S/N 3960433, PROP #19272

 551      065            CUREFLOW CURING OVEN, MODEL #2540-06-03,                $15,000.00      $20,000.00     $25,000.00
                         S/N N/A, PROP # N/A, #24

 552      066            (1997) SENSBERG NITTON AUTOMATIC WAVE                   $70,000.00      $80,000.00     $92,500.00
                         SOLDERING MACHINE, MODEL #LG-400NN,
                         W/NORDSON MAGNETTLIC UNIT

 553      067            CUSTOM BOARD TEST STATION, W/ASSOCIATED                  $1,500.00       $2,250.00      $3,000.00
                         EQUIPMENT

 554      068            CUSTOM BOARD TEST STATION, W/ASSOCIATED                  $1,500.00       $2,250.00      $3,000.00
                         EQUIPMENT

 555      069            CUSTOM BOARD TEST STATION, W/ASSOCIATED                  $3,000.00       $4,000.00      $5,000.00
                         EQUIPMENT, W/TESTERS, MULTIMETER, PST
                         EQUIPMENT

 556      070            CUSTOM BOARD TEST STATION, W/ASSOCIATED                  $3,000.00       $4,000.00      $5,000.00
                         EQUIPMENT, W/TESTERS, MULTIMETER, PST
                         EQUIPMENT

 557      071            CUSTOM BOARD TEST STATION, W/ASSOCIATED                  $3,000.00       $4,000.00      $5,000.00
                         EQUIPMENT, W/TESTERS, MULTIMETER, PST
                         EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $217,000.00     $276,500.00    $338,500.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV             FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
LINE #1
---------------------------------------------------------------------------------------------------------------------------
 558                     SMD #1 ASSEMBLY LINE COMPLETE W/THE                     $10,000.00      $17,500.00     $28,000.00
                         FOLLOWING: COMPONENTS, BOARD LOADERS,
                         UNIVERSAL PASS THROUGHS, OPTICAL
                         INSPECTION STATIONS, STATIC GUARDS, SOLDER
                         GUNS, COMPUTYPE REWORK UNIT, DRYERS,
                         FOOT CONTROL, ASSOCIATED EQUIPMENT

 559      072            (1996) UNIVERSAL MODEL 2 HEAD DIP INSERTER,             $70,000.00      $80,000.00     $90,000.00
                         MODEL #VCD-DH-6, W/BOARD LOADER PC FEEDER

 560      073            UNIVERSAL SINGLE HEAD DIP INSERTER, AX-9                 $3,000.00       $3,500.00      $4,000.00

 561      074            UNIVERSAL SINGLE HEAD DIP INSERTER, AX-15                $3,000.00       $3,500.00      $4,000.00

 562      075            TDK AVISERT MODEL #VC-5280R W/OPTICS, LIGHT             $15,000.00      $22,500.00     $27,000.00
                         CURTAIN, CONTROL, ASSOCIATED EQUIPMENT,
                         (1986), #21

 563      076            TDK AVISERT MODEL #VC-5280R W/OPTICS, LIGHT             $25,000.00      $35,000.00     $45,000.00
                         CURTAIN, CONTROL, ASSOCIATED EQUIPMENT,
                         (1990), #7

 564      078            TDK AVISERT MODEL #VC-7240R W/OPTICS, LIGHT             $65,000.00      $80,000.00    $100,000.00
                         CURTAIN, CONTROL, ASSOCIATED EQUIPMENT,
                         (1996), #34, PROP #19235

 565      077            TDK AVISERT MODEL #VC-7280R W/OPTICS, LIGHT             $65,000.00      $80,000.00    $100,000.00
                         CURTAIN, CONTROL, ASSOCIATED EQUIPMENT,
                         (1996), #33, PROP #19234

 566      079            NITTO SCREEN PRINTING MACHINE, S/N N/A                  $10,000.00      $15,000.00     $20,000.00

 567      080            (1996) NITTO CHIP SHOOTER, MODEL                       $120,000.00     $160,000.00    $200,000.00
                         #STM-Y II, W/PC CONTROL CONSOLE S/N 396043

---------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $386,000.00     $497,000.00    $618,000.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM #   ID #                     DESCRIPTION                                  FLV           FMV           FMIPV
-------------------------------------------------------------------------------------------------------------------------
LINE #1 (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 568      081            UNITHERN SMR-800 CURING OVEN, W/CONVEYOR,              $15,000.00    $20,000.00    $25,000.00
                         CONTROL CONSOLE, VITRONICS

 569      082            (1997) SOL MACH SOLDER MASK MACHINE,                   $55,000.00    $65,000.00    $80,000.00
                         MODEL #DSS-527S, W/MAGNETIC UNIT,
                         CONVEYOR, CONTROL CONSOLE, S/N N/A

 570      083            CUSTOM PC BOARD, TEST STATION,                          $1,500.00     $2,250.00     $3,000.00
                         W/ASSOCIATED EQUIPMENT

 571      084            CUSTOM PC BOARD, TEST STATION,                          $1,500.00     $2,250.00     $3,000.00
                         W/ASSOCIATED EQUIPMENT

 572      085            CUSTOM PC BOARD, TEST STATION,                          $3,000.00     $4,000.00     $5,000.00
                         W/ASSOCIATED EQUIPMENT, COMPUTER
                         CONTROL, I TESTER, MULTIMETER

 573      086            CUSTOM PC BOARD, TEST STATION,                          $3,000.00     $4,000.00     $5,000.00
                         W/ASSOCIATED EQUIPMENT, COMPUTER
                         CONTROL, I TESTER, MULTIMETER

 574      087            CUSTOM PC BOARD, TEST STATION,                          $3,000.00     $4,000.00     $5,000.00
                         W/ASSOCIATED EQUIPMENT, COMPUTER
                         CONTROL, I TESTER, MULTIMETER

 575      088            L 1 FINAL CHASSIS ASSEMBLY LINE COMPLETE               $30,000.00    $45,000.00    $80,000.00
                         W/THE FOLLOWING: LIVE ROLLER CONVEYOR
                         SYSTEM, TAPE DISPENSER, CASE SEALER,
                         PALLETIZER, CONTROL CONSOLES, STACKER,
                         BELT CONVEYOR, OSCILLOSCOPE, HEAT RUN,
                         ASSEMBLY CARTS, QA CONTROL PANELS,
                         (6) INSPECTION STATIONS, JIB FRAME HOIST,
                         LIFE TESTER, RAPID TURN OVER UNITS,
                         PNEUMATIC HAND TOOLS, CR4 LIFT MECHANISM,
                         ASSOCIATED EQUIPMENT

-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                            $112,000.00   $146,500.00   $206,000.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                   DESCRIPTION                                         FLV           FMV             FMIPV
---------------------------------------------------------------------------------------------------------------------------------
LINE #1(CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
 576       089       L 2 FINAL CHASSIS ASSEMBLY LINE COMPLETE                       $30,000.00   $45,000.00       $80,000.00
                     W/THE FOLLOWING: LIVE ROLLER CONVEYOR
                     SYSTEM, TAPE DISPENSER, CASE SEALER,
                     PALLETIZER, CONTROL CONSOLES, STACKER,
                     BELT CONVEYOR, OSCILLOSCOPE, HEAT RUN,
                     ASSEMBLY CARTS, QA CONTROL PANELS,
                     (6) INSPECTION STATIONS, JIB FRAME HOIST,
                     LIFE TESTER, RAPID TURN OVER UNITS,
                     PNEUMATIC HAND TOOLS, CR4 LIFT MECHANISM,
                     ASSOCIATED EQUIPMENT

 577    090          L 3 FINAL CHASSIS ASSEMBLY LINE COMPLETE                       $30,000.00   $45,000.00       $80,000.00
                     W/THE FOLLOWING: LIVE ROLLER CONVEYOR
                     SYSTEM, TAPE DISPENSER, CASE SEALER,
                     PALLETIZER, CONTROL CONSOLES, STACKER,
                     BELT CONVEYOR, OSCILLOSCOPE, HEAT RUN,
                     ASSEMBLY CARTS, QA CONTROL PANELS,
                     (6) INSPECTION STATIONS, JIB FRAME HOIST,
                     LIFE TESTER, RAPID TURN OVER UNITS,
                     PNEUMATIC HAND TOOLS, CR4 LIFT MECHANISM,
                     ASSOCIATED EQUIPMENT

578    091           L 4 FINAL CHASSIS ASSEMBLY LINE COMPLETE                       $30,000.00   $45,000.00       $80,000.00
                     W/THE FOLLOWING: LIVE ROLLER CONVEYOR
                     SYSTEM, TAPE DISPENSER, CASE SEALER,
                     PALLETIZER, CONTROL CONSOLES, STACKER,
                     BELT CONVEYOR, OSCILLOSCOPE, HEAT RUN,
                     ASSEMBLY CARTS, QA CONTROL PANELS,
                     (6) INSPECTION STATIONS, JIB FRAME HOIST,
                     LIFE TESTER, RAPID TURN OVER UNITS,
                     PNEUMATIC HAND TOOLS, CR4 LIFT MECHANISM,
                     ASSOCIATED EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------------
                     PAGE TOTAL                                                 $90,000.00      $135,000.00      $240,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                   DESCRIPTION                                         FLV           FMV             FMIPV
---------------------------------------------------------------------------------------------------------------------------------
LINE #5 & #6
---------------------------------------------------------------------------------------------------------------------------------
579       093       UNIVERSAL DUAL HEAD DIP INSERTER,                               $5,000.00     $6,000.00       $7,000.00
                    W/ASSOCIATED EQUIPMENT, JWD

580       094       UNIVERSAL DUAL HEAD DIP INSERTER,                               $3,500.00     $4,500.00       $5,500.00
                    W/ASSOCIATED EQUIPMENT, A05

581       095       UNIVERSAL DUAL HEAD DIP INSERTER,                               $3,500.00     $4,500.00       $5,500.00
                    W/ASSOCIATED EQUIPMENT, A06

582       096       UNIVERSAL DUAL HEAD DIP INSERTER,                               $3,500.00     $4,500.00       $5,500.00
                    W/ASSOCIATED EQUIPMENT, C14

583       097       UNIVERSAL DUAL HEAD DIP INSERTER,                               $3,500.00     $4,500.00       $5,500.00
                    W/ASSOCIATED EQUIPMENT, C15

584       134       UNIVERSAL DUAL HEAD DIP INSERTER,                               $3,500.00     $4,500.00       $5,500.00
                    W/ASSOCIATED EQUIPMENT, G03

585       135       UNIVERSAL DUAL HEAD RIVET INSERTER,                             $3,500.00     $4,500.00       $5,500.00
                    W/ASSOCIATED EQUIPMENT, G03

586       098       TDK AVISERT, MODEL #VC-5280R, W/LIGHT                          $22,500.00    $27,500.00      $35,000.00
                    CURTAIN, OPTICS, FEEDER, ASSOCIATED
                    EQUIPMENT, PROP #17309, #18, (1989)

587       099       TDK AVISERT, MODEL #VC-5280R, W/LIGHT                          $30,000.00    $35,000.00      $45,000.00
                    CURTAIN, OPTICS, FEEDER, ASSOCIATED
                    EQUIPMENT, PROP #N/A, #19, (1990)

588       100       TDK AVISERT, MODEL #VC-7280R, W/LIGHT                          $75,000.00   $100,000.00     $135,000.00
                    CURTAIN, OPTICS, FEEDER, ASSOCIATED
                    EQUIPMENT, PROP #19246, #37, (1996)

589       114       TDK AVISERT, MODEL #VC-7280R, W/LIGHT                          $75,000.00   $100,000.00     $135,000.00
                    CURTAIN, OPTICS, FEEDER, ASSOCIATED
                    EQUIPMENT, PROP #19241, #38, (1996)

---------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                    $228,500.00   $295,500.00     $390,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV             FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
LINES #5 & #6 (CONT'D)
---------------------------------------------------------------------------------------------------------------------------
 590      115            TDK AVISERT, MODEL #VC-5240R, W/LIGHT                   $27,500.00      $32,500.00     $43,000.00
                         CURTAIN, OPTICS, FEEDER, ASSOCIATED
                         EQUIPMENT, PROP #N/A, (1990)

 591      116            TDK AVISERT, MODEL #VC-7280R, W/LIGHT                   $75,000.00     $100,000.00    $135,000.00
                         CURTAIN, OPTICS, FEEDER, ASSOCIATED
                         EQUIPMENT, PROP #19242, (1996) #39

 592      117            TDK AVISERT, MODEL #VC-5280R, W/LIGHT                   $25,000.00      $32,000.00     $40,000.00
                         CURTAIN, OPTICS, FEEDER, ASSOCIATED
                         EQUIPMENT, PROP #19242, (1989), #16

 593      138            TDK CIRCUIT INSERTER, MODEL #4H-YL-1, TDK-5,             $6,000.00       $8,500.00     $12,000.00
                         W/AVISERT, VC-4H FEEDER, 2 AXIS DRO,
                         ASSOCIATED EQUIPMENT, S/N N/A (1983)

 594      139            TDK CIRCUIT INSERTER, MODEL #4H-YL-1, TDK-6,             $6,000.00       $8,500.00     $12,000.00
                         W/AVISERT, VC-4H FEEDER, 2 AXIS DRO,
                         ASSOCIATED EQUIPMENT, S/N N/A (1983)

 595      140            TDK CIRCUIT INSERTER, MODEL #4H-YL-1, TDK-6,             $6,000.00       $8,500.00     $12,000.00
                         W/AVISERT, VC-4H FEEDER, 2 AXIS DRO,
                         ASSOCIATED EQUIPMENT, S/N N/A (1983)

 596      101            NITTO SCREEN PRINTING MACHINE,                          $10,000.00      $12,500.00     $15,000.00
                         W/ASSOCIATED EQUIPMENT, S/N N/A

 597      118            NITTO SCREEN PRINTING MACHINE,                           $8,000.00      $10,000.00     $12,000.00
                         W/ASSOCIATED EQUIPMENT, S/N N/A

 598      141            NITTO SCREEN PRINTING MACHINE,                           $8,000.00      $10,000.00     $12,000.00
                         W/ASSOCIATED EQUIPMENT, S/N N/A

 599      102            NITTO CHIP SHOOTER, MODEL #STM-YII, W/PC               $125,000.00     $160,000.00    $200,000.00
                         CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                         S/N 39406153

---------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $296,500.00     $382,500.00    $493,000.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                     FLV               FMV                 FMIPV
----------------------------------------------------------------------------------------------------------------------
LINE#5 & #6 (CONT'D)
----------------------------------------------------------------------------------------------------------------------
 600      119       NITTO CHIP SHOOTER, MODEL #STM-YII, W/PC       $125,000.00       $160,000.00         $200,000.00
                    CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    S/N 3960943, (1996)

 601      120       NITTO CHIP SHOOTER, MODEL #STM-YII, W/PC       $125,000.00       $160,000.00         $200,000.00
                    CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    S/N 3961146, PROP #19399, (1996)

 602      142       NITTO CHIP SHOOTER, MODEL #STM-YII, W/PC       $125,000.00       $160,000.00         $200,000.00
                    CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    S/N 39406151, PROP #19399, (1994)

 603      103       VITRONICS CURING OVEN, W/PC CONTROLLER,         $50,000.00        $60,000.00          $70,000.00
                    VENTILATION UNIT, CONVEYOR, ASSOCIATED
                    EQUIPMENT

 604      104       (1997) SENSBEY WAVE SOLDER MACHINE, MODEL       $65,000.00        $72,500.00          $80,000.00
                    #L-G-400NN, W/CONTROL CONSOLE, MAGNAHELIC
                    UNIT, CONVEYOR, S/N 972093

 605      122       (1997) SENSBEY WAVE SOLDER MACHINE, MODEL       $65,000.00        $72,500.00          $80,000.00
                    #L-G-400NN, W/CONTROL CONSOLE, MAGNAHELIC
                    UNIT, CONVEYOR, S/N 972094

 606      121       CUREFLOW CURING OVEN, MODEL N/A,                $30,000.00        $35,000.00          $40,000.00
                    W/CONVEYOR, CONTROLS, ASSOCIATED
                    EQUIPMENT, S/N 52602, PROP #19203, #26

 607      143       CUREFLOW CURING OVEN, MODEL N/A,                $10,000.00        $12,000.00          $14,000.00
                    W/CONVEYOR, CONTROLS, ASSOCIATED
                    EQUIPMENT, S/N 33116, PROP #19021, #N/A

 608      123       SOLMACH 2 DECK COOLING CONVEYOR SYSTEM,          $5,000.00         $6,000.00           $7,000.00
                    W/FANS, CONVEYOR, ASSOCIATED EQUIPMENT

 609      105       CUSTOM PRINTED CIRCUIT BOARD TEST                $2,500.00         $3,250.00           $4,000.00
                    STATION, W/ASSOCIATED EQUIPMENT

----------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                     $602,500.00       $741,250.00         $895,000.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------
LINES #5 & #6 (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 610      106            CUSTOM PRINTED CIRCUIT BOARD TEST                       $2,500.00      $3,250.00      $4,000.00
                         STATION, W/ASSOCIATED EQUIPMENT

 611      124            CUSTOM PRINTED CIRCUIT BOARD TEST                       $2,500.00      $3,250.00      $4,000.00
                         STATION, W/ASSOCIATED EQUIPMENT

 612      125            CUSTOM PRINTED CIRCUIT BOARD TEST                       $2,500.00      $3,250.00      $4,000.00
                         STATION, W/ASSOCIATED EQUIPMENT

 613      107            CUSTOM PRINTED CIRCUIT BOARD TEST                       $3,500.00      $4,500.00      $5,500.00
                         STATION, W/COMPUTER MONITOR, ELECTRONIC
                         COMPONENT TEST

 614      108            CUSTOM PRINTED CIRCUIT BOARD TEST                       $3,500.00      $4,500.00      $5,500.00
                         STATION, W/COMPUTER MONITOR, ELECTRONIC
                         COMPONENT TEST

 615      109            CUSTOM PRINTED CIRCUIT BOARD TEST                       $3,500.00      $4,500.00      $5,500.00
                         STATION, W/COMPUTER MONITOR, ELECTRONIC
                         COMPONENT TEST

 616      126            CUSTOM PRINTED CIRCUIT BOARD TEST                       $3,500.00      $4,500.00      $5,500.00
                         STATION, W/COMPUTER MONITOR, ELECTRONIC
                         COMPONENT TEST

 617      127            CUSTOM PRINTED CIRCUIT BOARD TEST                       $3,500.00      $4,500.00      $5,500.00
                         STATION, W/COMPUTER MONITOR, ELECTRONIC
                         COMPONENT TEST

 618      128            CUSTOM PRINTED CIRCUIT BOARD TEST                       $3,500.00      $4,500.00      $5,500.00
                         STATION, W/COMPUTER MONITOR, ELECTRONIC
                         COMPONENT TEST

 619      129            CUSTOM BUILT PC BOARD MOUNTING STATION                  $1,000.00      $1,500.00      $2,000.00

-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $29,500.00     $38,250.00     $47,000.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------
LINE #5 & #6 (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 620      131            L-5 CHASSIS ASSEMBLY LINE COMPLETE W/THE               $15,000.00     $27,500.00     $50,000.00
                         FOLLOWING: COMPONENTS, CARRIERS,
                         ASSEMBLY BENCHES, SHUTTLE CONVEYOR,
                         SOLDER GUNS, STATIC GUARDS, STOOLS, FOOT
                         CONTROLS, PNEUMATIC HAND TOOLS, GLUE
                         DISPENSER, FIXTURES, BOARD FLIPPERS,
                         ASSOCIATED EQUIPMENT

 621      130            L-6 CHASSIS ASSEMBLY LINE COMPLETE W/THE               $15,000.00     $27,500.00     $50,000.00
                         FOLLOWING: COMPONENTS, CARRIERS,
                         ASSEMBLY BENCHES, SHUTTLE CONVEYOR,
                         SOLDER GUNS, STATIC GUARDS, STOOLS, FOOT
                         CONTROLS, PNEUMATIC HAND TOOLS, GLUE
                         DISPENSER, FIXTURES, BOARD FLIPPERS,
                         ASSOCIATED EQUIPMENT

 622      110            UNIVERSAL MULTI-HEAD AXIAL INSERTER, MODEL             $60,000.00     $70,000.00     $80,000.00
                         #JWI-DH3, W/SHUTTLE FEED & EXIT, PC, S/N
                         46224902, PROD #19516

 623      112            UNIVERSAL MULTI-HEAD AXIAL INSERTER, MODEL             $60,000.00     $70,000.00     $80,000.00
                         #JWI-DH3, W/SHUTTLE FEED & EXIT, PC, S/N
                         46224902, PROD #19514, (1997)

 624      111            UNIVERSAL MULTI-HEAD AXIAL INSERTER, MODEL             $57,500.00     $65,000.00     $75,000.00
                         #VCD-DHG, W/SHUTTLE FEED & EXIT, PC, S/N
                         21401, PROD #19245, (1996)

 625      113            UNIVERSAL MULTI-HEAD AXIAL INSERTER, MODEL             $57,500.00     $65,000.00     $75,000.00
                         #VCD-DHG, W/SHUTTLE FEED & EXIT, PC, S/N
                         21401, PROD #19238, (1996)

 626      136            UNIVERSAL MULTI-HEAD AXIAL INSERTER, MODEL             $57,500.00     $65,000.00     $75,000.00
                         #VCD-DHG, W/SHUTTLE FEED & EXIT, PC, S/N
                         21401, PROD #19237, (1996)

-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                            $322,500.00    $390,000.00    $485,000.00
-------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                        FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
LINE #5 & #6 (CONT'D)
---------------------------------------------------------------------------------------------------------------------------
  627     137  UNIVERSAL MULTI-HEAD AXIAL INSERTER, MODEL             $57,500.00     $65,000.00     $75,000.00
               #VCD-DHG, W/SHUTTLE FEED & EXIT, PC, S/N
               21401, PROD #19243, (1996)

  628     133  M1 MODULE ASSEMBLY COMPLETE W/THE                       $7,500.00     $12,000.00     $25,000.00
               FOLLOWING COMPONENTS: BELT CONVEYOR,
               WORK BENCHES, PNEUMATIC HAND TOOLS,
               LABEL PRINTER, SHUTTLES, REWORK STATION,
               TEST, ASSOCIATED EQUIPMENT

  629     144  ULTRAPAK ELECTROVERT WAVE SOLDER                        $5,000.00      $7,000.00      $9,500.00
               MACHINE, W/WAVE DYNAMICS, CONTROL
               CONSOLE

  630     145  CUSTOM BUILT ICT #1 LMI, TEST BENCH                     $2,750.00      $3,250.00      $4,000.00
               W/FIXTURE, CONTROL CONSOLE, ASSOCIATED
               EQUIPMENT

  631     146  CUSTOM BUILT ICT #1 LMI, TEST BENCH                     $2,750.00      $3,250.00      $4,000.00
               W/FIXTURE, CONTROL CONSOLE, ASSOCIATED
               EQUIPMENT

  632     148  CUSTOM BUILT ICT #1 LMI, TEST BENCH                     $2,000.00      $2,500.00      $3,000.00
               W/FIXTURE, CONTROL CONSOLE, ASSOCIATED
               EQUIPMENT

  633     149  CUSTOM BUILT ICT #1 LMI, TEST BENCH                     $2,750.00      $3,250.00      $4,000.00
               W/FIXTURE, CONTROL CONSOLE, ASSOCIATED
               EQUIPMENT

  634     150  CUSTOM BUILT ICT #1 LMI, TEST BENCH                     $3,000.00      $4,000.00      $5,000.00
               W/FIXTURE, CONTROL CONSOLE, ASSOCIATED
               EQUIPMENT, W/LEADER SCOPE, POWER

  635     147  NEFF 4 PORT CUSTOM COATING PRESS, 4.7 TONS,             $3,000.00      $3,500.00      $4,000.00
               W/HAND ACTIVATION, ASSOCIATED EQUIPMENT,
               S/N 10176, (1995)
---------------------------------------------------------------------------------------------------------------------------
               PAGE TOTAL                                             $86,250.00    $103,750.00    $133,500.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM#    ID#                        DESCRIPTION                                     FLV            FMV           FMIPV
---------------------------------------------------------------------------------------------------------------------------
LINE #5 & #6 (CONT'D)
----------------------------------------------------------------------------------------------------------------------------
 636       168           NEFF 4 POST CUSTOM COATING PRESS, 4.7 TONS,                 $3,000.00      $3,500.00     $4,000.00
                         W/HAND ACTIVATION, ASSOCIATED EQUIPMENT,
                         S/N 10414, (1996)

 637       171           NEFF 4 POST CUSTOM COATING PRESS, 3.61                      $2,500.00      $3,000.00     $3,500.00
                         TONS, W/HAND ACTIVATION, ASSOCIATED
                         EQUIPMENT, S/N 10407, (1996)

 638       172           NEFF 4 POST CUSTOM COATING PRESS, 3.61                      $2,500.00      $3,000.00     $3,500.00
                         TONS, W/HAND ACTIVATION, ASSOCIATED
                         EQUIPMENT, S/N 10408, (1996)

 639       173           NEFF 4 POST CUSTOM COATING PRESS, 3.61                      $2,500.00      $3,000.00     $3,500.00
                         TONS, W/HAND ACTIVATION, ASSOCIATED
                         EQUIPMENT, S/N 10501, (1996)

 640       174           NEFF 4 POST CUSTOM COATING PRESS, 3.61                      $2,500.00      $3,000.00     $3,500.00
                         TONS, W/HAND ACTIVATION, ASSOCIATED
                         EQUIPMENT, S/N 10406, (1996)

 641       187           NEFF 4 POST CUSTOM COATING PRESS, 3.61                      $2,500.00      $3,000.00     $3,500.00
                         TONS, W/HAND ACTIVATION, ASSOCIATED
                         EQUIPMENT, S/N 10405

 642                     LINE M-2 MODULE GC ASSEMBLY LINE COMPLETE                  $30,000.00     $45,000.00    $60,000.00
                         W/THE FOLLOWING COMPONENTS: SHUTTLE
                         CONVEYOR SYSTEM, (7) TEST BENCHES,
                         STORAGE CONTAINER, POWER SUPPLIES,
                         OSCILLOSCOPE, DRYING CONVEYOR, ASSEMBLY
                         BENCHES, METRO SHELVES, LIFT MECHANISMS,
                         BELT CONVEYORS, WORK FIXTURES,
                         ASSOCIATED EQUIPMENT, (NOT IN SERVICE)

 643       151           ELECTROVERT #9 WAVE SOLDER MACHINE,                         $5,000.00      $6,000.00     $7,500.00
                         ULTRA PAK 445, CONTROL CONSOLE,
                         ASSOCIATED EQUIPMENT (NOT IN SERVICE)

 644       152           CUSTOM WAVE SOLDER MACHINE, W/CONTROL                       $6,000.00      $7,500.00     $9,000.00
                         CONSOLE (NOT IN SERVICE)

----------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                 $56,500.00     $77,000.00    $98,000.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                 DESCRIPTION                                                 FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
LINE #5&#6 (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
 645      153            ASSEMBLY LINE M-3 MODULE, COMPLETE                           $5,500.00          $7,000.00      $9,000.00
                         W/SHUTTLE CONVEYOR, VENTILATION UNITS,
                         BOARD FLIPPERS, ICT #1 LM3 AUTO BOARD
                         CHECKER, TEST FIXTURE, SHIFTER, PNEUMATIC
                         HAND TOOLS, ZEBRA 140 LABELLER

 646      158            ASSEMBLY LINE M-4 MODULE, COMPLETE                           $5,000.00          $6,500.00      $8,500.00
                         W/SHUTTLE CONVEYOR, VENTILATION UNITS,
                         BOARD FLIPPERS, ICT #1 LM3 AUTO BOARD
                         CHECKER, TEST FIXTURE, SHIFTER, PNEUMATIC
                         HAND TOOLS

 647      156            RIGID MODEL #535 PIPE THREADER, W/TOOLING                    $1,500.00          $1,750.00      $2,000.00
                         & EQUIPMENT

 648      154            CUSTOM BUILT SSB VIDEO LM-3 TEST BENCH,                      $1,500.00          $2,000.00      $3,000.00
                         W/BOARD TESTER, DIGITIZER, SIGNAL
                         GENERATOR, DC POWER SUPPLY

 649      155            CUSTOM BUILT SSB AUDIO LM-3 TEST BENCH,                      $1,600.00          $2,100.00      $3,200.00
                         W/BOARD TESTER, DIGITIZER, SIGNAL
                         GENERATOR, DC POWER SUPPLY, ASSOCIATED
                         EQUIPMENT

 650      157            ELECTROVERT WAVE SOLDER MACHINE, MODEL                       $8,000.00         $12,000.00     $16,000.00
                         ULTRAPAK #337, 15/F, W/CONVEYOR

 651      159            ELECTROVERT WAVE SOLDER MACHINE, MODEL                       $8,000.00         $12,000.00     $16,000.00
                         ULTRAPAK #337, 15/F, W/CONVEYOR

 652      192            ELECTROVERT WAVE SOLDER MACHINE, MODEL                      $10,000.00         $14,000.00     $18,000.00
                         ULTRAPAK #337, 15/FA, SYSTEM, W/CONVEYOR

 653      198            ELECTROVERT WAVE SOLDER MACHINE, MODEL                      $10,000.00         $14,000.00     $18,000.00
                         ULTRAPAK #337, 15/FA SYSTEM, W/CONVEYOR

 654      160            LSB REP LM-4 TEST BENCH W/LEADER SCOPE                       $1,250.00          $1,850.00      $2,500.00

---------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                  $52,350.00         $73,200.00     $96,200.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 April 1, 1998

---------------------------------------------------------------------------------------------------------------
ITEM#  ID#        DESCRIPTION                                    FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------
LINE #5 & #6 (CONT'D)
---------------------------------------------------------------------------------------------------------------
 655    161    LSB REP LM-4 TEST BENCH W/LEADER SCOPE            $ 1,250.00     $ 1,850.00     $ 2,500.00

 656    162    ASSEMBLY LINE M-5 & M-6 COMPLETE W/SHUTTLE        $10,000.00     $16,000.00     $24,000.00
               CONVEYORS, STOOLS, WORK BENCHES, BELT
               CONVEYOR, PNEUMATIC PRESS, SOLDER GUNS,
               ARBOR PRESS, RIVETER, (3) CUSTOM VT-2 BOARD
               TEST BENCHES, W/OSCILLOSCOPES,
               VENTILATION UNITS

 657    164    CUSTOM PROLOGIC GZ MODULE, TEST BENCH             $ 2,500.00     $ 3,000.00     $ 3,500.00
               RACK #2, PROP #17595, W/UNIVERSAL SOURCE,
               AUDIO ANALYZER

 658    165    CUSTOM PROLOGIC GZ MODULE, TEST BENCH             $ 2,500.00     $ 3,000.00     $ 3,500.00
               RACK #2, PROP #N/A, W/UNIVERSAL SOURCE,
               AUDIO ANALYZER

 659    166    MICRO STAR SIGHT CUSTOM PROLOGIC GZ               $ 3,000.00     $ 3,500.00     $ 4,000.00
               MODULE, TEST BENCH RACK #2, PROP #N/A,
               W/UNIVERSAL SOURCE, AUDIO ANALYZER

 660    175    MICRO STAR SIGHT CUSTOM PROLOGIC GZ               $ 3,000.00     $ 3,500.00     $ 4,000.00
               MODULE, TEST BENCH RACK #2, PROP #N/A,
               W/UNIVERSAL SOURCE, AUDIO ANALYZER

 661    163    (1997) SOLMACH WAVE SOLDER MACHINE, DUO-          $50,000.00     $55,000.00     $60,000.00
               MAX WAVE, MODEL #SAS600, W/CONTROL
               CONSOLE, ASSOCIATED EQUIPMENT, S/N
               SM971002

 662    170    (1997) SOLMACH WAVE SOLDER MACHINE, DUO-          $50,000.00     $55,000.00     $60,000.00
               MAX WAVE, MODEL #SAS600, W/CONTROL
               CONSOLE, ASSOCIATED EQUIPMENT, S/N
               SM971008

 663    178    (1997) SOLMACH WAVE SOLDER MACHINE, DUO-          $50,000.00     $55,000.00     $60,000.00
               MAX WAVE, MODEL #SAS600, W/CONTROL
               CONSOLE, ASSOCIATED EQUIPMENT, S/N
               SM971004

---------------------------------------------------------------------------------------------------------------
               PAGE TOTAL                                        $172,250.00    $195,850.00    $221,500.00
---------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1,1998

----------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                        FLV            FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------
664       186       (1997) SOLMACH WAVE SOLDER MACHINE, DUO-          $50,000.00     $ 55,000.00      $ 60,000.00
                    MAX WAVE, MODEL #SAS600, W/CONTROL
                    CONSOLE, ASSOCIATED EQUIPMENT, S/N
                    SM971001

665       167       CUSTOM PRO 880 RACK 2, TEST MODULE,               $ 3,000.00     $  3,500.00      $  4,000.00
                    W/LEADER 100 MH, OSCILLOSCOPE, COUNTER,
                    MULTI METER, POWER SOURCE, FIXTURE

666       169       ASSEMBLY LINE M-7 & M-8, COMPLETE                 $ 8,000.00     $ 12,000.00      $ 16,000.00
                    W/SHUTTLE CONVEYORS, ARBOR PRESSES, BELT
                    CONVEYORS, FANS, MULTI METERS, POWER
                    SUPPLIES, DIE LIFT TABLE, SOLDER GUNS, TEST
                    FIXTURES, ASSOCIATED EQUIPMENT

667       177       ASSEMBLY LINE M-9 & M-10, COMPLETE                $ 8,000.00     $ 12,000.00      $ 16,000.00
                    W/SHUTTLE CONVEYORS, ARBOR PRESSES, BELT
                    CONVEYORS, FANS, MULTI METERS, POWER
                    SUPPLIES, DIE LIFT TABLE, SOLDER GUNS, TEST
                    FIXTURES, ASSOCIATED EQUIPMENT

668       185       ASSEMBLY LINE M-11 & M-12, COMPLETE               $ 8,000.00     $ 12,000.00      $ 16,000.00
                    W/SHUTTLE CONVEYORS, ARBOR PRESSES, BELT
                    CONVEYORS, FANS, MULTI METERS, POWER
                    SUPPLIES, DIE LIFT TABLE, SOLDER GUNS, TEST
                    FIXTURES, ASSOCIATED EQUIPMENT, W/CUSTOM
                    TEST BENCH

669       191       ASSEMBLY LINE M-13, COMPLETE W/SHUTTLE            $ 5,000.00     $  7,000.00      $ 10,000.00
                    CONVEYORS, ARBOR PRESSES, BELT
                    CONVEYORS, FANS, MULTI METERS, POWER
                    SUPPLIES, DIE LIFT TABLE, SOLDER GUNS, TEST
                    FIXTURES, ASSOCIATED EQUIPMENT, W/CUSTOM
                    TEST BENCH

----------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                        $82,000.00     $101,500.00      $122,000.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS
                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                                  FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------
LINE #5 & #6 (CONT'D)
----------------------------------------------------------------------------------------------------------------------
670                 ASSEMBLY LINE M-14 & M-15, COMPLETE                    $ 5,000.00     $ 7,000.00     $10,000.00
                    W/SHUTTLE CONVEYORS, ARBOR PRESSES, BELT
                    CONVEYORS, FANS, MULTI METERS, POWER
                    SUPPLIES, DIE LIFT TABLE, SOLDER GUNS, TEST
                    FIXTURES, ASSOCIATED EQUIPMENT, W/CUSTOM
                    TEST BENCH

671       176       CUSTOM ICT #1, LM-8, CUSTOM PCB TEST BENCH,            $ 1000.00      $ 1,500.00     $ 2,000.00
                    W/MONITOR IND. COMPUTER

672       179       CUSTOM ICT #1, LM-8, CUSTOM PCB TEST BENCH,            $ 1,000.00     $ 1,500.00     $ 2,000.00
                    W/MONITOR IND. COMPUTER

673       184       CUSTOM ICT #1, LM-8, CUSTOM PCB TEST BENCH,            $ 1,000.00     $ 1,500.00     $ 2,000.00
                    W/MONITOR IND. COMPUTER

674       190       CUSTOM ICT #1, LM-8, CUSTOM PCB TEST BENCH,            $ 1,000.00     $ 1,500.00     $ 2,000.00
                    W/MONITOR IND. COMPUTER

675       193       CUSTOM ICT #1, LM-13, CUSTOM PCB TEST                  $ 1,000.00     $ 1,500.00     $ 2,000.00
                    BENCH, W/MONITOR IND. COMPUTER

676       194       CUSTOM ICT #1 LM-13, CUSTOM PCB TEST                   $ 1,000.00     $ 1,500.00     $ 2,000.00
                    BENCH, W/MONITOR IND. COMPUTER

677       180       CUSTOM PCB TEST BENCH, COMPLETE                        $ 1,600.00     $ 2,000.00     $ 2,800.00
                    W/DIGITIZER, MULTI METER, PC

678       181       CUSTOM PCB TEST BOARD, COMPLETE                        $ 3,500.00     $ 4,500.00     $ 5,500.00
                    W/DIGITIZER MULTI METER, PC, POWER SUPPLY,
                    LEADER PATTERN GENERATOR, WAVE FORM

679       182       CUSTOM PCB TEST BOARD, COMPLETE                        $ 3,500.00     $ 4,500.00     $ 5,500.00
                    W/DIGITIZER MULTI METER, PC, POWER SUPPLY,
                    LEADER PATTERN GENERATOR, WAVE FORM


----------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                             $19,600.00     $27,000.00     $35,800.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------
 ITEM #     ID #                   DESCRIPTION                             FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------
 LINE #5 & #6 (CONT'D)
-------------------------------------------------------------------------------------------------------------------
  680       183          CUSTOM PCB TEST BOARD, COMPLETE                    $3,500.00     $4,500.00      $5,500.00
                         W/DIGITIZER MULTI METER, PC, POWER SUPPLY,
                         LEADER PATTERN GENERATOR, WAVE FORM


  681       188          CUSTOM PCB TEST FIXTURE, FNC 2 PID, LM-12,         $4,000.00     $5,000.00      $6,000.00
                         W/2 LEADER PATTERN GENERATOR, MULTI
                         METER, DIGITIZER, FIXTURE, PC, DC POWER
                         SUPPLY

  682       189          CUSTOM PCB TEST FIXTURE, FNC 2 PID, LM-12,         $4,000.00     $5,000.00      $6,000.00
                         W/2 LEADER PATTERN GENERATOR, MULTI
                         METER, DIGITIZER, FIXTURE, PC, DC POWER
                         SUPPLY

  683       195          CUSTOM PCB TEST FIXTURE, FUNC. #1, LM-13,          $3,000.00     $3,750.00      $4,500.00
                         W/LEADER PATTERN GENERATOR, SORENSEN
                         DC, POWER SUPPLY, PL MITAC, FIXTURE, PC,
                         ASSOCIATED EQUIPMENT

  684       196          CUSTOM PCB TEST FIXTURE, FUNC. #1, LM-13,          $3,500.00     $4,500.00      $5,500.00
                         W/LEADER PATTERN GENERATOR, SORENSEN
                         DC, POWER SUPPLY, PL MITAC, FIXTURE, PC,
                         ASSOCIATED EQUIPMENT, W/LEADER, 100 MHZ
                         OSCILLOSCOPE, MULTI METER

  685       199          CUSTOM FUNC. #1, LM-14 TEST BENCH,                 $1,000.00     $1,500.00      $2,000.00
                         W/LEADER, 15 MHZ OSCILLOSCOPE, POWER
                         SUPPLY FIXTURE

  686       200          CUSTOM FUNC. #1, LM-14 TEST BENCH,                 $1,000.00     $1,500.00      $2,000.00
                         W/LEADER, 15 MHZ OSCILLOSCOPE, POWER
                         SUPPLY FIXTURE

  687       201          CUSTOM VT2-9-1298, W/100 MHZ OSCILLOSCOPE,         $2,500.00     $3,000.00      $3,500.00
                         LEADER PATTERN GENERATOR, PC, POWER
                         SUPPLY

-------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                        $22,500.00    $28,750.00     $35,000.00
-------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------
 ITEM#    ID#        DESCRIPTION                                FLV              FMV              FMIPV
----------------------------------------------------------------------------------------------------------------
 ACI AREA
----------------------------------------------------------------------------------------------------------------
  688       501   UNIVERSAL SEQUENCER #6 INSERTER, DIGITAL        $65,000.00       $80,000.00       $100,000.00
                  DISPLAYS, COMPUTER CONTROLS, 44 LINES OF
                  INSERTIONS, S/N N/A

  689       502   UNIVERSAL SEQUENCER #6 INSERTER, DIGITAL        $65,000.00       $80,000.00       $100,000.00
                  DISPLAYS, COMPUTER CONTROLS, 44 LINES OF
                  INSERTIONS, S/N N/A

  690       503   UNIVERSAL SEQUENCER #6 INSERTER, DIGITAL        $65,000.00       $80,000.00       $100,000.00
                  DISPLAYS, COMPUTER CONTROLS, 44 LINES OF
                  INSERTIONS, S/N N/A

  691       504   UNIVERSAL SEQUENCER DIGITAL DISPLAY, S/N        $ 7,000.00       $10,000.00       $ 13,000.00
                  2596A-24400-CEHS-1862, 28 LINES OF INSERTION

  692       505   UNIVERSAL SEQUENCER DIGITAL DISPLAY, S/N        $ 7,000.00       $10,000.00       $ 13,000.00
                  2596A-24400-CEHS-2074, 28 LINES OF INSERTION

  693       506   UNIVERSAL SEQUENCER DIGITAL DISPLAY, S/N        $ 7,000.00       $10,000.00       $ 13,000.00
                  2596A-24400-CEHS-2070, 28 LINES OF INSERTION

  694       507   UNIVERSAL SEQUENCER, 28 LINES OF INSERTION,     $ 6,000.00       $ 9,000.00       $ 12,000.00
                  DIGITAL DISPLAYS, S/N 2596R-21900-CEHS-1483

  695       508   UNIVERSAL SEQUENCER, 28 LINES OF INSERTION,     $ 6,000.00       $ 9,000.00       $ 12,000.00
                  DIGITAL DISPLAYS, S/N 2596R-21900-CEHS-1485,

  696       509   UNIVERSAL SEQUENCER, 28 LINES OF INSERTION,     $ 6,000.00       $ 9,000.00       $ 12,000.00
                  DIGITAL DISPLAYS, S/N 2596R-21900-CEHS-1324

  697       510   UNIVERSAL SEQUENCER, 28 LINES OF INSERTION,     $ 6,000.00       $ 9,000.00       $ 12,000.00
                  DIGITAL DISPLAYS, S/N 2595-A-34400-CEHS-1851

  698       511   UNIVERSAL SEQUENCER, 28 LINES OF INSERTION,     $ 6,000.00       $ 9,000.00       $ 12,000.00
                  DIGITAL DISPLAYS, S/N 2596R-21900-CEHS-1323

----------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                     $246,000.00      $315,000.00       $399,000.00
----------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1,1998

----------------------------------------------------------------------------------------------------------------------
ITEM#     ID#            DESCRIPTION                                       FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------
ACL AREA (CONT'D)
----------------------------------------------------------------------------------------------------------------------
  699     512     UNIVERSAL SEQUENCER, 28 LINES OF INSERTION,              $ 6,000.00     $ 9,000.00      $12,000.00
                  DIGITAL DISPLAYS, S/N 2596R-21000-OBHS-1983

  700     513     UNIVERSAL SEQUENCER, 28 LINES OF INSERTION,              $ 6,000.00     $ 9,000.00      $12,000.00
                  DIGITAL DISPLAYS, S/N 2596D-21900-CEHS-1682

  701     514     UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)                   $ 3,000.00     $ 4,000.00      $ 4,750.00
                  MACHINE, S/N 6295-30803801-CDH-1742, SINGLE
                  PHASE, 60 HZ

  702     515     UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)                   $ 3,000.00     $ 4,000.00      $ 4,750.00
                  MACHINE, S/N 6295-30303301C-CDI-1-16, SINGLE
                  PHASE, 60 HZ

  703     516     UNIVERSAL DUAL-IN-LiNE PACKAGING (DIP)                   $ 2,000.00     $ 2,500.00      $ 3,000.00
                  MACHINE, S/N 6295-20680D-CDH-1411, SINGLE
                  PHASE, 60 HZ

  704     517     UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)                   $ 4,000.00     $ 4,500.00      $ 5,000.00
                  MACHINE, S/N 3793-30127900-EI-1004, SINGLE
                  PHASE, 60 HZ

  705     518     UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)                   $ 1,000.00     $ 1,250.00      $ 1,500.00
                  MACHINE, SIN 6284-61249-CC-4229, SINGLE
                  PHASE, 60 HZ

  706     519     UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)                   $   750.00     $ 1,000.00      $ 1,250.00
                  MACHINE, S/N 6187-30127900-EI-1000, SINGLE
                  PHASE, 60 HZ, (4) SCRAP CONDITION

  707     520     UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)                   $ 2,000.00     $ 2,500.00      $ 3,000.00
                  MACHINE, S/N 6295-20680D-CDH-1414, SINGLE
                  PHASE, 60 HZ

  708     521     UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)                   $ 3,000.00     $ 4,000.00      $ 4,750.00
                  MACHINE, S/N 6295-30803301B-CDH-1782, SINGLE
                  PHASE, 60 HZ

----------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                               $30,750.00     $41,750.00      $52,000.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------
 ITEM#    ID#        DESCRIPTION                                FLV              FMV              FMIPV
----------------------------------------------------------------------------------------------------------------
 ACI AREA (CONT'D)
----------------------------------------------------------------------------------------------------------------
709       522   UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)         $  3,000.00      $  4,000.00       $   4,750.00
                MACHINE, S/N 6295-30803301C-CDH-1814, SINGLE
                PHASE, 60 HZ

710       523   UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)         $  3,000.00      $  4,000.00       $   4,750.00
                MACHINE, S/N 6295-30803301-CDH-1697, SINGLE
                PHASE, 60 HZ

711       524   UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)         $  1,500.00      $  2,000.00       $   2,500.00
                MACHINE, S/N 6295-206800-CDH-1405, SINGLE
                PHASE, 60 HZ

712       525   UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)         $  3,000.00      $  4,000.00       $   4,750.00
                MACHINE, S/N 3732-90000190-CDH-1678, SINGLE
                PHASE, 60 HZ

713       526   UNIVERSAL WIRE/GAD INSERTER SINGLE AXIS,       $  3,000.00      $  3,500.00       $   4,000.00
                S/N 3718-30212201-CWI-048

714       527   UNIVERSAL CHIP SHOOTER W/PASS-THROUGH          $ 90,000.00      $105,000.00       $ 120,000.00
                CAPABILITIES, BOARD STACKERS, ROLLER
                CONVEYORS, COMPUTER CONTROLS,
                S/N 6298-BO6247646321401

715       528   UNIVERSAL CHIP SHOOTER W/PASS-THROUGH          $ 90,000.00      $105,000.00       $ 120,000.00
                CAPABILITIES, BOARD STACKERS, ROLLER
                CONVEYORS, COMPUTER CONTROLS,
                S/N 6298-BO6229646321401

716       529   UNIVERSAL CHIP SHOOTER W/PASS-THROUGH          $ 90,000.00      $105,000.00       $ 120,000.00
                CAPABILITIES, BOARD STACKERS, ROLLER
                CONVEYORS, COMPUTER CONTROLS,
                S/N 6298-BO6248646321401

--------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                     $283,500.00      $332,500.00       $ 380,750.00
--------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------
 ITEM #   ID#        DESCRIPTION                                FLV              FMV              FMIPV
---------------------------------------------------------------------------------------------------------------
ACI AREA (CONT'D)
---------------------------------------------------------------------------------------------------------------
 717      530   UNIVERSAL CHIP SHOOTER W/PASS-THROUGH          $90,000.00        $105,000.00      $120,000.00
                CAPABILITIES, BOARD STACKERS, ROLLER
                CONVEYORS, COMPUTER CONTROLS,
                S/N 6298-BO623164321401

 718      531   AVISERT VC-44, SEQUENCER, W/TDK (4)            $ 4,000.00        $  4,500.00      $  5,000.00
                DIRECTION REVERSE UNIT, CONTROL CONSOLE,
                (40) INSERTION LINES

 719      532   UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)         $ 4,000.00        $  4,500.00      $  5,000.00
                MACHINE, S/N 6292A-39526-4-41044908

 720      533   UNIVERSAL DUAL-IN-LINE PACKAGING (DIP)         $ 4,000.00        $  4,500.00      $  5,000.00
                MACHINE, S/N 395-30803301C-CDH-1807

 721      534   AVISERT VC-4H, SEQUENCER, W/TDK (4)            $ 1,500.00        $  2,000.00      $  2,250.00
                DIRECTION REVERSE UNIT, S/N N/A, CONTROL
                CONSOLE

 722      535   AVISERT VC-4H, SEQUENCER, W/TDK (4)            $ 3,000.00        $  3,500.00      $  4,000.00
                DIRECTION REVERSE UNIT, S/N N/A, CONTROL
                CONSOLE

 723      536   AVISERT VC-4H, SEQUENCER, W/PASS-THROUGH       $ 4,000.00        $  4,500.00      $  5,000.00
                CONVEYOR UNIT, S/N N/A, CONTROL CONSOLE

 724      537   AVISERT VC-4H, SEQUENCER, W/PASS-THROUGH       $ 4,000.00        $  4,500.00      $  5,000.00
                CONVEYOR UNIT, S/N N/A, CONTROL CONSOLE

 725      538   AVISERT VC-4H, SEQUENCER, W/PASS-THROUGH       $ 5,000.00        $  5,500.00      $  6,000.00
                CONVEYOR UNIT, S/N N/A, CONTROL CONSOLE

 726      539   AVISERT VC-4H, SEQUENCER, W/PASS-THROUGH       $ 5,000.00        $  5,500.00      $  6,000.00
                CONVEYOR UNIT, S/N N/A, CONTROL CONSOLE

 727      540   AVISERT VC-5280R CHIP SHOOTER, W/AVISERT       $18,000.00        $ 20,000.00      $ 22,000.00
                CNC CONTROLS, ELEVATOR BOARD STACKING
                SYSTEM, CONVEYOR FEED/EXIT, (80) INSERTION

---------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                    $142,500.00        $164,000.00      $185,250.00
---------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO


                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                                  FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------
ACI AREA (CONT'D)
----------------------------------------------------------------------------------------------------------------------
  728     541       AVISERT VC-4H SEQUENCER, W/TDK (4)                      $4,000.00      $4,500.00      $5,000.00
                    DIRECTION REVERSE UNIT, CONTROL PANEL,
                    DIGITAL DISPLAY, (40) INSERTION LINES, S/N N/A

  729     542       AVISERT VC-4H SEQUENCER, W/TDK (4)                      $4,000.00      $4,500.00      $5,000.00
                    DIRECTION REVERSE UNIT, CONTROL PANEL,
                    DIGITAL DISPLAY, (40) INSERTION LINES, S/N N/A

  730     543       AVISERT VC-4H SEQUENCER, W/PASS-THROUGH                 $4,000.00      $4,500.00      $5,000.00
                    CONVEYOR UNIT, CONTROL PANEL, DIGITAL
                    DISPLAY, (40) INSERTION LINES, S/N N/A

  731     544       AVISERT VC-4H SEQUENCER, W/PASS-THROUGH                 $4,000.00      $4,500.00      $5,000.00
                    CONVEYOR UNIT, CONTROL PANEL, DIGITAL
                    DISPLAY, (40) INSERTION LINES, S/N N/A

----------------------------------------------------------------------------------------------------------------------
SMD #8
----------------------------------------------------------------------------------------------------------------------
  732     545       AVIMOUNT/TDK RX-4A CHIP SHOOTER, S/N N/A,              $60,000.00     $70,000.00     $80,000.00
                    W/TOUCHPAD DIGITAL CONTROLS, W/PROCESS
                    CONTROL, MODEL #315 ELEVATOR

  733     546       NITTO AUTOMATIC SCREEN PRINTER, AUTO                   $10,000.00     $12,000.00     $14,000.00
                    FEED/EXIT RELEASE, GAUGES, ASSOCIATED
                    EQUIPMENT, W/BOARD STACKER, BOARD HEIGHT
                    ADJUSTER/ELEVATOR

  734     547       (1995) NITTO STM-Y-II MASS PLACEMENT                    $125,000.00    $160,000.00    $210,000.00
                    MACHINE/CHIP SHOOTER, HOPPER (80)
                    INSERTION LINES, DIGITAL CONTROLS, S/N
                    7950101, PROP #18972

  735     548       (2) MASS-PLACEMENT MACHINES/CHIP SHOOTER,              $30,000.00     $35,000.00     $40,000.00
                    HOPPER, (40) INSERTION LINES EACH, SUNX
                    IMAGE SENSOR, W/1983 NITTO-ROGYO SCREEN
                    PRINTER, S/N #610348, (NOT IN SERVICE)

  736     551       UV CURING OVEN, W/BOARD STACKER,                        $3,000.00      $3,500.00      $4,000.00
                    AUTOMATIC CONVEYOR

----------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                            $244,000.00    $298,500.00    $368,000.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                                  FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------
SMD #9
----------------------------------------------------------------------------------------------------------------------
  737     552       (1996) NITTO AUTOMATIC SCREEN PRINTER, AUTO            $ 25,000.00    $ 30,000.00    $ 35,000.00
                    FEED/EXIT RELEASE

  738     553       PROCESS CONTROL AUTOMATIC BOARD                        $  3,000.00    $  4,000.00    $  5,000.00
                    ELEVATOR

  739     554       (1996) AVIMOUNT TDK-RX11A, CHIP SHOOTER, (60)          $ 80,000.00    $ 90,000.00    $100,000.00
                    INSERTING LINES, S/N #11047, PROP #19224


  740     555       PROCESS CONTROL AUTOMATIC BOARD                        $  3,000.00    $  4,000.00    $  5,000.00
                    ELEVATOR


  741     556       (1994) NITTO STM-Y-II MASS PLACEMENT                   $120,000.00    $150,000.00    $165,000.00
                    MACHINE/CHIP SHOOTER, HOPPER (80)
                    INSERTION LINES, DIGITAL CONTROLS, S/N
                    39406150, PROP #18972

  742     557       (1994) NITTO STM-Y-II MASS PLACEMENT                   $120,000.00    $150,000.00    $165,000.00
                    MACHINE/CHIP SHOOTER, HOPPER (80)
                    INSERTION LINES, DIGITAL CONTROLS, S/N
                    39406152, PROP #18972

  743     558       VICTRONICS UNITHERM SMR-800, UV CURING OVEN            $ 20,000.00    $ 25,000.00    $ 35,000.00
                    COMPLETE W/CNC CONTROLS


  744               MISCELLANEOUS SUPPORT EQUIPMENT FOR SMD                $  7,000.00    $  8,000.00    $  9,000.00
                    #9 INCLUDES: BOARD STACKERS, ELEVATORS,
                    CONVEYOR, BOARD CARTS, ROOM ENCLOSURE

----------------------------------------------------------------------------------------------------------------------
SMD #10
----------------------------------------------------------------------------------------------------------------------
  745     559       (1995) NITTO AUTOMATIC SCREEN PRINTER, AUTO            $ 14,000.00    $ 16,000.00    $ 18,000.00
                    FEED/EXIT RELEASE

  746     560       AVIMOUNT/TDK RX-4A CHIP SHOOTER, S/N N/A,              $ 80,000.00    $ 90,000.00    $100,000.00
                    W/TOUCHPAD DIGITAL CONTROLS, W/PROCESS
                    CONTROL, MODEL #315 ELEVATOR, (1995),
                    PROP #19014

----------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                             $472,000.00    $567,000.00    $637,000.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                                  FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------
SMD #10 (CONT'D)
----------------------------------------------------------------------------------------------------------------------
  747     561       PROCESS CONTROL AUTOMATIC BOARD                        $  3,000.00    $  4,000.00    $  5,000.00
                    ELEVATOR, S/N #RX44437

  748     562       (1995) NITTO KOGYO MASS PLACEMENT                      $125,000.00    $160,000.00    $200,000.00
                    MACHINE/CHIP SHOOTER, HOPPER (80)
                    INSERTION LINES, DIGITAL CONTROLS, S/N
                    3961045, PROP #18972

  749     563       (1996) NITTO STM-Y-II MASS PLACEMENT                   $140,000.00    $165,000.00    $215,000.00
                    MACHINE/CHIP SHOOTER, HOPPER (80)
                    INSERTION LINES, DIGITAL CONTROLS, S/N
                    3950102, PROP #18973

  750     564       ETS UV CURING OVEN                                     $  7,000.00    $  9,000.00    $ 11,000.00

  751               MISCELLANEOUS SUPPORT EQUIPMENT FOR SMD                $  7,000.00    $  8,000.00    $  9,000.00
                    #10 INCLUDES: BOARD STACKERS, ELEVATORS,
                    CONVEYOR, BOARD CARTS, ROOM ENCLOSURE

----------------------------------------------------------------------------------------------------------------------
SMD #11
----------------------------------------------------------------------------------------------------------------------
  752     565       NITTO AUTOMATIC SCREEN PRINTER                         $ 40,000.00    $ 45,000.00    $ 50,000.00
                    W/CONTROLS, W/(1989) NITTO TRIPLE STATION
                    MASS PLACEMENT MACHINE/CHIP SHOOTER, STM
                    3, (80) INSERTION LINES EACH, S/N N/A,
                    W/SOLDER, S/N #2990240, S/N #3890428

  753     570       NITTO DUAL STATION MASS PLACEMENT                      $ 30,000.00    $ 35,000.00    $ 40,000.00
                    MACHINE/CHIP SHOOTER, STM, (80) INSERTION
                    LINES EACH

  754     572       UV CURING OVEN                                         $  3,000.00    $  3,500.00    $  4,000.00

  755               MISCELLANEOUS SUPPORT EQUIPMENT FOR SMD                $  4,000.00    $  5,000.00    $  6,000.00
                    #11 INCLUDES: BOARD STACKERS, ELEVATORS,
                    CONVEYOR, BOARD CARTS, ROOM ENCLOSURE

----------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                             $359,000.00    $434,500.00    $540,000.00
----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                      FLV              FMV               FMIPV
--------------------------------------------------------------------------------------------------------------------
SMD #12
--------------------------------------------------------------------------------------------------------------------
756       573       MPM AUTOMATIC SCREEN PRINTER, MODEL #AP-         $8,000.00        $10,000.00        $12,000.00
                    20, S/N #5039

757       574       (1991) TDK AVIMOUNT VACUUM MOUNT/IC             $60,000.00        $70,000.00        $85,000.00
                    PLACEMENT, MODEL #CX-5030DV, S/N #CX-51178,
                    PROP #17975, W/TOKYO ELECTRONIC CAMERA
                    CONTROL UNIT, W/VMS-500A, MONITOR,
                    TOUCH PAD, DIGITAL CONTROLS

758       575       VITRONICS UV CURING OVEN                        $12,000.00        $14,000.00        $16,000.00

759                 MISCELLANEOUS SUPPORT EQUIPMENT FOR SMD          $4,000.00         $5,000.00         $6,000.00
                    #12 INCLUDES: BOARD STACKERS, ELEVATORS,
                    CONVEYOR, BOARD CARTS, ROOM ENCLOSURE

--------------------------------------------------------------------------------------------------------------------
SMD #13
--------------------------------------------------------------------------------------------------------------------
760       576       TDK AVIMOUNT BOARD STACKER, W/CONVEYOR,         $4,000.00         $4,500.00         $5,000.00
                    MODEL #SYB-51, S/N #7M0010


761       577       MPM AUTOMATIC SCREEN PRINTER,                   $40,000.00        $50,000.00        $60,000.00
                    MODEL #UP2030, S/N #20507, W/DISPENSER
                    REGULATOR, CNC CONTROLS, PROP #19269

762       578       (1996) TDK AVIMOUNT CHIP SHOOTER, MODEL         $90,000.00       $105,000.00       $120,000.00
                    #RX-11A, S/N #RX-11048, (60) INSERTION LINES,
                    CNC CONTROLS, PROP #19225

763       579       (1996) TDK AVIMOUNT VACUUM MOUNT/IC             $80,000.00        $95,000.00       $110,000.00
                    PLACEMENT, MODEL #SS-2, S/N #SS-28011, W/CNC
                    CONTROLS, PROP #19226

764       580       VITRONICS UNITHERM SMR-800 UV CURING OVEN       $20,000.00        $22,000.00        $24,000.00

765       581       TDK AVIMOUNT BOARD STACKER, W/CONVEYOR,          $4,000.00         $4,500.00         $5,000.00
                    MODEL #SYB-51, S/N #7M0010

--------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                     $322,000.00       $380,000.00       $443,000.00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------
 ITEM#      ID#                    DESCRIPTION                               FLV            FMV            FMIPV
-----------------------------------------------------------------------------------------------------------------------
 SMD #13 (CONT'D)
-----------------------------------------------------------------------------------------------------------------------
   766                   MISCELLANEOUS SUPPORT EQUIPMENT FOR SMD             $4,000.00      $5,000.00      $6,000.00
                         #12 INCLUDES: BOARD STACKERS, ELEVATORS,
                         CONVEYOR, BOARD CARTS, ROOM ENCLOSURE

-----------------------------------------------------------------------------------------------------------------------
 ACI-EQUIPMENT PENDING DISPOSITION
-----------------------------------------------------------------------------------------------------------------------
   767      489          UNIVERSAL DIP MACHINE W/DUAL INSERTION              $1,000.00      $1,500.00      $2,000.00
                         LINES, PROP #A-03

   768      490          UNIVERSAL DIP MACHINE W/DUAL INSERTION              $1,000.00      $1,500.00      $2,000.00
                         LINES, PROP #A-02

   769      491          UNIVERSAL DIP MACHINE W/DUAL INSERTION              $1,000.00      $1,500.00      $2,000.00
                         LINES, PROP #A-01

   770      492          UNIVERSAL DIP MACHINE W/DUAL INSERTION              $1,000.00      $1,500.00      $2,000.00
                         LINES, PROP #A-04

   771      493          UNIVERSAL DIP MACHINE W/DUAL INSERTION              $1,000.00      $1,500.00      $2,000.00

   772      494          UNIVERSAL HEAD INSERTER, ONE INSERTION              $1,000.00      $1,500.00      $2,000.00
                         LINE, PROP #GTA5

   773      495          UNIVERSAL SEQUENCER, MACHINE S/N #2596A-            $2,000.00      $3,000.00      $4,000.00
                         244000-LEHS-1912, PROP #13019

   774      496          NNN CHIP SHOOTER SINGLE STATION,                   $12,500.00     $16,000.00     $21,000.00
                         W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT

   775      497          TECH DEVICES WAVE SOLDER MACHINE, MODEL             $3,000.00      $4,000.00      $5,000.00
                         SPECIAL-R-DUAL-15", S/N #3596-4325, (NOT IN
                         SERVICE)

   776      498          LANTECH TWO STATION ROTARY PALLET                   $3,000.00      $4,000.00      $5,000.00
                         WRAPPER

-----------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                         $30,500.00     $41,000.00     $53,000.00
-----------------------------------------------------------------------------------------------------------------------

                                    Page 92

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------
 ITEM#      ID#                    DESCRIPTION                        FLV            FMV            FMIPV
-----------------------------------------------------------------------------------------------------------------------
 ACI EQUIPMENT PENDING DISPOSITION (CONT'D)
-----------------------------------------------------------------------------------------------------------------------
 777        MISCELLANEOUS EQUIPMENT IN STORAGE                         $8,000.00     $10,000.00      $12,000.00
            INCLUDING: CIRCUIT BOARD TEST EQUIPMENT
            INCLUDING, TEST BEDS, TEST FIXTURES,
            CONTROL CABINETS, OSCILLOSCOPES,
            MONITORS, POWER SUPPLIES, SIGNAL &
            PATTERN GENERATOR, AUDIO ANALYZER, METRO
            CARTS

 778        MISCELLANEOUS SUPPORT EQUIPMENT                           $50,000.00     $90,000.00     $140,000.00
            INCLUDING BUT NOT LIMITED TO: WORK
            BENCHES, STOOLS, BENCH VISES, PERSONAL
            COMPUTERS, METRO STORAGE SHELVES, DESKS,
            SWIVEL CHAIRS, PALLET JACK, WATER COOLERS,
            SHOP VACUUMS, INVENTORY CARTS, LOCKERS,
            FILE CABINETS, TABLES, PCB BRUSHES,
            FEEDERS, GAUGES, PALLET RACKING, ROLLER
            CONVEYORS, TOLEDO HONEST WEIGHT SCALE,
            METAL LOCKERS, PNEUMATIC TOOLS, METERS,
            AIR COMPRESSORS, STAINLESS STEEL TABLES,
            HAND TOOLS, TEST STATIONS, INSPECTION
            STATION, SPARE PARTS

-----------------------------------------------------------------------------------------------------------------------
DOC DEPARTMENT
-----------------------------------------------------------------------------------------------------------------------
 779  484   UN HOLTZ DICKIE DROP VIBRATION TEST UNIT,                 $50,000.00     $65,000.00      $80,000.00
            MODEL #R-150, S/N #712, PROP #19088
            W/CONTROL CONSOLE, PRINTER, BLOWER,
            ASSOCIATED EQUIPMENT

 780  935   CUSTOM CRATE DROP TEST MECHANISM,                          $2,000.00      $2,750.00       $3,500.00
            W/GAYNES CONTROL CONSOLE, 1000 VM

 781        MISCELLANEOUS SUPPORT EQUIPMENT                            $3,000.00      $4,000.00       $5,000.00
            INCLUDING: SOUND BOOTH, VARIABLE
            TRANSFORMERS MULTI METERS, POWER
            SUPPLY, (2) DROP MECHANISMS, PERSONAL
            COMPUTER, PRINTER, VIBRATION TEST UNIT,
            BLOWER, CM MAX CHAIN HOIST, 200 LBS CAP.

-----------------------------------------------------------------------------------------------------------------------
            PAGE TOTAL                                               $113,000.00    $171,750.00     $240,500.00
-----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------
 ITEM#      ID#                    DESCRIPTION                          FLV            FMV           FMIPV
-----------------------------------------------------------------------------------------------------------------------
 OOC DEPARTMENT (CONT'D)
-----------------------------------------------------------------------------------------------------------------------
 782       499        PRO TECH FOAM PUMPING STATION, MODEL            $  2,000.00  $  2,500.00      $  3,000.00
                      #2100, W/ASSOCIATED EQUIPMENT, S/N N/A

 783       500        ASSEMBLY REWORK LINE, COMPLETE W/24" X 50'      $  1,000.00  $  1,500.00      $  2,000.00
                      BELT, CONVEYOR, LIGHT, VENTILATION UNITS,
                      (2) PRO TECH E2 PACKERS

 784       864        WHITE OLIVER LPG FORKLIFT UNIT, MODEL #2-44     $  6,000.00  $  8,000.00      $ 11,000.00
                      FL, W/PNEUMATIC TIRES, OROP, DUAL MAST, #100,
                      S/N #214-433-483

-----------------------------------------------------------------------------------------------------------------------
MODEL SHOP
-----------------------------------------------------------------------------------------------------------------------
 785       866       JONES & LAMSON 14" OPTICAL COMPARATOR TC-        $  2,000.00  $  3,000.00      $  4,000.00
                     14 MEASURING MACHINE, S/N E40328

 786       867       VULCAN-VERTICAL MACHINING CENTER, S/N            $ 20,000.00  $ 25,000.00      $ 30,000.00
                     17362, 12 ATC, W/DELTA 10 CNC CONTROLS

 787       868       VULCAN-VERTICAL MACHINING CENTER, S/N N/A,       $ 20,000.00  $ 25,000.00      $ 30,000.00
                     12 ATC, W/DELTA 10 CNC CONTROLS

 788       869       VULCAN-VERTICAL MACHINING CENTER, S/N N/A,       $ 20,000.00  $ 25,000.00      $ 30,000.00
                     12 ATC, W/DYNAPATH SYSTEM 10 CONTROLS

 789       870       ULTRAMILL-VERTICAL MACHINING CENTER,             $ 25,000.00  $ 30,000.00      $ 35,000.00
                     MODEL #5000, W/DYNAPATH DELTA CNC
                     CONTROLS, S/N N/A

 790       871       JOURNEYMAN VERTICAL MILLING MACHINE,             $  5,000.00  $  6,000.00      $  7,000.00
                     W/CNC CONTROLS, 11" X 48" TABLE, MODEL #200R

 791       872       WOTAN HORIZONTAL BORING MACHINE, MODEL           $ 20,000.00  $ 25,000.00      $ 30,000.00
                     #B75, S/N 01114, 31" X 40" TABLE, HEAVY DUTY
                     KNEE, W/ACU-RITE III DRO,PENDANT CONTROLS

 792       874       DOALL SURFACE GRINDER, MODEL #DH-612,            $  2,500.00  $  3,000.00      $  3,500.00
                     S/N 138-682810, W/6" X 12" PERMANENT
                     MAGNETIC CHUCK

-----------------------------------------------------------------------------------------------------------------------
                     PAGE TOTAL                                       $123,500.00  $154,000.00      $185,500.00
-----------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 793      875            SUPERTEC SURFACE GRINDER, MODEL #P-1022A,               $4,000.00      $4,500.00      $5,000.00
                         S/N P38513, W/WALKER CERAMAX 8" X 18"
                         PERMANENT MAGNETIC CHUCK

 794      876            HARIG-SUPER 618 SURFACE GRINDER, S/N N/A,               $3,000.00      $3,500.00      $4,000.00
                         W/6" X 18" PERMANENT MAGNETIC CHUCK

 795      877            HARIG-618W SURFACE GRINDER, S/N N/A, W/6" X             $2,500.00      $3,000.00      $3,500.00
                         18" PERMANENT MAGNETIC CHUCK

 796      878            MILLPORT SURFACE GRINDER S/N N/A, MODEL                 $4,000.00      $4,500.00      $5,000.00
                         #2A, 8" X 18" PERMANENT MAGNETIC CHUCK

 797      879            HARIG-618W SURFACE GRINDER, S/N N/A, W/6" X             $2,000.00      $2,500.00      $3,000.00
                         18" PERMANENT MAGNETIC CHUCK

 798      880            MILLPORT SURFACE GRINDER S/N N/A, MODEL                 $4,000.00      $4,500.00      $5,000.00
                         #2A, 8" X 18" PERMANENT MAGNETIC CHUCK

 799      911            1991 KIKINOA SURFACE GRINDER, MODEL #URB-              $14,000.00     $18,000.00     $20,000.00
                         1000-A, S/N 7735, W/12" X 39 1/2" ELECTRO
                         MAGNETIC CHUCK

 800      881            HARDING TOOLROOM LATHE W/ASSOCIATED                     $2,000.00      $2,500.00      $3,000.00
                         EQUIPMENT

 801      882            HARDING TOOLROOM LATHE W/ASSOCIATED                     $1,500.00      $2,000.00      $2,500.00
                         EQUIPMENT

 802      883            DOALL ML VERTICAL BANK SAW, 16" THROAT,                 $1,500.00      $1,750.00      $2,000.00
                         W/WELDER ATTACHMENT, S/N 5463364C

 803      884            DOALL ML VERTICAL BANK SAW, 15" THROAT,                 $1,250.00      $1,500.00      $1,750.00
                         W/WELDER ATTACHMENT, S/N 146-59172, MODEL
                         #1612-U

-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $39,750.00     $48,250.00     $54,750.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 804      885            FEELER SERIES II, TOOLROOM LATHE                        $7,000.00      $8,000.00      $9,000.00
                         W/TOOLPOST

 805      886            MILLPORT-ENGINE LATHE, MODEL #1540, S/N 1193,           $4,000.00      $4,750.00      $5,500.00
                         CAPACITY 15" SWING, 40" CENTERS

 806      887            MILLPORT-ENGINE LATHE, MODEL #1540, S/N N/A,            $3,500.00      $4,000.00      $4,500.00
                         CAPACITY 15" SWING, 40" CENTERS

 807      888            MILLPORT-ENGINE LATHE, MODEL #1540, S/N N/A,            $4,000.00      $4,750.00      $5,500.00
                         CAPACITY 15" SWING, 40" CENTERS

 808      889            MILLPORT ENGINE LATHE, MODEL #SJ1640G, S/N              $5,500.00      $6,000.00      $6,500.00
                         770136, 15" SWING, 40" CC, W/MINI WIZARD 2 AXIS
                         DRO

 809      890            MILLPORT ENGINE LATHE, MODEL #SJ1640G, S/N              $5,500.00      $6,000.00      $6,500.00
                         770137, 15" SWING, 40" CC, W/ACU-RITE, DRO

 810      891            1984 MILLPORT-ENGINE LATHE, MODEL #SJ1540G,             $5,500.00      $6,000.00      $6,500.00
                         S/N 840906, W/ANILAM MICRO WIZARD DRO, 15"
                         SWING, 40" CC

 811      892            MILLPORT VERTICAL MILLING MACHINE, 9" X 42"             $2,500.00      $3,000.00      $3,500.00
                         TABLE, SERVOTYPE 140 POWER FEED, ACU-RITE
                         DRO, S/N N/A

 812      893            MILLPORT VERTICAL MILLING MACHINE 2 HP,                 $3,500.00      $4,000.00      $4,500.00
                         W/MINI-WIZARD DRO, S/N N/A

 813      894            MILLPORT VERTICAL MILLING MACHINE, 3 HP, 9" X           $2,000.00      $2,500.00      $3,000.00
                         42" TABLE, ACU-RITE DRO, S/N N/A, POWER FEED

 814      895            BRIDGEPORT VERTICAL MILLING MACHINE, 2 HP,              $4,000.00      $4,500.00      $5,000.00
                         9" X 42" TABLE, W/ACU-RITE II DRO, POWER FEED,
                         S/N 146084

-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $47,000.00     $53,500.00     $60,000.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                       DESCRIPTION                                FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 815      896            BRIDGEPORT VERTICAL MILLING MACHINE,                    $3,000.00      $3,500.00      $4,000.00
                         1 1/2 HP, W/ACU-RITE III DRO, S/N N/A

 816      897            BRIDGEPORT VERTICAL MILLING MACHINE,                    $3,000.00      $3,500.00      $4,000.00
                         1 1/2 HP, W/ACU-RITE III DRO, S/N N/A

 817      898            BRIDGEPORT VERTICAL MILLING MACHINE, 9" X               $3,000.00      $3,500.00      $4,000.00
                         42", POWER FEED, S/N 219788

 818      899            MILLPORT VERTICAL MILLING MACHINE, 9' X 42",            $3,000.00      $3,500.00      $4,000.00
                         POWER FEED, S/N N/A

 819      900            MILLPORT VERTICAL MILLING MACHINE,                      $3,000.00      $3,500.00      $4,000.00
                         W/BRIDGEPORT SERIES I HEAD, 2 HP, 9" X 42"
                         TABLE, POWER FEED, S/N N/A

 820      901            BRIDGEPORT SERIES I VERTICAL MILLING                    $4,000.00      $5,000.00      $6,000.00
                         MACHINE, 2 HP, 9" X 42" TABLE, S/N 218910,
                         POWER FEED

 821      902            BRIDGEPORT SERIES I VERTICAL MILLING                    $2,000.00      $2,250.00      $2,500.00
                         MACHINE, 2 HP, 9" X 42" TABLE, S/N96394,
                         W/SHAPER

 822      903            MILLPORT VERTICAL MILLING MACHINE, S/N N/A,             $2,000.00      $2,250.00      $2,500.00
                         9" X 42" TABLE, MITUTOYO DRO, TYPE 140 SERVO,
                         POWER FEED

 823      904            MILLPORT VERTICAL MILLING MACHINE, 2 HP, S/N            $2,000.00      $2,250.00      $2,500.00
                         N/A 9" X 42" TABLE, MITUTOYO DRO, TYPE 140
                         SERVO POWER FEED

 824      905            BRIDGEPORT VERTICAL MILLING MACHINE, 1/2 HP,            $2,500.00      $3,000.00      $3,250.00
                         S/N N/A, 9" X 42" TABLE, POWER FEED ACCU-RITE

 825      906            MILLPORT VERTICAL MILLING MACHINE, 3 HP, S/N            $4,000.00      $4,500.00      $5,000.00
                         N/A, 9" X 42" TABLE, POWER FEED ACCU-RITE III

-------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                             $31,500.00     $36,750.00     $41,750.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                    FLV               FMV                FMIPV
--------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
--------------------------------------------------------------------------------------------------------------------
 826      907    MILLPORT VERTICAL MILLING MACHINE, 3 HP, S/N      $4,000.00         $4,500.00          $5,000.00
                 N/A, 9" X 42" TABLE, POWER FEED ACCU-RITE III

 827      908    MILLPORT VERTICAL MILLING MACHINE, S/N N/A        $4,000.00         $4,500.00          $5,000.00

 828      909    MILLPORT VERTICAL MILLING MACHINE, S/N N/A        $4,000.00         $4,500.00          $5,000.00

 829      911    1981 LVD 50 TON PRESS BRAKE, MODEL #55-BH-       $14,000.00        $16,000.00         $18,000.00
                 04N, S/N10119

 830      912    CHICAGO DREIS & KRUMP PRESS BRAKE,               $13,000.00        $15,000.00         $16,000.00
                 W/MULTI DRIVE SPEED CONTROLS, S/N N/A

 831      913    DOALL VERTICAL BAND SAW, MODEL #2012-2H,          $2,500.00         $3,000.00          $3,500.00
                 S/N 383-82212, 20" THROAT W/WELDING
                 ATTACHMENT

 832      914    HORIZONTAL METAL CUTTING BAND SAW, S/N              $500.00           $750.00          $1,000.00
                 11089

 833      915    WILSON/ROCKWELL HARDNESS TESTER, SERIES           $1,000.00         $1,250.00          $1,500.00
                 500, MODEL #504-R, S/N 80110404

 834      937    WYSONG & MILES COMPANY SQUARING SHEAR,            $1,500.00         $2,250.00          $3,000.00
                 S/N 552-A, 5' WIDTH CAPACITY

 835      941    GURU CUSTOM GAP BED ENGINE LATHE, MODEL          $10,000.00        $11,000.00         $13,000.00
                 #19-41, S/N 2000350, 75" CC

 836      942    MILLER SYNCROWAVE 300 WELDER                      $1,000.00         $1,250.00          $1,500.00

 837      943    HENDRICK 53" CAPACITY METAL CUTTING BAND          $1,000.00         $1,250.00          $1,500.00
                 SAW, W/BALDOR MOTOR

 838      944    STRIPPIT CNC TURRET TYPE PUNCH PRESS,            $15,000.00        $17,000.00         $20,000.00
                 MODEL #FC-750, S/N 6543080, 20 ATC
--------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                       $71,500.00        $82,250.00         $94,000.00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                                FLV              FMV          FMIPV
--------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
--------------------------------------------------------------------------------------------------------------------
 839      946        DIACRO PRESS BRAKE W/ASSOCIATED EQUIPMENT,             $4,000.00        $5,000.00     $6,000.00
                     S/N 1715

 840      947        STRIPPIT CNC TURRET TYPE PUNCH PRESS, MODEL           $15,000.00       $17,000.00    $20,000.00
                     #FC-750, S/N 04922880R, 20 ATC

 841                 MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT         $30,000.00       $37,500.00    $45,000.00
                     NOT LIMITED TO: RAW MATERIAL, PARTS BINS,
                     MISCELLANEOUS TOOLING, COLLETS, MILLING VISES,
                     TAPERS, POWER MAX 800 HYPERTHERM ARC WELDERS,
                     BENCH VISES, DISC SANDERS, OVENS, METAL CUTTING
                     SAWS, CIRCULAR SAWS, METAL CABINETS, PALLET
                     RACKING, SANDBLAST CABINET, CORNER
                     NOTCHERS, ARBOR PRESS, "H" FRAME PRESS, PRESS
                     BRAKE DIES, PUNCH #2, DBL END GRINDERS,
                     PERISHABLE TOOLING

 842                 MODEL SHOP OFFICE AREA INCLUDES METAL DESKS,             $800.00        $1,100.00     $1,500.00
                     LOCKERS, PLOTTER, (4) PERSONAL COMPUTERS, TYPEWRITER

--------------------------------------------------------------------------------------------------------------------
SHIPPING DOCK
--------------------------------------------------------------------------------------------------------------------
 843                 MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING: PALLET        $750.00        $1,000.00     $1,250.00
                     JACKS, DOCK LIGHTS, DESK, PUSH CARTS
--------------------------------------------------------------------------------------------------------------------
MATERIAL HANDLING MAINTENANCE
--------------------------------------------------------------------------------------------------------------------
 844                 MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT      $4,000.00        $4,750.00     $5,500.00
                     LIMITED TO: GANTRY FRAME BENCH VISES, WORK BENCHES,
                     GRINDERS, PEDESTAL DRILL PRESS, (2) STRUT
                     COMPRESSION UNITS, ABRASIVE CUT OFF SAW, BATTERY
                     CHARGERS, ASSORTED HAND TOOLS, CHAIN HOIST, DESKS,
                     PRINTERS, LIFTS, SPARE PARTS, (2) PERSONAL COMPUTERS,
                     MILLER TIG WELDER, MOTORS, 200 AMP WELDING POWER
                     SOURCE, (5) FORKLIFT TRUCKS (NOT IN SERVICE)

--------------------------------------------------------------------------------------------------------------------
                     PAGE TOTAL                                            $54,550.00       $66,350,00    $79,250,00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO


                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#           DESCRIPTION                                         FLV           FMV             FMIPV
-------------------------------------------------------------------------------------------------------------------------
MATERIAL HANDLING MAINTENANCE (CONT'D)
-------------------------------------------------------------------------------------------------------------------------
 845      202           CLAUSING VERTICAL MILLING MACHINE, S/N N/A          $1,000.00     $1,200.00       $1,400.00

 846      203           PETTIBONE ELECTRIC 3 WHEEL FORKLIFT TRUCK           $1,250.00     $1,500.00       $1,750.00

 847      204           TENNENT RIDE-ON LPG FLOOR SWEEPER,                  $8,000.00    $10,000.00      $14,000.00
                        MODEL #528, S/N 528-32502, PROP #19187

 848      206           NISSAN ELECTRIC FORKLIFT 5,000 LB, MODEL N/A,       $4,000.00     $4,500.00       $5,000.00
                        W/CUSHION TIRES, DUAL MAST OROP, S/N N/A

 849      205           NISSAN ELECTRIC FORKLIFT, MODEL N/A,                $2,500.00     $3,000.00       $3,500.00
                        W/CUSHION TIRES, TRIPLE MAST OROP, S/N N/A

 850      939           NISSAN ELECTRIC FORKLIFT, MODEL N/A,                $2,500.00     $3,000.00       $3,500.00
                        W/CUSHION TIRES, TRIPLE MAST OROP,S/N N/A

 851      488           NISSAN ELECTRIC FORKLIFT TRUCK, MODEL N/A           $2,500.00     $3,000.00      $3,5000.00
                        W/CUSHION TIRES, TRIPLE MAST OROP, S/N N/A

 852      207           TOYOTA ELECTRIC FORKLIFT TRUCK, 3,000 LB            $3,500.00     $4,000.00       $4,500.00
                        CAPACITY, OROP CUSHION TIRES, DUAL MAST,
                        S/N N/A

-------------------------------------------------------------------------------------------------------------------------
WAREHOUSE
-------------------------------------------------------------------------------------------------------------------------
 853      584           1994 RAYMOND 537 CSR-30T, NARROW AISLE             $45,000.00    $55,000.00      $65,000.00
                        FORKLIFT, S/N ###-##-####, 3,000 LB CAPACITY

 854      585           1994 RAYMOND 537 CSR-30T, NARROW AISLE             $45,000.00    $55,000.00      $65,000.00
                        FORKLIFT, S/N ###-##-####, 3,000 LB CAPACITY

 855      587           1994 RAYMOND 537 CSR-30T, NARROW AISLE             $45,000.00    $55,000.00      $65,000.00
                        FORKLIFT, S/N 537-94-01120, 3,000 LB CAPACITY

 856      588           1994 RAYMOND 537 CSR-30T, NARROW AISLE             $45,000.00    $55,000.00      $65,000.00
                        FORKLIFT, S/N 537-94-01117, 3,000 LB CAPACITY

-------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                         $205,250.00   $250,200.00     $297,150.00
-------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                               DESCRIPTION                           FLV           FMV             FMIPV
---------------------------------------------------------------------------------------------------------------------------------
WAREHOUSE (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
857       591                 NISSAN ELECTRIC FORKLIFT 5,000 LB CAPACITY          $3,000.00     $3,250.00       $3,500.00

858       592                 CLARK ELECTRIC FORKLIFT, 5,695 HOURS                $2,000.00     $2,250.00       $2,500.00

859       594                 CLARK ELECTRIC FORKLIFT, 6,701 HOURS                $1,500.00     $1,750.00       $2,000.00

860       595                 CLARK ELECTRIC FORKLIFT, 8,371 HOURS, S/N           $1,500.00     $2,000.00       $2,500.00
                              38B02-002323

861       596                 TOYOTA ELECTRIC FORKLIFT, 223 HOURS, S/N            $3,000.00     $3,500.00       $4,000.00
                              2FBC815-119-10

862       597                 NISSAN ELECTRIC FORKLIFT, MODEL #C4B02, S/N         $6,000.00     $6,500.00       $7,000.00
                              N/A, W/CLAMP ATTACHMENT

863       598                 NISSAN ELECTRIC FORKLIFT, MODEL #36V, 2,500         $6,000.00     $6,500.00       $7,000.00
                              LB CAPACITY, PROP #381124, W/CLAMP

864       487                 CAT ELECTRIC FORKLIFT, 3,000 LB CAPACITY,           $1,500.00     $2,000.00       $2,500.00
                              MODEL #MC30, S/N 41W04247

865       486                 TOYOTA ELECTRIC FORKLIFT, MODEL N/A, S/N            $1,000.00     $1,500.00       $2,000.00
                              N/A

866       940                 NISSAN ELECTRIC FORKLIFT, MODEL #CYB02L205,         $2,000.00     $2,500.00       $3,000.00
                              S/N N/A

867       599                 NISSAN ELECTRIC FORKLIFT, 5,000 LB CAPACITY,        $6,750.00     $7,500.00       $8,000.00
                              MODEL #CYM02125S, PROP #CYM02-003365,
                              W/CLAMP ATTACHMENT, 3,861 HOURS

-----------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                         $34,250.00    $39,250.00      $44,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                             FLV                 FMV                 FMIPV
----------------------------------------------------------------------------------------------------------------------------
WAREHOUSE 2ND FLOOR TEST AREA
----------------------------------------------------------------------------------------------------------------------------
  868               MISCELLANEOUS TESTING EQUIPMENT                   $ 15,000.00         $ 18,000.00         $ 20,000.00
                    INCLUDING BUT NOT LIMITED TO:
                    OSCILLOSCOPES, POWER SUPPLIES, UNIVERSAL
                    COUNTER, MODULATION ANALYZERS,
                    CALIBRATORS, AMPLIFIERS, TV PATTERN
                    GENERATOR, MULTIMETER, COLOR ANALYZERS,
                    OPTOMETERS, XANTRES, MITAC INDUSTRIAL
                    COMPUTERS, W/MISCELLANEOUS OFFICE
                    EQUIPMENT INCLUDING BUT NOT LIMITED TO:
                    METAL DESKS, SWIVEL CHAIRS, PERSONAL
                    COMPUTERS, METAL VERTICAL FILING CABINETS,
                    METRO CARTS

  869     590       FINAL ASSEMBLY CONVEYOR CONTROL ROOM,             $ 30,000.00         $ 40,000.00         $ 50,000.00
                    INCLUDING: TELEVISION STEREO GENERATOR,
                    MODULATOR, PATTERN GENERATORS, SIGNAL
                    SOURCE, VIDEO GENERATORS, POWER
                    SUPPLIES, ETHERNET REPEATER, CRYSTAL
                    CONTROLLED COUNTER, AGILE MODULATORS

  870               MISCELLANEOUS SUPPORT EQUIPMENT                   $ 80,000.00         $100,000.00         $120,000.00
                    INCLUDING BUT NOT LIMITED TO:
                    APPROXIMATELY (370) UNITS OF HEAVY DUTY 20'
                    HIGH PALLET RACKING, 6 ELECTROPPER PIN
                    INSERTERS, WRIST/STRAP FOOTWEAR STATIC
                    TESTER, TOLEDO DIGITAL SCALE FANS, PALLET
                    JACKS, PERSONAL COMPUTERS, METAL DESK

----------------------------------------------------------------------------------------------------------------------------
OFFICE AREA (1ST FLOOR) PLANT AUDIT/MATERIAL CONTROLS
----------------------------------------------------------------------------------------------------------------------------
  871               MISCELLANEOUS OFFICE & TESTING EQUIPMENT         $  25,000.00        $  30,000.00         $ 40,000.00
                    INCLUDING BUT NOT LIMITED TO:  METAL DESKS,
                    APPROXIMATELY (3O) PERSONAL COMPUTERS,
                    MONITORS, METAL FILING CABINETS, LOCKERS,
                    EXECUTIVE OFFICE FURNITURE, SCOPES, OVENS,
                    MULTIMETERS, LCR METERS, HARDNESS
                    TESTERS, POWER SUPPLIES, HIPOTRONICS,
                    CONFERENCE ROOM TABLE, APPROXIMATELY (50)
                    SWIVEL CHAIRS

----------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                        $150,000.00         $188,000.00         $230,000.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                   DESCRIPTION                                         FLV           FMV             FMIPV
---------------------------------------------------------------------------------------------------------------------------------
RELIABILITY/AGELIFE
---------------------------------------------------------------------------------------------------------------------------------
 872       480                SCSI ENVIRONMENTAL TEST CHAMBER,                     $20,000.00    $35,000.00      $60,000.00
                              W/DIGITAL DISPLAY TEST DIAGRAM/CHART
                              RECORDER, REFRIGERATION UNITS, ASSOCIATED
                              EQUIPMENT

 873       481                SCSI ENVIRONMENTAL TEST CHAMBER,                     $20,000.00    $35,000.00      $60,000.00
                              W/DIGITAL DISPLAY TEST DIAGRAM/CHART
                              RECORDER, REFRIGERATION UNITS, ASSOCIATED
                              EQUIPMENT

 874       482                SCSI ENVIRONMENTAL TEST CHAMBER,                     $20,00.00     $35,000.00      $60,000.00
                              W/DIGITAL DISPLAY TEST DIAGRAM/CHART
                              RECORDER, REFRIGERATION UNITS, ASSOCIATED
                              EQUIPMENT

 875       483                ESPEC MODEL #ETS-133SA, S/N 253086,                  $75,000.00   $105,000.00     $140,000.00
                              ENVIRONMENTAL TEST CHAMBER, TEMPERATURE
                              RANGE-75 TO 200 DEGREES C, W/TOUCHPAD
                              DIGITAL DISPLAY, PROPERTY #19600

 876                          MISCELLANEOUS SUPPORT EQUIPMENT                      $10,000.00    $13,000.00      $17,000.00
                              INCLUDING BUT NOT LIMITED TO: MICROSCOPES,
                              WORK TABLES, COPPER INSPECTION BOOTHS,
                              PLOTTER, SURFACE SLATES, TEST BOOTHS,
                              VARIABLE TRANSFORMER, PERSONAL
                              COMPUTERS, DRAFTING TABLE,  DESKS, VCR,
                              PRINTERS, FANS, TEKTRONIX 420A, 200 MHZ
                              OSCILLOSCOPE, LEADER PATTERN GENERATOR,
                              FAX MACHINE, VERTICAL FILE CABINETS

 877                          (7) CUSTOM BUILT RELIABILITY LIFE TEST                $3,000.00     $5,000.00      $12,500.00
                              BENCHES, W/ELECTRIFIED POWER SUPPLIES,
                              ASSOCIATED EQUIPMENT, LEADER PATTERN
                              GENERATOR, POWER SUPPLIES, METRO
                              SHELVES, DISTRIBUTION BUFFER, ASSOCIATED
                              EQUIPMENT

----------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                          $148,000.00   $228,000.00     $349,500.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                                DESCRIPTION                        FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------
MAINTENANCE OFFICE
----------------------------------------------------------------------------------------------------------------------------
 878                MISCELLANEOUS OFFICE EQUIPMENT INCLUDING                    $1,000.00      $1,500.00      $2,000.00
                    BUT NOT LIMITED TO: METAL DESKS, SWIVEL
                    CHAIRS, PERSONAL COMPUTER, FAX MACHINE,
                    PLOTTER, TYPEWRITER, VERTICAL FILING
                    CABINET

 879      485       MATHEWS ROADACARGA PALLET TRANSFER                         $12,000.00     $20,000.00     $30,000.00
                    SYSTEM, COMPLETE W/(2) ELEVATORS, (2) LANES
                    W/LIVE ROLLER CONVEYORS, LIGHT SENSORS,
                    DRIVE MOTORS

----------------------------------------------------------------------------------------------------------------------------
OFFICE AREA FOR AUTO INSERTION
----------------------------------------------------------------------------------------------------------------------------
 880                MISCELLANEOUS OFFICE & INSPECTION                           $6,000.00      $7,000.00      $8,000.00
                    EQUIPMENT INCLUDING BUT NOT LIMITED TO:
                    PERSONAL COMPUTERS, PRINTERS, METAL
                    DESKS, SWIVEL CHAIRS, BENCH VISES,
                    MISCELLANEOUS TEST EQUIPMENT, SCOPES,
                    SOLDERING GUNS, POWER SUPPLIES, METAL
                    VERTICAL FILING CABINETS, PIN INSERTERS

----------------------------------------------------------------------------------------------------------------------------
WELDING SHOP
----------------------------------------------------------------------------------------------------------------------------
 881                MISCELLANEOUS WELDING SUPPORT EQUIPMENT                     $5,000.00      $6,000.00      $7,000.00
                    INCLUDING BUT NOT LIMITED TO: CIRCULAR SAW,
                    VISES, DRILL PRESSES, ACETYLENE TORCH
                    CARTS, WORK BENCHES, DBL END GRINDER,
                    METAL LOCKERS, OVEN, TORCH MASKS, PIPE
                    BENDER, HAND TRUCK, WET/DRY VAC, WELDING
                    SUPPLIES, MILLER 300SS ARC WELDER

----------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                 $24,000.00     $34,500.00     $47,000.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                             FLV                 FMV                 FMIPV
----------------------------------------------------------------------------------------------------------------------------
MAIN OFFICE AREA
----------------------------------------------------------------------------------------------------------------------------
FLOOR #1 SOURCE/BUYER/RECEPTION
----------------------------------------------------------------------------------------------------------------------------
  882               MISCELLANEOUS SUPPORT OFFICE EQUIPMENT           $ 50,000.00         $ 70,000.00         $ 90,000.00
                    INCLUDING BUT NOT LIMITED TO: RECEPTIONIST
                    DESK, LEATHER SOFAS, WOODEN AND METAL
                    SHELVING, METAL VERTICAL AND LATERAL FILING
                    CABINETS, METAL DESKS, WOODEN DESKS,
                    SWIVEL UPHOLSTERED CHAIRS, SIDE CHAIRS,
                    COMPUTER WORK STATIONS, APPROXIMATELY
                    (70) PERSONAL COMPUTERS, PRINTERS, FAX
                    MACHINES, COLOR MONITORS, CORK AND
                    MARKER BOARDS, LAPTOP COMPUTERS,
                    LEATHER SIDE CHAIRS, EXECUTIVE OFFICE
                    FURNITURE, 5' METAL PARTITIONS

  883               EPSON DFX-5000 PRINTERS, S/N OG20A27942          $  1,000.00         $  1,250.00         $  1,500.00

----------------------------------------------------------------------------------------------------------------------------
FLOOR #2/EXECUTIVE OFFICES/FINANCE
----------------------------------------------------------------------------------------------------------------------------
  884               MISCELLANEOUS SUPPORT OFFICE EQUIPMENT           $ 30,000.00         $ 35,000.00         $ 40,000.00
                    INCLUDING BUT NOT LIMITED TO: RECEPTIONIST
                    DESK, LEATHER SOFAS, WOODEN AND METAL
                    SHELVING, METAL VERTICAL AND LATERAL FILING
                    CABINETS, METAL DESKS, WOODEN DESKS,
                    SWIVEL UPHOLSTERED CHAIRS, SIDE CHAIRS,
                    COMPUTER WORK STATIONS, APPROXIMATELY
                    (70) PERSONAL COMPUTERS, PRINTERS, FAX
                    MACHINES, COLOR MONITORS, CORK AND
                    MARKER BOARDS, LAPTOP COMPUTERS,
                    LEATHER SIDE CHAIRS, EXECUTIVE OFFICE
                    FURNITURE, 5' METAL PARTITIONS, CONFERENCE
                    TABLE, (18) MATCHING LEATHER CONFERENCE
                    ROOM CHAIRS, EXECUTIVE MATCHING OFFICE
                    FURNITURE, ARTWORK, PLANTS, MARKER
                    BOARDS, EASELS, LAPTOP COMPUTERS,
                    APPROXIMATELY (35) PERSONAL COMPUTERS
                    W/COLOR MONITORS, KEYBOARDS, BACK UPS, HP
                    DRAFT MASTER, RX PLOTTER

----------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                       $ 81,000.00         $106,250.00         $131,500.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                             FLV                 FMV                 FMIPV
----------------------------------------------------------------------------------------------------------------------------
SECOND FLOOR COMPUTER ROOM
----------------------------------------------------------------------------------------------------------------------------
  885               COMPAG PROLIANT 5000, Z SERVER 433DE-CVI 50      $ 35,000.00         $ 40,000.00         $ 45,000.00
                    MHZ ADVANTAGE 486, LANCAST SUPERSWITCH
                    5708, TURBO STACK TS24TR ETHERNET 24 PORT
                    HUB, APC 1400 SMART UPS, ROUTERS, 10 BASE T
                    PORT ACTIVITY, PLOTTERS, OSCILLOSCOPES,
                    APPROXIMATELY (15) PERSONAL COMPUTERS,
                    W/COLOR MONITORS, KEYBOARDS, (3)
                    PRINTRONIX SHEET FED PRINTERS, DATA
                    PRODUCTS, ACCOUNTING PRINTER, 10"
                    CRAFTSMAN DRILL PRESS

  886               MISCELLANEOUS OFFICE EQUIPMENT INCLUDING         $  1,500.00         $  2,000.00         $  2,500.00
                    BUT NOT LIMITED TO: METAL DESKS, FORMICA
                    TOP TABLES, SWIVEL CHAIRS, METAL 2 DOOR
                    LOCKERS, INSPECTION STATIONS, VERTICAL
                    METAL FILING CABINETS

----------------------------------------------------------------------------------------------------------------------------
ELECTRICAL DESIGN/PROTOTYPE/MECHANICAL DESIGN
----------------------------------------------------------------------------------------------------------------------------
FIRST FLOOR OFFICE AREA FORMERLY PLANT #70
----------------------------------------------------------------------------------------------------------------------------
  887               MISCELLANEOUS OFFICE SUPPORT EQUIPMENT           $140,000.00         $190,000.00         $250,000.00
                    INCLUDING BUT NOT LIMITED TO: METAL DESKS,
                    SWIVEL UPHOLSTERED CHAIRS, MATCHING SIDE
                    CHAIRS, METAL SHELVING, METAL LOCKERS,
                    VERTICAL METAL FILING CABINETS, FORMICA TOP
                    TABLES, COAT RACKS, METRO SHELVING,
                    MODULAR COMPUTER WORKSTATIONS, MARKER
                    BOARDS, APPROXIMATELY (110) PERSONAL
                    COMPUTERS, W/COLOR MONITORS, KEYBOARDS,
                    PRINTERS, FAX MACHINES, PLOTTERS, LAPTOP
                    COMPUTERS, TESTING EQUIPMENT INCLUDING:
                    OSCILLOSCOPES, SPECTRUM ANALYZERS,
                    DC POWER SUPPLY, TV SIGNAL GENERATORS,
                    MULTIMETER, SIGNAL GENERATOR, PATTERN
                    GENERATORS, SOLDERING GUNS, PROBE
                    CONTROLS AND POWER MODULES, SPECTRUM
                    ANALYZER, PANASONIC 40 MPS DIGITAL
                    OSCILLOSCOPES

----------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                       $176,500.00         $232,000.00         $297,500.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                   FLV                 FMV                 FMIPV
--------------------------------------------------------------------------------------------------------------------
FIRST FLOOR ELECTRICAL DESIGN
--------------------------------------------------------------------------------------------------------------------
888                 HEWLETT PACKARD 8591A SPECTRUM ANALYZER        $5,000.00           $7,000.00          $9,000.00
                    W/HEWLETT PACKARD 1142A PROBE CONTROL
                    AND POWER MODULE

889                 (16) TEKTRONIX TDS 420A FOUR CHANNEL          $30,000.00          $34,000.00         $38,000.00
                    DIGITIZING OSCILLOSCOPES, 200 MHZ

890                 (2) TEKTRONIX TM502A, AM503B CURRENT PROBE     $2,000.00           $3,000.00          $4,000.00
                    AMPLIFIERS

891                 HEWBETT PACKARD 4194A IMPEDANCE/GAIN-         $10,000.00          $14,000.00         $16,000.00
                    PHASE ANALYZER, S/N 2830J02599

892                 (3) FLUKE 54200 TV SIGNAL GENERATORS          $12,000.00          $15,000.00         $18,000.00

893                 TEKTRONIX 2445B, 150 MHZ OSCILLOSCOPE          $2,000.00           $3,000.00          $4,000.00

--------------------------------------------------------------------------------------------------------------------
FIRST FLOOR STORAGE AREA/CAGE
--------------------------------------------------------------------------------------------------------------------
894                 MISCELLANEOUS SUPPORT EQUIPMENT               $12,500.00          $16,000.00         $22,000.00
                    INCLUDING BUT NOT LIMITED TO: METAL
                    RACKING, PALLET JACKS, PART BINS, METAL
                    DESKS, HEAVY DUTY PALLET RACKING,
                    ELECTRICAL SUPPLIES, HARDWARE SUPPLIES,
                    MISCELLANEOUS SUPPORT SUPPLIES, PERSONAL
                    COMPUTERS

--------------------------------------------------------------------------------------------------------------------
CAFETERIA
--------------------------------------------------------------------------------------------------------------------
895                 MISCELLANEOUS CAFETERIA EQUIPMENT             $10,000.00          $12,000.00         $14,000.00
                    INCLUDING BUT NOT LIMITED TO:
                    APPROXIMATELY (75) FORMICA TOP TABLES,
                    APPROXIMATELY (600) PLASTIC CHAIRS, COFFEE
                    MAKERS, FREEZERS, METRO PORTABLE CARTS,
                    "L" SHAPED SERVING STATIONS, CASH
                    REGISTERS, FOOD BINS, PLASTIC TRAYS,
                    ASSORTED STAINLESS POTS/PANS, COOLERS,
                    FRYERS, (3) STAINLESS DISPENSING TANKS,
                    PALLET RACKING, NUEVOLEON SCALE, ZENITH
                    STEREO SYSTEM, SENTRY 1380 SAFE

--------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                    $83,500.00         $104,000.00        $125,000.00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                   FLV                 FMV                 FMIPV
--------------------------------------------------------------------------------------------------------------------
CAFETERIA (CONT'D)
--------------------------------------------------------------------------------------------------------------------
896                 HOBART 3 STAGE CENTRAL DISPENSING SYSTEM       $2,000.00           $3,000.00          $4,000.00
                    DISHWASHER

897                 (2) HOBART COMMERCIAL OVENS, DIGITAL           $2,000.00           $3,000.00          $4,000.00
                    DISPLAY

898                 SUPER SYSTEM MODEL #9-3, S/N 591,              $3,000.00           $4,000.00          $5,000.00
                    COMMERCIAL OVEN

899                 (2) VULCAN BURNER TOP STOVES, MODEL #E-36,     $4,000.00           $5,000.00          $6,000.00
                    S/N 8673580

900                 HOBART 4 SPEED HEAVY DUTY MIXER, MODEL #L-     $2,000.00           $3,000.00          $4,000.00
                    800, S/N 11-1039-392

901                 WELBERT FRYMASTER, (2) GENERAL ELECTRIC        $2,000.00           $3,000.00          $4,000.00
                    FRYOLATORS, S/N N/A

902                 MASTEBILT COMMERCIAL 3 DOOR GLASS              $1,000.00           $2,000.00          $3,000.00
                    REFRIGERATOR, S/N 164064

903                 (3) VOLLRATH WALKIN COOLERS, MODEL #17703-     $1,500.00           $2,000.00          $2,500.00
                    S, S/N 90039010R-FN-1, S/N N/A

--------------------------------------------------------------------------------------------------------------------
SECOND FLOOR OFFICE AREA
--------------------------------------------------------------------------------------------------------------------
OC/MANUFACTURING/PROCESS ENGINEERING
--------------------------------------------------------------------------------------------------------------------
904                 MISCELLANEOUS OFFICE EQUIPMENT INCLUDING      $45,000.00          $50,000.00         $55,000.00
                    BUT NOT LIMITED TO: 8' OVAL FORMICA TOP
                    CONFERENCE ROOM TABLE, (14) UPHOLSTERED
                    MATCHING SIDE CHAIRS, MARKER BOARD, RICOH
                    PORTABLE WRITEBOARD, METAL DESKS, METAL
                    LOCKERS, CORKBOARD, EXECUTIVE OFFICE
                    FURNITURE, SWIVEL UPHOLSTERED CHAIRS,
                    VERTICAL AND LATERAL METAL FILING CABINETS,
                    APPROXIMATELY (70) PERSONAL COMPUTERS
                    W/COLOR MONITORS, PRINTERS, ROYAL MODEL
                    #2270 COPIER, MICROWAVE

--------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                    $62,500.00          $75,000.00         $87,500.00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                        FLV                 FMV                 FMIPV
----------------------------------------------------------------------------------------------------------------------------
FIRST FLOOR TESTING DEPARTMENT
----------------------------------------------------------------------------------------------------------------------------
  905               MISCELLANEOUS TESTING EQUIPMENT              $12,000.00          $15,000.00          $18,000.00
                    INCLUDING BUT NOT LIMITED TO: MULTIMETERS,
                    OSCILLOSCOPES, AGILE MODULATORS,
                    UNIVERSAL COUNTERS, TV STEREO
                    GENERATORS, PATTERN GENERATORS, POWER
                    SUPPLIES, PROBE AMPLIFIER, SOLDERING
                    STATIONS, MISCELLANEOUS OFFICE EQUIPMENT
                    & MACHINE INCLUDING BUT NOT LIMITED TO:
                    METAL DESKS, SWIVEL CHAIRS, METAL VERTICAL
                    FILING CABINETS, PORTABLE METRO CARTS,
                    PLOTTERS, PERSONAL COMPUTERS W/COLOR
                    MONITORS, KEYBOARDS, DBL END GRINDER,
                    BUFFALO DRILL PRESS, CORNER NOTCHER #1,
                    ELECTRIFIED INSPECTION STATIONS, METAL
                    SHELVING


   906              ENCO VERTICAL MILLING MACHINE, 9" X 30"      $ 1,500.00          $ 1,750.00          $ 2,000.00
                    TABLE, POWER FEED

----------------------------------------------------------------------------------------------------------------------------
FIRST FLOOR BOARD ROOM AREA
----------------------------------------------------------------------------------------------------------------------------
   907              APPROXIMATELY (25) UPHOLSTERED CHAIRS, "U"   $ 6,000.00          $ 8,000.00          $10,000.00
                    SHAPED WOODEN BOARD ROOM TABLE W/(2)
                    MATCHING CREDENZAS, OVERHEAD PROJECTOR,
                    PODIUM, ARTWORK, OVAL SHAPED CONFERENCE
                    TABLES, APPROXIMATELY (16) MATCHING CHAIRS

----------------------------------------------------------------------------------------------------------------------------
SECOND FLOOR A/P DEPARTMENT
----------------------------------------------------------------------------------------------------------------------------
   908              MISCELLANEOUS OFFICE EQUIPMENT INCLUDING     $13,000.00          $16,000.00          $20,000.00
                    BUT NOT LIMITED TO: METAL DESKS,
                    APPROXIMATELY (30) PERSONAL COMPUTERS,
                    MONITORS, KEYBOARDS, PRINTERS, SWIVEL
                    CHAIRS, VERTICAL METAL FILING CABINETS,
                    MATCHING SIDE CHAIRS

----------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                   $32,500.00          $40,750.000         $50,000.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                                DESCRIPTION                   FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------
COMMUNICATION DEPARTMENT (2ND FLOOR)
----------------------------------------------------------------------------------------------------------------------------
 909      582       COMPUTER NETWORKING SYSTEM INCLUDING:                  $15,000.00     $20,000.00     $30,000.00
                    UNISON UNIPOWER PS8.0, CISCO 4000 SERIES,
                    T-ICSU PLUS, RAD D XC-2, ALLIED TELESIS,
                    3008SL, 8 PORT REPEATER, PRESTIGE UPS

 910      583       NORTHERN TELECOMM PBX PHONE SYSTEM                     $12,000.00     $18,500.00     $25,000.00
                    QPC188D, INCLUDING: MULTIPLEXORS, CHANNEL
                    LINKS, MICROWAVE, (ALLOWS CONNECTIVITY
                    INTERNATIONALLY), ROCKWELL WESCOM 3605-00,
                    INCLUDING APPROXIMATELY 700 INDIVIDUAL
                    HANDSETS

 911                MISCELLANEOUS SUPPORT EQUIPMENT                         $2,000.00      $3,000.00      $4,000.00
                    INCLUDING BUT NOT LIMITED TO: PERSONAL
                    COMPUTERS, PRINTERS, WORKSTATIONS, METAL
                    DESKS, A/C WALL UNIT, SWIVEL CHAIRS

----------------------------------------------------------------------------------------------------------------------------
OUTSIDE BUILDING
----------------------------------------------------------------------------------------------------------------------------
 912      861       SULLAIR PACKAGED ROTARY SCREW AIR                      $12,000.00     $16,000.00     $20.000.00
                    COMPRESSORS, MODEL #24KT

 913      862       SULLAIR PACKAGED ROTARY SCREW AIR                      $12,000.00     $16,000.00     $20,000.00
                    COMPRESSORS, MODEL #24KT

 914      863       SULLAIR PACKAGED ROTARY SCREW AIR                      $25,000.00     $30,000.00     $35,000.00
                    COMPRESSORS, MODEL #24KT, W/DIGITAL
                    CONTROL CONSOLE

 915                MISCELLANEOUS EQUIPMENT IN COMPRESSOR                   $1,500.00      $2,000.00      $2,500.00
                    AREA INCLUDING: SULLAIR PURE-AIRE AIR
                    DRYERS, CHILLER UNITS

 916                MISCELLANEOUS EQUIPMENT IN STORAGE                      $5,000.00      $6,000.00      $7,000.00
                    OUTSIDE INCLUDING BUT NOT LIMITED TO:
                    PEDESTAL STITCHES, (2) WAVE SOLDERS, OBI
                    PRESS WORK TABLES, PALLET RACKING

 917      865       DATSUN LPG FORKLIFT MODEL #CF01A-15, S/N                $2,000.00      $2,500.00      $3,000.00
                    022463, 3,000 LB CAPACITY, 3,642 HOURS, OROP

----------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                             $86,500.00    $114,000.00    $146,500.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                   FLV                 FMV                 FMIPV
--------------------------------------------------------------------------------------------------------------------
OUTSIDE BUILDING (CONT'D)
--------------------------------------------------------------------------------------------------------------------
918                 MISCELLANEOUS EQUIPMENT OUTSIDE                $1,500.00         $2,000.00           $2,500.00
                    INCLUDING BUT NOT LIMITED TO: TAPE
                    DISPENSING CASE SEALER, PNEUMATIC
                    STAMPING PRESSES, SCISSOR LIFT, SULLAIR AIR
                    COMPRESSOR, TABLE SAW, CLAMP ATTACHMENT,
                    CUT-OFF SAW, PALLET RACKING, STORAGE
                    SHELVES, FANS, HORIZONTAL BAND SAW, DRILL
                    PRESS, WELDING SUPPLIESBAND SAW, DRILL
                    PRESS, WELDING SUPPLIES

919       209       CHENG KI VERTICAL MILLING MACHINE W/POWER      $2,500.00         $3,000.00           $3,500.00
                    FEED MILLING VISE

--------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                     $4,000.00         $5,000.00           $6,000.00
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                    GRAND TOTAL PLANT #12                      $7,600,400.00     $9,520,050.00      $11,788,200.00
--------------------------------------------------------------------------------------------------------------------

                           [PLANT #26 APPEARS HERE]

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                 DESCRIPTION                             FLV                 FMV                 FMIPV
----------------------------------------------------------------------------------------------------------------------------
REPAIR & REWORK AREA
----------------------------------------------------------------------------------------------------------------------------
  920     452       CUSTOMER REPAIR & REWORK ASSEMBLY LINE #6A       $ 10,000.00         $ 20,000.00         $ 40,000.00
                    COMPLETE W/PROTECH EZ PACKER, WORK
                    STATIONS, PNEUMATIC HAND TOOLS, LEADER
                    OCILLOSCOPES, CARRIER CONVEYOR SYSTEM,
                    (2) PCB TEST FIXTURES, ASSOCIATED EQUIPMENT

  921     458       CUSTOM REPAIR & REWORK ASSEMBLY LINE #5B         $ 15,000.00         $ 35,000.00         $ 85,000.00
                    & 5A COMPLETE W/PROTECH EZ-PACKER, BUAL
                    BELT CONVERYOR, OSCILLOSCOPES, (17) CUSTOM
                    TEST FIXTURES, (2) MICROCOMPUTER TEST
                    SYSTEMS, AUDIO TEST FIXTURE, TELEVISIONS,
                    STEREO MODUALTION, DISTORTION ANANLYZER,
                    PATTERN GENERATOR, (2) MICROCOMPUTER
                    TEST SYSTEMS, VENTILATION UNITS,
                    ASSOCAITED EQUIPMENT

  922     453       ZENITH CIRCUIT BOARD TEST STATION,               $  1,500.00         $  2,000.00         $  2,750.00
                    W/MULTIMETER, POWER SUPPLY, IND. PC.
                    DIGITIZER, FIXTURE

  923     459       ZENITH CIRCUIT BOARD TEST STATION,               $  2,000.00         $  2,500.00         $  3,550.00
                    W/MULTIMETER, POWER SUPPLY, IND. PC.
                    DIGITIZER, FIXTURE W/AUDIO ANALYZER

  924     460       ZENITH CIRCUIT TEST STATION COMPLETE             $  3,000.00         $  4,000.00         $  5,000.00
                    W/FIXTURE, PANASONIC 40 MHZ OSCILLOSCOPE,
                    (2) LEADER PATTERN GENERATORS, HP
                    MULTIMETER, HP DC POWER SUPPLY IND PC

  925     457       CUSTOM WAVE SOLDER MACHINE W/CONVEYOR            $  7,000.00         $ 10,000.00         $ 13,000.00
                    CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                    S/N N/A

  926     461       PROTECH FLUID PUMPING STATION, MODEL #2100       $  1,500.00         $  2,250.00         $  3,000.00
                    W/ASSOCIATED EQUIPMENT, S/N N/A

----------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                       $ 40,000.00         $ 75,750.00         $152,250.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS
                               REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                             DESCRIPTION                               FLV           FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
REPAIRS & REWORK AREA (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
927       462                 PROTECH FLUID PUMPING STATION, MODEL #2100            $1,500.00     $2,250.00       $3,000.00
                              W/ASSOCIATED EQUIPMENT, S/N N/A

928       468                 PROTECH FLUID PUMPING STATION, MODEL #2100            $1,500.00     $2,250.00       $3,000.00
                              W/ASSOCIATED EQUIPMENT, S/N N/A

929       471                 PROTECH FLUID PUMPING STATION, MODEL #2100            $1,500.00     $2,250.00       $3,000.00
                              W/ASSOCIATED EQUIPMENT, S/N N/A

930       474                 PROTECH FLUID PUMPING STATION, MODEL #2100            $1,500.00     $2,250.00       $3,000.00
                              W/ASSOCIATED EQUIPMENT, S/N N/A

931       453                 TDK AIR MOUNT AXIAL LEAD INSERTER, MODEL             $27,000.00    $35,000.00      $45,000.00
                              #RX-4A, W/CONTROL CONSOLE, ASSOCIATED
                              EQUIPMENT, S/N N/A

932       454                 NNN DUAL STATION CHIP SHOOTER,                       $20,000.00    $30,000.00      $45,000.00
                              W/COMPUTER CONTROL SOLDER MASK,
                              CONVEYOR, ASSOCIATED EQUIPMENT, S/N N/A

933       455                 NNN DUAL STATION CHIP SHOOTER,                       $20,000.00    $30,000.00      $45,000.00
                              W/COMPUTER CONTROL SOLDER MASK,
                              CONVEYOR, ASSOCIATED EQUIPMENT, S/N N/A

934       456                 IUOCN CONVEYOR CURING OVEN, W/CONTROL                 $3,000.00     $3,500.00       $4,000.00
                              CONSOLE, ASSOCIATED EQUIPMENT, S/N N/A

935       462                 REPAIR & REWORK ASSEMBLY LINE #4B & #4A,              $3,000.00     $4,500.00       $7,000.00
                              COMPLETE W/(2) PRO TECH EZ PACKER, DUAL
                              BELT CONVEYOR, (10) CUSTOM TEST FIXTURES,
                              ASSOCIATED EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                           $79,000.00   $112,000.00     $158,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                   FLV                 FMV                 FMIPV
--------------------------------------------------------------------------------------------------------------------
REPAIR & REWORK AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------
936       467       ZENITH REPAIR & REWORK ASSEMBLY LINE #3A &     $17,500.00        $30,000.00          $85,000.00
                    #3B, COMPLETE W/DUAL BELT CONVEYORS, (6)
                    CUSTOM TEST FIXTURES, DC POWER SUPPLY,
                    WORK BENCHES, TELEVISIONS, EZ PACKERS,
                    WORK STATIONS, LEADER PATTERN GENERATOR,
                    (12) LEADER OSCILLOSCOPES, HAMEB
                    OSCILLOSCOPE, (2) PROTECH EZ PACKER,
                    LEADER, PC, (2) CUSTOM CIRCUIT TEST UNITS

937       464       ZENITH CUSTOM TEST BENCH, COMPLETE              $3,000.00         $4,000.00           $5,000.00
                    W/MONITOR, IND, PC, LEADER PATTERN
                    GENERATOR, HP MULTIMETER, AGILE
                    MODULATION, SWITCH CONTROL, FIXTURE,
                    PANASONIC 40 MHZ OSCILLOSCOPE

938       465       ZENITH CUSTOM TEST BENCH COMPLETE               $2,750.00         $3,500.00           $4,500.00
                    W/LEADER 100MHZ DIGITAL OSCILLOSCOPE,
                    KIETHLY MULTIMETER HP MULTIMETER, TEST
                    FIXTURE, MONITOR

939       466       ZENITH CUSTOM PCB TEST BENCH, COMPLETE          $6,000.00         $8,000.00          $10,000.00
                    W/DC POWER SUPPLIES, MONITOR, AUDIO
                    ANALYZER, MULTIMETER, TEKTRONIX DIGITIZER,
                    HP SIGNA GENERATOR, TV, STEREO
                    GENERATOR, CATEL TV MODULATOR, BOARD
                    FIXTURE, ASSOCIATED EQUIPMENT

940       469       ZENITH PCB TEST STATION MAIN REPAIR, PLT-       $7,000.00         $9,500.00          $12,500.00
                    13A, W/HP MULTIMETER, ATEL TV MODULATOR,
                    SIGNAL GENERATOR, DIGITIZER, IND. PC,
                    PRODUCTION FIXTURE, HP WAVE FORM
                    SYNTHESIZER, DC POWER SUPPLY, KIKUSUI
                    AUTOMATION W/I TESTER 9000, SUPERIOR
                    STABLILINE UPS, ASSOCIATED EQUIPMENT

--------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                     $36,250.00        $55,000.00         $117,000.00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                      DESCRIPTION                   FLV                 FMV                 FMIPV
--------------------------------------------------------------------------------------------------------------------
REPAIR & REWORK AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------
941       470       ZENITH PCB TEST STATION MAIN REPAIR, PLT-     $ 6,000.00       $  8,000.00           $10,000.00
                    13A, W/HP MULTIMETER, ATEL TV MODULATOR,
                    SIGNAL GENERATOR, DIGITIZER, IND. PC,
                    PRODUCTION FIXTURE, HP WAVE FORM
                    SYNTHESIZE, DC POWER SUPPLY, ASSOCIATED
                    EQUIPMENT

942       472       ZENITH REPAIR & REWORK ASSEMBLY LINE #2A,     $10,000.00       $ 20,000.00           $30,000.00
                    COMPLETE W/(2) PRO TECH EZ PACKERS, DUAL
                    BELT CONVEYOR, TEST FIXTURES, PRODUCTION,
                    PCB TEST STATIONS, OSCILLOSCOPES,
                    TELEVISIONS

943       473       ZENITH PCB TEST STATION, COMPLETE W/HP DC     $12,000.00       $ 16,000.00           $25,000.00
                    POWER SUPPLY, IND PC, LEADER, SIGNAL
                    GENERATOR, AUDIO ANALYZER, MONITOR,
                    STABLINE UPS, WORK FIXTURE, WAVEFORM
                    SYNTHESIZER, CATEL COLOR TV MODULATOR,
                    ASSOCIATED EQUIPMENT

944       475       ASSEMBLY LINE #1B & 1A, COMPLETE W/DUAL       $ 7,000.00       $ 12,000.00           $18,000.00
                    BELT CONVEYOR, (2) PROTECH EZ PACKERS,
                    WORK LIGHTS, ASSOCIATED EQUIPMENT, (NOT IN
                    SERVICE)

945       476       BUSCHMAN ROTARY CAROUSEL CONVEYOR UNIT,       $14,000.00       $ 20,000.00           $27,500.00
                    COMPLETE W/MOTOR CONTROL, ELECTRIFIED
                    CARRIERS, ASSOCIATED EQUIPMENT, S/N N/A


946       477       BUSCHMAN ROTARY CAROUSEL CONVEYOR UNIT,       $14,000.00       $ 20,000.00           $27,500.00
                    COMPLETE W/MOTOR CONTROL, ELECTRIFIED
                    CARRIERS, ASSOCIATED EQUIPMENT, S/N N/A

947       478       BUSCHMAN ROTARY CAROUSEL CONVEYOR UNIT,       $14,000.00       $ 20,000.00           $27,500.00
                    COMPLETE W/MOTOR CONTROL, ELECTRIFIED
                    CARRIERS, ASSOCIATED EQUIPMENT, S/N N/A

--------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                    $77,000.00       $116,000.00          $165,000.00
--------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                           DESCRIPTION                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------
REPAIR & REWORK AREA (CONT'D)
----------------------------------------------------------------------------------------------------------------------------
 948                MISCELLANEOUS SUPPORT EQUIPMENT                   $350.00        $450.00        $600.00
                    INCLUDING BUT NOT LIMITED TO: CARRIERS,
                    PALLET JACKS, WORK BENCHES, LOCKERS,
                    PALLET RACKING

----------------------------------------------------------------------------------------------------------------------------
STORAGE & CAGE AREA
----------------------------------------------------------------------------------------------------------------------------
 949                MISCELLANEOUS SUPPORT EQUIPMENT                $17,500.00     $25,000.00     $32,500.00
                    INCLUDING BUT NOT LIMITED TO: LEADER
                    OSCILLOSCOPES, TEST FIXTURES, WAVEFORM
                    SYNTHESIZER, HEAT GUN, SOLDER GUN,
                    PERSONAL COMPUTERS, TV STEREO
                    GENERATOR, POWER SUPPLIES, TV MODULATOR,
                    MULTIMETER, UPS PATTERN GENERATOR, TV
                    DEMODULATOR, VOLTMETER, HV METER,
                    FUNCTION GENERATOR, METRO SHELVES,
                    SURFACE MOUNT UNIT,PALLET RACKING

----------------------------------------------------------------------------------------------------------------------------
OUTSIDE MAINTENANCE
----------------------------------------------------------------------------------------------------------------------------
 950                AIR TANKS, 4 POST PRESS, DAYTON DRILL PRESS,      $400.00        $500.00        $600.00
                    LINCOLN ARC WELDER, DIE LIFT TABLE, STORAGE
                    SHELVES

----------------------------------------------------------------------------------------------------------------------------
REWORK/REPAIR
----------------------------------------------------------------------------------------------------------------------------
951       916       MUNCK AUTECH INVENTORY RETRIEVAL SYSTEM        $30,000.00     $40,000.00     $60,000.00
                    W/RODACARGA MATHEWS POWER ROLLER
                    CONVEYORS, S/N 1004, 180 SECTIONS OF HEAVY
                    DUTY 20" HIGH PALLET RACKING, 700 LB
                    CAPACITY, PENDANT CONTROLS, W/(3) MUNCK
                    AUTECH PLATFORM RETRIEVERS

----------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                     $48,250.00     $65,950.00     $93,700.00
----------------------------------------------------------------------------------------------------------------------------

                       GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                 DESCRIPTION                                       FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
WAREHOUSE
---------------------------------------------------------------------------------------------------------------------------------
  952                         MISCELLANEOUS EQUIPMENT INCLUDING BUT                  $20,000.00     $28,000.00     $40,000.00
                              NOT LIMITED TO: IR OVENS, AQUA STATION 3
                              CHAMBER BOARD WASHER, 18" BELT CONVEYOR,
                              FANS, PALLET JACKS, PERSONAL COMPUTERS
                              W/MONITORS, PORTABLE STAIRCASE
                              APPROXIMATELY 50 SECTIONS OF MEDIUM DUTY
                              20' HIGH PALLET RACKING, APPROXIMATELY 145
                              SECTIONS OF 20' HIGH PALLET RACKING

---------------------------------------------------------------------------------------------------------------------------------
CAFETERIA
---------------------------------------------------------------------------------------------------------------------------------
  953                         MISCELLANEOUS EQUIPMENT INCLUDING BUT                  $6,000.00      $7,000.00      $12,000.00
                              NOT LIMITED TO: APPROXIMATELY (20) FORMICA
                              TOP FOLD-UP TABLES, APPROXIMATELY (120)
                              PLASTIC CHAIRS, CASH REGISTER, BUFFET STYLE
                              STAINLESS SERVING LINES, ALTO SHAAM-HALO
                              HEAT DUAL INDUSTRIAL OVENS, MODEL #1000-TH
                              1, FRYOLATOR, SURFACE TOP BURNERS/FRYERS,
                              VULCAN INDUSTRIAL OVEN W/BURNER TOP, ICE-O
                              MATIC HOBART REFRIGERATOR

  954          922            (2) KOLPAK WALK-IN COOLERS                             $1,500.00      $2,000.00       $3,000.00

  955          923            HOBART WALK-IN COOLER, S/N 53781-411                   $1,000.00      $1,500.00       $2,000.00

--------------------------------------------------------------------------------------------------------------------------------
OFFICE AREA FIRST FLOOR
--------------------------------------------------------------------------------------------------------------------------------
  956                         MISCELLANEOUS OFFICE EQUIPMENT INCLUDING               $5,000.00      $6,500.00       $8,000.00
                              BUT NOT LIMITED TO: METAL DESKS, SWIVEL
                              CHAIRS, VERTICAL METAL FILING CABINETS,
                              APPROXIMATELY (10) PERSONAL COMPUTERS,
                              W/COLOR MONITORS, PRINTERS, FAX MACHINE,
                              FORMICA TOP CONFERENCE TATLE W/(8) PLASTIC
                              CHAIRS, WOODEN DESK, WORK TABLES,
                              PLOTTERS

--------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                             $33,500.00     $45,000.00     $65,000.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1,1998

----------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                           DESCRIPTION                             FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------
STORAGE AREA
----------------------------------------------------------------------------------------------------------------------------
 957                (2) COLTERMAN TELESCOPING WORK PLATFORM                    $ 4,500.00     $ 6,000.00     $ 8,000.00
                    MAXI-LIFTS, HAND TRUCK, CHAIRS, METAL
                    SHELVING, BARREL CARTS, TOOL CARTS,
                    ELECTRIFIED WORK BENCHES, LADDERS,
                    OSCILLOSCOPES, TEST FIXTURES, POWER
                    SUPPLIES

 958      924       AEC INDUSTRIAL CHILLER, MODEL #DSA-5CH, S/N                $ 2,000.00     $ 3,000.00     $ 5,000.00
                    851264, REFRIGERANT R22

 959      925       SULLAIR, MODEL #PAR 170, S/N 003-01813,                    $ 1,000.00     $ 1,500.00     $ 2,250.00
                    DRYER/FILTRATION SYSTEM

 960      926       UNIVERSAL SEQUENCER, S/N 2596R-21900-CEHS-                 $ 4,000.00     $ 5,000.00     $ 6,000.00
                    1377, 42 INSERTION LINES

 961      927       UNIVERSAL DIP MACHINE, S/N 6295-20803201-CDH-              $ 2,500.00     $ 3,500.00     $ 4,500.00
                    1730

 962      928       UNIVERSAL SURFACE/VACUUM MOUNT MACHINE,                    $ 3,000.00     $ 4,000.00     $ 5,000.00
                    S/N N/A

 963      929       AVI-SERT VC-4H SEQUENCER, 40 INSERTION                     $ 6,000.00     $ 7,000.00     $ 8,000.00
                    LINES, TCK-4 DIRECTION REVERSE UNIT

 964      930       UNIVERSAL PASS THROUGH SEQUENCER, 30                       $ 5,000.00     $ 6,000.00     $ 7,000.00
                    INSERTION LINES, W/STACKER

 965      934       UNIVERSAL SURFACE MOUNT INSERTION                          $ 2,000.00     $ 3,000.00     $ 4,000.00
                    MACHINE, W/HOPPER ATTACHMENT

 966      931       UNIVERSAL SURFACE MOUNT INSERTION                          $ 3,000.00     $ 4,000.00     $ 5,000.00
                    MACHINE,W/REEL ATTACHMENT
----------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                 $33,000.00     $43,000.00     $54,750.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM #    ID#                      DESCRIPTION                             FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------
COMPUTER/SIGNAL ROOM
---------------------------------------------------------------------------------------------------------------------------
 967                     COMPLETE SIGNAL GENERATION ROOM                   $40,000.00     $50,000.00     $ 70,000.00
                         INCLUDING: SIGNAL GENERATORS, INDUSTRIAL
                         PERSONAL COMPUTERS, TV MODULATORS, DC
                         POWER SUPPLIES, OSCILLOSCOPES, CONTROL
                         CABINETS, PATTERN TEST GENERATORS, AUDIO
                         SYNTHESIZERS, ASSOCIATED METERS AND
                         EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------
COMPRESSOR ROOM
---------------------------------------------------------------------------------------------------------------------------
 968      479            QUINCY AIR DRYER                                   $1,500.00      $2,000.00       $2,500.00

 969      931            SULLAIR MODEL #LS-201001-ACAG, 24 KT               $5,000.00      $6,500.00       $8,000.00
                         PACKAGED ROTARY SCREW AIR COMPRESSORS

 970      932            SULLAIR MODEL #LS-201001-ACAG, 24 KT              $20,000.00     $25,000.00      $30,000.00
                         PACKAGED ROTARY SCREW AIR COMPRESSORS,
                         S/N 003-141387

 971                     MISCELLANEOUS COMPRESSOR ROOM                     $ 1,000.00     $ 1,750.00       $2,500.00
                         INCLUDING TWO SULLAIR REFRIGERATED AIR
                         DRYERS, FANS

---------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                        $67,500.00     $85,250.00     $113,000.00
---------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                               ZENITH ELECTRONICS

                                REYNOSA, MEXICO

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #         ID#                 DESCRIPTION                             FLV               FMV                   FMIPV
------------------------------------------------------------------------------------------------------------------------------------
OFFICE AREA 2ND FLOOR
------------------------------------------------------------------------------------------------------------------------------------
  972                         MISCELLANEOUS OFFICE EQUIPMENT INCLUDING:    $     10,000.00   $      11,000.00      $      12,000.00
                              WOODEN & METAL DESKS, SWIVEL CHAIRS,
                              APPROXIMATELY (15) PERSONAL COMPUTERS,
                              COLOR MONITORS, PRINTERS, VERTICAL METAL
                              FILING CABINETS, FOLD-UP FORMICA TOP
                              TABLES, PLASTIC CHAIRS, TV STAND, DATA
                              PRODUCTS PRINTER

------------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                   $     10,000.00   $      11,000.00      $      12,000.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              GRAND TOTAL PLANT #26                        $    424,500.00   $     608,960.00      $     931,200.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              GRAND TOTAL REYNOSA                          $ 18,880,250.00    $ 23,158,500.00      $  28,762,200.00
------------------------------------------------------------------------------------------------------------------------------------

                             [PHOTO APPEARS HERE]

                       RANDOM VIEW OF BOBBIN DEPARTMENT



                             [PHOTO APPEARS HERE]

                         RANDOM VIEW OF ASSEMBLY LINES

                             [PHOTO APPEARS HERE]


                          SENSBEY WAVE SOLDER MACHINE





                             [PHOTO APPEARS HERE]


                     SODICK ELECTRICAL DISCHARGE MACHINE

                             [PHOTO APPEARS HERE]


                 CINCINNATI MILACRON INJECTION MOLDING MACHINE




                             [PHOTO APPEARS HERE]


                             VIEW OF STORAGE SILOS

                                 CERTIFICATION
                                 -------------

Greenwich Industrial Services, LLC (GIS) hereby certifies that we have personally inspected the property or information provided. We certify that, to the best of our knowledge and belief:

 .  The statement of fact contained in this report is true and correct.

 . The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, are our personal, unbiased professional analyses, opinions, and conclusions.

 . GIS has no present or contemplated future interest in the property that is the subject of this report, and we have no specified personal interest or bias with respect to the parties involved.

 . GIS compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event.

 . GIS's analyses, opinions, and conclusions were developed, and this report has been prepared in conformity with Uniform Standards of Professional
   Appraisal Practice and the Code of Professional Ethics and Standards of the American Society of Appraisers.

 . No one provided significant professional assistance to the person signing this report. (If there are exceptions, the name of each individual providing professional assistance must be stated.)

GREENWICH INDUSTRIAL SERVICES, LLC

By:  /s/ [SIGNATURE ILLEGIBLE]               Date:   5/14/98
   -----------------------------                  --------------------



                                       I

                        STATEMENT OF LIMITING CONDITIONS
                        --------------------------------

1. All facts and data set forth in this report are true and accurate to the best of the appraisers knowledge and belief.

2. Neither the appraiser nor any officer or employee of Greenwich Industrial Services, LLC has any financial interest in the subject property appraised.

3. No investigation of legal fee of title to the fixtures and equipment has been made and the owner's or tenant's claim to property has been assumed to be valid. No consideration has been given to liens or encumbrances which may be against the property except as specifically stated in the appraisal report.

4. All opinions as to market value are represented as the appraiser's considered unbiased opinion based on the facts and date set forth in the report. The appraiser assumes no responsibility for changes in market condition or for the inability to locate a purchaser at appraised value.

5. The appraiser herein, by reason of this appraisal, is not required to give testimony or attend court or any governmental hearing with reference to property in question without a prior agreement as to fee for additional services.

6. The information in this report is not to be reproduced in part or in full nor used out of context in any form without the written consent of the appraiser(s).

7. We have attempted to identify leased equipment in the report. We make no guarantee that all leased equipment is identified or eliminated from the inventory and report.

8. Information furnished by others, upon which any portion of this report are based is believed to be reliable, but has been verified in all cases. No guarantee is given as to the accuracy of such information.

9.   The fee for the appraisal is not contingent upon the values reported.

                                      II

                             DEFINITIONS OF VALUE
                             --------------------

New Replacement Cost: The amount, or opinion of value, required to replace
--------------------
property (equipment) with a modern new unit utilizing the most current; technology and materials, that will duplicate the product capacity and utility of an existing unit, at current market prices for materials, taxes, freight, and cartage costs, labor, and installation costs, contractors' overhead and profit and fees; but without provision for overtime, bonuses for labor, premiums for materials, or equipment. The value is predicated upon replacing the equipment package at one time.

Fair Market In-Place/In Use Value reflected represents the value of the assets
---------------------------------
in their present location assuming the facility will continue in the manufacture of its present product at a profitable level. The values reflected take into consideration all costs associated with rigging, installation, wiring, plumbing, and dismanting. Greenwich Industrial Services has not taken into consideration the financial condition, goodwill, product lines, or the future markets of the company.

Fair Market Value reflected represents the most probable amount an asset should
-----------------
bring in a competitive and open market under all conditions requisite to a fair sale with the buyer and seller each acting prudently and knowledgeably with equity to both, and assuming the price is not affected by undue stimulus: (a) buyer and seller are typically motivated; (b) both parties are well informed or well advised, and acting in what they consider their own best interest; (c) a reasonable time is allowed for exposure to the open market; (d) payment is made in terms of cash in U.S. dollars; and (e) the price represents the normal consideration for the asset sold, unaffected by special or creative financing, or sales concessions granted by anyone associated with the sale.

Orderly Liquidation Value reflected represents the gross amount that, in our
-------------------------
opinion, would be realized if the assets were sold by conducting a well advertised orderly liquidation (privately negotiated sales) with the seller being compelled, over a reasonable period of time. All assets are to be sold on a piecemeal basis "as is" "where is" with purchasers responsible for removal of assets at their own risk and expense. Any deletion or additions to the total package could change the psychological and/or monetary appeal necessary to gain the value indicated.

Auction/Forced Liquidation Value reflected represents the amount that, in our
--------------------------------
opinion, would be realized if the assets were sold in a forced situation, at a properly advertised and conducted public auction sale usually with a 30 - 60 day timeframe, under present economic trends. Conclusions taken into consideration are physical location, difficulty of removal, physical condition, adaptability, specialization, marketability, overall appearance and psychological appeal. Further, the ability of the asset group to draw sufficient prospective buyers to insure competitive offers is considered. All assets are to be sold on a piecemeal basis "as is" "where is" with purchasers responsible for removal of assets at their own risk and expense. Any deletions or additions to the package could change the psychological and/or monetary appeal necessary to obtain the value indicated.

Note: The above definitions have been adopted from the definitions set forth by
                      The American Society of Appraisers.

                                      III

                             DEFINITIONS OF TERMS
                             --------------------

               A further explanation of Fair Market Value in Use

                                  FAIR VALUE

       Definition of, as established by the Comptroller of the Currency

FAIR VALUE is the cash price that might reasonably be anticipated in a current sale under all conditions requisite to a fair sale in an "as is" condition. A fair sale means that the buyer and seller are each acting prudently, knowledgeably, and under no necessity to buy or sell (i.e., other than in a forced or liquidation sale). The appraiser should estimate the cash price that might be received upon exposure to the open market for a reasonable time, considering the property type and local market conditions. When a current sale is unlikely (i.e., when it is unlikely that the sale can be completed within eighteen (18) months, the appraiser must discount all cash flows generated by the property to obtain the estimate of fair value. These cash flows include, but are not limited to, those arising from ownership, development, operations, and sale of property. The discount applied shall reflect the appraiser's judgment of what a prudent, knowledgeable purchaser under no necessity to buy would be willing to pay to purchase the property in a current sale.


                                  FAIR VALUE

                      By Treasury Regulation 20.2031-1(b)

FAIR MARKET VALUE is the price at which the property would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of relevant facts. The fair market value of a particular item of property includible in the decedent's gross estate is not to be determined by a forced sale price, nor is the fair market value of an item of property to be determined by the sale price of the item in a market other than that in which such item is most commonly sold to the public, taking into account the location of the item wherever appropriate. Thus, in the case of an item of property includible in the decedent's gross estate, which is generally obtained by the public in the retail market, the fair market value of such an item of property is the price at which the item or a comparable item would be sold at retail.

                                      IV

                           DEFINITION OF CONDITIONS

NEW (N) - 100% estimated remaining life

This term describes an item of equipment not used before and capable of being utilized for it's entire normal useful life.

VERY GOOD (VG) - 70-99% estimated remaining life

This term describes an item of equipment in excellent condition capable of being used for its designed purpose in present condition.

GOOD CONDITION (G) - 50-69% estimated remaining life

This term describes those items of equipment which may have been modified or repaired but are being used at or near their fully specified capacity. The effects of age and/or utilization indicate that some minor repairs have to be made or that the item may have to be used to some slightly lesser degree than its original purpose in the foreseeable future.

FAIR CONDITION (F) - 30-49% estimated remaining life

This term describes those items of equipment which are being used at some point below their fully specified design because of the effects of age and/or application and which require general repairs. This may require some replacement of minor elements in the foreseeable future to bring the level of use to or near their original specifications.

POOR CONDITION (P) - 10-29% estimated remaining life

This term is used to describe those items of equipment which can only be used at some point well below their original design and it is not possible to realize full capability in their current condition without extensive repairs and/or the replacement of major elements.

SCRAP CONDITION (X) - 0.9% estimated remaining life

This term is used to describe those items of equipment which are no longer serviceable and which cannot be used to any practical degree regardless of the extent of the repairs or modifications to which they may be subjected. This condition applies to items of equipment which have been used for 100% of their useful life or which are 100% technologically or functionally obsolete. Provision is given in the percentage values that part of a scrap machine may have use as a reparable spare for a like machine.

           These description or similar descriptions have appeared
                      in various appraisal literature of
                      The American Society of Appraisers.
                   Percentage adjustments are the opinion of
                      Greenwhich Industrial Services, LLC

                                       V

            STATEMENT REGARDING THE AMERICAN SOCIETY OF APPRAISERS
            ------------------------------------------------------

The American Society of Appraisers was founded in 1952 and is comprised of professional individuals, drawn together to form the only major appraisal organization representing multiple disciplines. The organization consists of valuation specialists in land, equipment, buildings, art objects, finance, assessment, insurance, law, accounting, natural resources, public utilities, gems, securities, equities, in short, all types of tangible property, real or personal.

Each Society member, who has satisfactorily demonstrated that he or she is qualified to appraise one or more of the types of property, has been granted the right to use the professional designation. The examination process consists of submission of representative appraisal reports, a minimum of five years of full time valuation experience and screening of the applicant's professional and ethical practices.

Additionally, the Society members are required to update and add to their skills through attending a minimum number of continuing education classes required for recertification every five years.

Ethical practices and conduct required of Society members are clearly defined in "The Principles of Appraisal Practice and Code of Ethics" of the American Society of Appraisers. Each member of the Society is sworn to perform and operate his business within the frame work of this code.

The purpose of promulgating the Principle of Appraisal Practice and Code of Ethics are to:

1. Inform those who use the services of appraisers what, in the opinion of the Society constitutes competent and ethical appraisal practice.

2. Serve as a guide to its own members in achieving competency in appraisal practice and adhering to ethical standards.


3. Aid in the accomplishment of the purpose of the Society including, fostering appraisal education, improving and developing of appraisal techniques, encouraging sound professional practices, establishing criteria regarding the use of employers or staff appraisers and enforcing the ethical conduct and practice by its members.

 4. Provide means, in addition to those used in examining applicants, for admission to the grades of Member and Senior Member of the Society for judging their skill, competence and understanding of ethical principles.


5. Epitomize those appraisal practices that experience has found to be effective in protecting the public against exploitation.

                                         VI